                                                      1933 Act File No. 33-47641
                                                      1940 Act File No. 811-6650

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /X/

                           Pre-Effective Amendment No.                       / /

                         Post-Effective Amendment No. 36                     /X/

                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT         /X/
                                     OF 1940

                                Amendment No. 35                             /X/

                         LORD ABBETT RESEARCH FUND, INC.
                         -------------------------------
                Exact Name of Registrant as Specified in Charter

              90 Hudson Street, Jersey City, New Jersey 07302-3973
              -----------------------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (800) 201-6984
                  --------------------------------------------

           Christina T. Simmons, Vice President & Assistant Secretary
              90 Hudson Street, Jersey City, New Jersey 07302-3973
              -----------------------------------------------------
                      Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

/ /  immediately upon filing pursuant to paragraph (b)

/X/  on April 1, 2005  pursuant to paragraph (b)

/ /  60 days after filing pursuant to paragraph (a) (1)

/ /  on (date) pursuant to paragraph (a) (1)

/ /  75 days after filing pursuant to paragraph (a) (2)

/ /  on (date) pursuant to paragraph (a) (2) of rule 485

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[LORD ABBETT LOGO]

LORD ABBETT                                                         APRIL 1,
  AMERICA'S VALUE FUND                                                2005
                                                                   PROSPECTUS


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CLASS P SHARES OF THE FUND ARE NEITHER OFFERED TO THE GENERAL PUBLIC NOR AVAILABLE IN ALL STATES.

PLEASE CALL 800-821-5129 FOR FURTHER INFORMATION.

                                TABLE OF CONTENTS


                                 THE FUND                                      PAGE
                      What you should  Goal                                     2
                  know about the Fund  Principal Strategy                       2
                                       Main Risks                               4
                                       Performance                              6
                                       Fees and Expenses                        8
                                       Additional Investment Information        10
                                       Management                               14

                                YOUR INVESTMENT

                      Information for  Purchases                                16
                             managing  Sales Compensation                       32
                            your Fund  Opening Your Account                     37
                              account  Redemptions                              39
                                       Distributions and Taxes                  41
                                       Services For Fund Investors              42

                             FINANCIAL INFORMATION

                                       Financial Highlights                     45

                            ADDITIONAL INFORMATION

                    How to learn more  Back Cover
                   about the Fund and
                    other Lord Abbett
                                Funds

                                    THE FUND

GOAL

     The Fund's investment objective is to seek current income and capital appreciation.

PRINCIPAL STRATEGY

     To pursue this goal, the Fund normally invests in equity securities of companies with market capitalizations greater than $500 million at the time of purchase and fixed income securities of various types. This market capitalization threshold may vary in response to changes in the markets. The Fund generally uses a value approach to identify particular investments for the Fund. The mix of the Fund's investments at any time will depend on our judgments regarding the degree to which we believe specific securities are undervalued (that is, with the highest projected total return/yield potential) and is subject to change. Under normal circumstances, the Fund invests at least 65% of its net assets in equity securities and may invest its remaining assets in equity or fixed income securities. The Fund invests under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and fixed income securities issued by companies organized in or maintaining their principal place of business in the United States, or whose securities are traded primarily in the United States. The Fund will provide shareholders with at least 60 days notice of any change in this policy. The Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.

     In the case of equity securities, we focus on companies that we believe have the potential for significant market appreciation due to growing recognition of improvement

[SIDENOTE]

----------------------
WE OR THE FUND OR AMERICA'S VALUE FUND refers to Lord Abbett America's Value Fund, a portfolio or series of Lord Abbett Research Fund, Inc. (the "Company").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

     in their financial results or increasing anticipation of such improvement. We look for such factors as:

     - changes in economic and financial environments
     - new or improved products or services
     - new or rapidly expanding markets
     - changes in management or structure of the company
     - price increases for the company's products or services
     - improved efficiencies resulting from new technologies or changes in distribution
     - changes in government regulations, political or competitive conditions

     The equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

     The Fund may invest in various types of fixed income securities, including investment grade debt securities, mortgage-related or other asset-backed securities, high-yield debt securities (sometimes called "lower-rated bonds" or "junk bonds"), U.S. Government securities, and cash equivalents. In selecting investments for the Fund we seek unusual values, using fundamental, bottom-up research to identify undervalued securities that we believe will produce a high total return. It is expected that a significant portion of the Fund's assets (as much as 30%) may be invested in high-yield debt securities. We attempt to reduce the risks associated with these securities through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions. Although the Fund may purchase securities with maturities of up to 30 years, during normal market conditions its average portfolio maturity is expected to be between 5 and 12 years.

                                                            AMERICA'S VALUE FUND

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in equity and fixed income securities.

     The value of the Fund's equity security holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies involved. With its emphasis on VALUE STOCKS, the Fund may perform differently than the market as a whole and other types of stocks, such as growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. The Fund may invest a significant portion of its assets in mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies. Because the Fund is not limited to investing in equity securities, the Fund may have smaller gains in a rising stock market than a fund investing solely in equity securities. In addition, if the Fund's assessment of a company's value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     The value of the Fund's fixed income holdings and, consequently, the value of an investment in the Fund will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline. Longer-term fixed income securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price. High yield securities or junk bonds are usually more credit sensitive than interest rate sensitive. In times of economic

[SIDENOTE]

VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

                                                            AMERICA'S VALUE FUND

     uncertainty, these securities may decline in price, even when interest rates are falling.

     There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.

     The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. The prepayment rate also will affect the price and volatility of a mortgage-related security.

     Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                     ---------------------------
                               AMERICA'S VALUE FUND  Symbols: Class A - LAMAX
                                                              Class B - LAMBX
                                                              Class C - LAMCX

                                                              Class P - LAMPX


PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

2002            -7.7%
2003           +21.8%
2004           +16.7%

BEST QUARTER 4th Q '03   +12.5%
WORST QUARTER 3rd Q '02  -13.2%

     The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans

                                                            AMERICA'S VALUE FUND

     or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004
--------------------------------------------------------------------------------


                                                   LIFE OF
SHARE CLASS                            1 YEAR      FUND(1)
Class A Shares
Return Before Taxes                       9.98%       7.32%
----------------------------------------------------------
Return After Taxes on
 Distributions                            8.98%       6.55%
----------------------------------------------------------
Return After Taxes on
 Distributions and Sales
 of Fund Shares                           6.53%       5.83%
----------------------------------------------------------
Class B Shares                           12.02%       7.94%
----------------------------------------------------------
Class C Shares                           15.98%       8.81%
----------------------------------------------------------
Class P Shares                           16.68%       9.42%
----------------------------------------------------------
S&P 500 Index(2)
(reflects no deduction for
fees, expenses or taxes)                 10.87%       3.58%(3)
----------------------------------------------------------


(1)  The SEC declared the Fund effective on 12/27/01 for all classes of shares.
(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 12/31/01-12/31/04, to correspond with the Class A, B, C, and P shares period shown.

                                                            AMERICA'S VALUE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                 CLASS A      CLASS B(1)        CLASS C       CLASS P
SHAREHOLDER FEES
(Fees paid directly from your investment)
Maximum Sales
Charge on Purchases
(as a % of offering price)                            5.75%(2)      none             none          none
-------------------------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge
(See "Purchases")(3)                                  none(4)       5.00%            1.00%(5)      none
-------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets)
(as a % of average net assets)
 Management Fees
(See "Management")                                    0.75%         0.75%            0.75%         0.75%
-------------------------------------------------------------------------------------------------------
Distribution and Service
(12b-1) Fees(6)                                       0.36%         1.00%            1.00%         0.45%
-------------------------------------------------------------------------------------------------------
Other Expenses                                        0.24%         0.24%            0.24%         0.24%
-------------------------------------------------------------------------------------------------------
Total Operating Expenses                              1.35%         1.99%            1.99%         1.44%
-------------------------------------------------------------------------------------------------------


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                            AMERICA'S VALUE FUND


================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS             1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class A Shares         $    705   $    978   $  1,272   $  2,105
----------------------------------------------------------------
Class B Shares         $    702   $    924   $  1,273   $  2,152
----------------------------------------------------------------
Class C Shares         $    302   $    624   $  1,073   $  2,317
----------------------------------------------------------------
Class P Shares         $    147   $    456   $    787   $  1,724
----------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


Class A Shares         $    705   $    978   $  1,272   $  2,105
----------------------------------------------------------------
Class B Shares         $    202   $    624   $  1,073   $  2,152
----------------------------------------------------------------
Class C Shares         $    202   $    624   $  1,073   $  2,317
----------------------------------------------------------------
Class P Shares         $    147   $    456   $    787   $  1,724
----------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices, and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.

     FOREIGN SECURITIES. The Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

     LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its total assets at the time an option is written.

     RISKS OF OPTIONS. Fund transactions in options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The mortgage- and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

     TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political, or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


     INFORMATION ON PORTFOLIO HOLDINGS. The Fund's Annual and Semi-Annual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.


     In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available Fund portfolio commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or portfolio attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

MANAGEMENT


     BOARD OF DIRECTORS. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.

     INVESTMENT ADVISER. The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $92 billion in 50 mutual funds and other advisory accounts as of January 31, 2005.

     Lord Abbett is entitled to an annual management fee of .75% based on the Fund's average daily net assets. The fee is calculated daily and payable monthly. For the fiscal year ended November 30, 2004, the fee paid to Lord Abbett was at a rate of .75 of 1% of the Fund's average daily net assets.


     In addition, Lord Abbett provides certain administrative services to the Fund for a fee at the annual rate of .04 of 1% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.


     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Edward von der Linde and Christopher J. Towle head the team and are primarily and jointly responsible for the day-to-day management of the Fund. Mr. von der Linde, Partner and Investment Manager, joined Lord Abbett in 1988 and has been in the investment business since 1985. Mr. Towle, Partner and Investment Manager, joined Lord Abbett in 1987. Mr. Towle is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

                                 YOUR INVESTMENT

PURCHASES

     The Fund offers in this Prospectus four classes of shares: Classes A, B, C, and P. Each class represents investments in the same portfolio of securities, but each has different expenses, dividends and sales charges. Class A, B, and C shares are offered to any investor. Class P shares are offered to certain investors as described below. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account."


     We reserve the right to modify, restrict or reject any purchase order or exchange request if a Fund or LORD ABBETT DISTRIBUTOR LLC (the "Distributor") determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.


     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity

[SIDENOTE]


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price or the security is relatively illiquid. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. A Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.


     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.


     EXCESSIVE TRADING AND MARKET TIMING. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.

     To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, the Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

     The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

     FREQUENT TRADING POLICY. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Money Market
     Fund) will be prohibited from investing in the Fund for 30 calendar days after the redemption. The policy applies to all redemptions and investments that are part of an exchange transaction or transfer of assets, but does not apply to certain other transactions described below. The frequent trading policy will not apply to redemptions by shareholders whose shares are held in an account maintained by a Financial Intermediary in an omnibus environment unless and until such time that the Financial Intermediary has the ability to implement the policy or substantially similar protective measures. The Distributor will encourage Financial Intermediaries to adopt such procedures. Certain types of investments will not be blocked and certain types of redemptions will not trigger a subsequent purchase block, including: (1) systematic

[SIDENOTE]

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) Retirement and Benefit Plan contributions, loans and distributions; and (3) purchase transactions involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than as described above, Lord Abbett has not adopted a particular rule-set for identifying such excessive short-term trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, as a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment or by a RETIREMENT AND BENEFIT PLAN recordkeeper or other agent, we will generally notify the investor to cease all such activity in the account. If the investor fails to do so, we will place a


[SIDENOTE]

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:
-  Traditional, Rollover, Roth and Education IRAs
-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts
-  Defined Contribution Plans
     block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a contingent deferred sales charge ("CDSC") or result in tax consequences. As stated above, although we generally notify the investor to cease all activity indicative of market timing prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block without prior notification.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts maintained with the Funds and encourages recordkeepers and other agents for Retirement and Benefit Plans to adhere to such policies and procedures when placing orders on behalf of their plan participants, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These circumstances may result in policies and procedures in place at certain Financial Intermediaries and Retirement and Benefit Plans that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial

     Intermediaries, such as Retirement and Benefit Plan recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of a Fund's shares may be held through omnibus accounts and/or held by Retirement and Benefit Plans. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor or plan participant account information, and/or (2) the Financial Intermediaries or Retirement and Benefit Plan recordkeepers may be unable to implement or support our procedures. In such cases, the Financial Intermediaries or recordkeepers may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s) or Retirement and Benefit Plan account(s). If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary, recordkeeper or Retirement and Benefit Plan and request it to provide or review information on individual account transactions so that we or the Financial Intermediary, recordkeeper or Retirement and Benefit Plan may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship. The nature of these relationships also may inhibit or prevent the Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments or Retirement and Benefit Plan recordkeepers have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.


     SHARE CLASSES. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your investment professional. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, and the length of time you plan to hold the investment. Class A shares are sold at the NAV per share, plus a front-end sales charge which may be reduced or eliminated for larger purchases as described below. Class B, C, and P shares are offered at the NAV per share with no front-end sales charge. Early redemptions of Class B and C shares, however, may be subject to a contingent deferred sales charge ("CDSC"). Class A shares normally have the lowest annual expenses while Class B and C shares have the highest annual expenses. Generally, Class A dividends will be higher than dividends of the other share classes. As a result, in many cases if you are investing $100,000 or more and plan to hold the shares for a long time, you may find Class A shares suitable for you because of the expected lower expenses and the reduced sales charges available. You should discuss purchase options with your investment professional.

     FOR MORE INFORMATION ON SELECTING A SHARE CLASS, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

================================================================================
SHARE CLASSES
--------------------------------------------------------------------------------

CLASS A     - normally offered with a front-end sales charge, which may be reduced or eliminated in certain circumstances

            - generally lowest annual expenses due to lower 12b-1 fees

CLASS B     - no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase

            - higher annual expenses than Class A shares due to higher
              12b-1 fees

            - automatically converts to Class A shares after eight years

CLASS C     - no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase

            - higher annual expenses than Class A shares due to higher
              12b-1 fees

CLASS P     - available only to certain investors

            - no front-end sales charge and no CDSC

            - lower annual expenses than Class B or Class C shares due to lower
              12b-1 fees

================================================================================
FRONT-END SALES CHARGES - CLASS A SHARES
--------------------------------------------------------------------------------

                                                                        MAXIMUM
                                                           TO COMPUTE   DEALER'S
                                      AS A        AS A      OFFERING   CONCESSION
                                      % OF        % OF       PRICE       (% OF
                                    OFFERING      YOUR       DIVIDE     OFFERING
YOUR INVESTMENT                      PRICE     INVESTMENT    NAV BY      PRICE)
---------------------------------------------------------------------------------
Less than $50,000                     5.75%       6.10%       .9425       5.00%
---------------------------------------------------------------------------------
$50,000 to $99,999                    4.75%       4.99%       .9525       4.00%
---------------------------------------------------------------------------------
$100,000 to $249,999                  3.95%       4.11%       .9605       3.25%
---------------------------------------------------------------------------------
$250,000 to $499,999                  2.75%       2.83%       .9725       2.25%
---------------------------------------------------------------------------------
$500,000 to $999,999                  1.95%       1.99%       .9805       1.75%
---------------------------------------------------------------------------------
$1,000,000                          No Sales
 and over                            Charge                  1.0000          +
---------------------------------------------------------------------------------

+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."


Note: The above percentages may vary for particular investors due to rounding.


     REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under

[SIDENOTE]

PLEASE INFORM THE FUND OR YOUR FINANCIAL INTERMEDIARY AT THE TIME OF YOUR PURCHASE OF FUND SHARES IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.

     the circumstances outlined below. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of ELIGIBLE FUNDS in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you or your Financial Intermediary must let the Fund know. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     - RIGHTS OF ACCUMULATION - A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase.

     - LETTER OF INTENTION - A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days.

     The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) a Retirement and Benefit Plan including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, SIMPLE IRA plan, SEP IRA plan, and 457(b) plan sponsored by a governmental entity,

[SIDENOTE]

ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

     non-profit organization, school district or church to which employer contributions are made; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in Individual Retirement Accounts ("IRAs"), as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION AND THE STATEMENT OF ADDITIONAL INFORMATION. THIS INFORMATION ALSO IS AVAILABLE AT www.LordAbbett.com OR BY CALLING LORD ABBETT AT 800-821-5129 (AT NO CHARGE).

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     - purchases of $1 million or more,~

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees,~

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett

       Distributor specifically for such purchases,~

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

     - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,

     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or

     - purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.

     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASES THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

     ~ THESE CATEGORIES MAY BE SUBJECT TO A CDSC.

     DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:


     - purchases of $1 million or more,

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases ("alliance arrangements").

================================================================================

DEALER CONCESSION SCHEDULE - CLASS A SHARES

(FOR CERTAIN PURCHASES WITHOUT A FRONT-END SALES CHARGE)
--------------------------------------------------------------------------------

The dealer concession received is based on the amount of the Class A share investment as follows:



                              FRONT-END
CLASS A INVESTMENTS           SALES CHARGE*  DEALER'S CONCESSION
----------------------------------------------------------------
First $5 million              None                  1.00%
----------------------------------------------------------------
Next $5 million above that    None                  0.55%
----------------------------------------------------------------
Next $40 million above that   None                  0.50%
----------------------------------------------------------------
Over $50 million              None                  0.25%
----------------------------------------------------------------



* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which the shares were initially purchased. For alliance arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.


     Dealers receive concessions expressed above on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule above and the amount of the concessions payable with respect to the Class A shares investment. The Fund may not pay concessions with respect to alliance arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, any CDSC that might otherwise have applied to any such purchase will be waived.

     Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

================================================================================

CONTINGENT DEFERRED SALES CHARGE (CDSC)

--------------------------------------------------------------------------------


A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

     1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

     2. shares held for six years or more (Class B), or one year or more after the month of purchase (two years or more after the month of purchase if shares were purchased prior to November 1, 2004) (Class A), or one year or more (Class C)

     3. shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary after the month of their purchase (second anniversary after the month of their purchase if shares were purchased prior to November 1, 2004) (Class A) or before the first anniversary of their purchase (Class C)


     CLASS A SHARE CDSC. If you buy Class A shares of the Fund under one of the starred (~) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 12 month (24th month if shares were purchased prior to November 1, 2004) after the month in which you initially purchased those shares, a CDSC of 1% will normally be collected.

     The Class A share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement and Benefit Plans (documentation may be required)

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds


     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that were initially entered into prior to December 2002.

     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts


     CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

================================================================================
CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF                    CONTINGENT DEFERRED SALES
THE DAY ON WHICH                     CHARGE ON REDEMPTION
THE PURCHASE ORDER                   (AS % OF AMOUNT SUBJECT
WAS ACCEPTED                         TO CHARGE)

ON                     BEFORE
--------------------------------------------------------------
                       1st                     5.0%
--------------------------------------------------------------
 1st                   2nd                     4.0%
--------------------------------------------------------------
 2nd                   3rd                     3.0%
--------------------------------------------------------------
 3rd                   4th                     3.0%
--------------------------------------------------------------
 4th                   5th                     2.0%
--------------------------------------------------------------
 5th                   6th                     1.0%
--------------------------------------------------------------
 on or after the 6th(2)                        None
--------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

     The Class B share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required)

     - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     - death of the shareholder

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCS WITH RESPECT TO CLASS B SHARES.

     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.


     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders; (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders; and (c) orders made by or on behalf of a Financial Intermediary for clients participating in an IRA Rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

     REINVESTMENT PRIVILEGE. If you redeem shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.


SALES COMPENSATION

     As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Fund. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types

[SIDENOTE]


AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.


12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by the Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

     of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE           CLASS A   CLASS B   CLASS C   CLASS P
-----------------------------------------------------
Service        .25%      .25%      .25%      .20%
-----------------------------------------------------
Distribution   .10%*     .75%      .75%      .25%
-----------------------------------------------------


* Until October 1, 2004 the Fund also paid a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. Effective October 1, 2004, the Distributor assumed responsibility for payment of such one-time distribution fee. See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."


     The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we will not require payment of any otherwise applicable CDSC.


     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the various sales commissions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor make payments to Dealers in their sole discretion, at their own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

     - marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients; and/or

     - the purchase of products or services from the Dealers, such as software tools or data for investment analysis purposes.

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forego the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of

     Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in their sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor make payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required;
     (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

OPENING YOUR ACCOUNT


     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Fund to obtain, verify, and record information that identifies each person who opens an account. What this means for you - when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     MINIMUM INITIAL INVESTMENT

     - Regular Account                                          $ 1,000
     ------------------------------------------------------------------
     - Individual Retirement Accounts and
       403(b) Plans under the Internal Revenue Code             $   250
     ------------------------------------------------------------------
     - Uniform Gift to Minor Account                            $   250
     ------------------------------------------------------------------
     - Invest-A-Matic                                           $   250
     ------------------------------------------------------------------

     No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. You should note that your purchases and other transactions will be subject to review on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     LORD ABBETT AMERICA'S VALUE FUND
     P.O. Box 219336
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to the Fund must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 800-821-5129.

     BY EXCHANGE. Please call the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," or "Class C Share CDSC."

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise

[SIDENOTE]

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

     according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     - a redemption for $50,000 or more.

     REDEMPTIONS IN KIND. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

[SIDENOTE]

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of an estate -

  Robert A. Doe
  Executor of the Estate of
  John W. Doe

[Date]

[SEAL]

- In the case of a corporation -
  ABC Corporation

  Mary B. Doe

By Mary B. Doe, President
[Date]

[SEAL]

DISTRIBUTIONS AND TAXES


     The Fund expects to pay you dividends from its net investment income quarterly and to distribute any net capital gains annually as "capital gains distributions."


     Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.


     The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that the Fund receives and distributes to you may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.


     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.

================================================================================
FOR INVESTING

INVEST-A-MATIC                     You can make fixed, periodic investments
(Dollar-cost averaging)            ($250 initial and $50 subsequent minimum)
                                   into your Fund account by means of automatic money transfers from your bank checking account. See the Application for instructions.

DIV-MOVE You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

FOR SELLING SHARES

SYSTEMATIC                         You can make regular withdrawals from most
WITHDRAWAL PLAN                    Lord Abbett-sponsored funds. Automatic cash
("SWP")                            withdrawals will be paid to you from your
                                   account in fixed or variable amounts. To establish a SWP, the value of your shares for Class A or Class C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of a SWP established for Retirement and Benefit
                                   Plans, for which there is no minimum. Your shares must be in non-certificate form.

CLASS B SHARES                     The CDSC will be waived on redemptions of up
                                   to 12% of the current net asset value of your account at the time of your SWP request. For
                                   Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

CLASS B AND                        Redemption proceeds due to a SWP for Class B
CLASS C SHARES                     and Class C shares will be redeemed in the
                                   order described under "CDSC" under
                                   "Purchases."
================================================================================

OTHER SERVICES

     TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.


     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to modify, reject or restrict any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

                                                            AMERICA'S VALUE FUND

                             FINANCIAL INFORMATION


FINANCIAL HIGHLIGHTS

     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                           CLASS A SHARES
                                                          --------------------------------------------
                                                             YEAR ENDED 11/30            12/19/2001(a)
                                                          ----------------------               TO
PER SHARE OPERATING PERFORMANCE                              2004        2003              11/30/2002
NET ASSET VALUE, BEGINNING OF PERIOD                      $    10.29   $    9.45         $       10.00
 Unrealized appreciation on investments                                                            .01
 Net asset value on SEC Effective Date                                                   $       10.01
INVESTMENT OPERATIONS:
 Net investment income(b)                                        .32         .31                   .29
 Net realized and unrealized gain (loss)                        1.74         .79                  (.80)
TOTAL FROM INVESTMENT OPERATIONS                                2.06        1.10                  (.51)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME                                           (.23)       (.26)                 (.05)
NET ASSET VALUE, END OF PERIOD                            $    12.12   $   10.29         $        9.45
TOTAL RETURN(c)                                                                                    .10%(d)(e)
TOTAL RETURN(c)                                                20.29%      11.97%                (5.10)%(d)(f)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including waiver and expense reductions              1.35%       1.35%                 1.29%(d)
 Expenses, excluding waiver and expense reductions              1.35%       1.46%                 2.25%(d)
------------------------------------------------------------------------------------------------------
 Net investment income                                          2.84%       3.24%                 2.99%(d)
======================================================================================================

                                                              YEAR ENDED 11/30           12/19/2001(a)
                                                          ----------------------              TO
SUPPLEMENTAL DATA:                                           2004        2003             11/30/2002
NET ASSETS, END OF PERIOD (000)                           $  439,703   $ 128,030         $      21,467
PORTFOLIO TURNOVER RATE                                        21.81%      28.71%                33.71%

                                                            AMERICA'S VALUE FUND

                                                                           CLASS B SHARES
                                                          --------------------------------------------
                                                             YEAR ENDED 11/30            12/19/2001(a)
                                                          ----------------------               TO
PER SHARE OPERATING PERFORMANCE                              2004        2003              11/30/2002
NET ASSET VALUE, BEGINNING OF PERIOD                      $    10.23   $    9.40         $       10.00
 Unrealized appreciation on investments                                                            .01
 Net asset value on SEC Effective Date                                                   $       10.01
INVESTMENT OPERATIONS:
 Net investment income(b)                                        .25         .25                   .24
 Net realized and unrealized gain (loss)                        1.72         .79                  (.81)
TOTAL FROM INVESTMENT OPERATIONS                                1.97        1.04                  (.57)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME                                           (.17)       (.21)                 (.04)
NET ASSET VALUE, END OF PERIOD                            $    12.03   $   10.23         $        9.40
TOTAL RETURN(c)                                                                                    .10%(d)(e)
TOTAL RETURN(c)                                                19.50%      11.35%                (5.69)%(d)(f)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including waiver and expense reductions              1.99%        1.99%                1.85%(d)
 Expenses, excluding waiver and expense reductions              1.99%        2.10%                2.81%(d)
------------------------------------------------------------------------------------------------------
 Net investment income                                          2.20%       2.60%                 2.43%(d)
======================================================================================================
                                                              YEAR ENDED 11/30           12/19/2001(a)
                                                          ----------------------              TO
SUPPLEMENTAL DATA:                                           2004        2003             11/30/2002
NET ASSETS, END OF PERIOD (000)                           $   27,634   $   9,398         $       2,283
PORTFOLIO TURNOVER RATE                                        21.81%      28.71%                33.71%

                                                            AMERICA'S VALUE FUND

                                                                           CLASS C SHARES
                                                          --------------------------------------------
                                                             YEAR ENDED 11/30            12/19/2001(a)
                                                          ----------------------               TO
PER SHARE OPERATING PERFORMANCE                              2004        2003              11/30/2002
NET ASSET VALUE, BEGINNING OF PERIOD                      $    10.25   $    9.41         $       10.00
 Unrealized appreciation on investments                                                            .01
 Net asset value on SEC Effective Date                                                   $       10.01
INVESTMENT OPERATIONS:
 Net investment income(b)                                        .25         .24                   .24
 Net realized and unrealized gain (loss)                        1.73         .80                  (.79)
TOTAL FROM INVESTMENT OPERATIONS                                1.98        1.04                  (.55)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME                                           (.18)       (.20)                 (.05)
NET ASSET VALUE, END OF PERIOD                            $    12.05   $   10.25         $        9.41
TOTAL RETURN(c)                                                                                    .10%(d)(e)
TOTAL RETURN(c)                                                19.50%      11.27%                (5.54)%(d)(f)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including waiver and expense reductions              1.99%       1.99%                 1.85%(d)
 Expenses, excluding waiver and expense reductions              1.99%       2.10%                 2.81%(d)
 Net investment income                                          2.20%       2.60%                 2.43%(d)

                                                              YEAR ENDED 11/30           12/19/2001(a)
                                                          ----------------------              TO
SUPPLEMENTAL DATA:                                           2004        2003             11/30/2002
Net assets, end of period (000)                           $   28,696   $   5,902         $       2,538
Portfolio turnover rate                                        21.81%      28.71%                33.71%

                                                            AMERICA'S VALUE FUND

                                                                           CLASS P SHARES
                                                          --------------------------------------------
                                                             YEAR ENDED 11/30            12/19/2001(a)
                                                          ----------------------               TO
PER SHARE OPERATING PERFORMANCE                              2004        2003              11/30/2002
NET ASSET VALUE, BEGINNING OF PERIOD                      $    10.31   $    9.45         $       10.00
 Unrealized appreciation on investments                                                            .01
 Net asset value on SEC Effective Date                                                   $       10.01
INVESTMENT OPERATIONS:
 Net investment income(b)                                        .31         .31                   .28
 Net realized and unrealized gain (loss)                        1.75         .80                  (.80)
TOTAL FROM INVESTMENT OPERATIONS                                2.06        1.11                  (.52)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME                                           (.22)       (.25)                 (.04)
NET ASSET VALUE, END OF PERIOD                            $    12.15   $   10.31         $        9.45
TOTAL RETURN(c)                                                                                    .10%(d)(e)
TOTAL RETURN(c)                                                20.21%      12.03%                (5.20)%(d)(f)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including waiver and expense reductions              1.44%       1.44%                 1.35%(d)
 Expenses, excluding waiver and expense reductions              1.44%       1.55%                 2.31%(d)
 Net investment income                                          2.75%       3.15%                 2.93%(d)

                                                              YEAR ENDED 11/30           12/19/2001(a)
                                                          ----------------------              TO
SUPPLEMENTAL DATA:                                           2004        2003             11/30/2002
Net assets, end of period (000)                           $      286   $       1         $           1
Portfolio turnover rate                                        21.81%      28.71%                33.71%



(a) Commencement of investment operations; SEC effective date and date shares first became available to the public is 12/27/2001.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Total return for the period 12/19/2001 through 12/26/2001.
(f)  Total return for the period 12/27/2001 through 11/30/2002.

TO OBTAIN INFORMATION:               ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder           More information on the Fund is available free upon
account inquires call the Fund          request, including the following:
at: 800-821-5129. For literature
requests call the Fund at:              ANNUAL/SEMI-ANNUAL REPORT
800-874-3733.
                                        The Fund's Annual and Semi-Annual Reports contain
                                        more information about the Fund's investments and
BY MAIL. Write to the Fund at:          performance. The Annual Report also includes details
The Lord Abbett Family of Funds         about the market conditions and investment
90 Hudson Street                        strategies that had a significant effect on the
Jersey City, NJ 07302-3973              Fund's performance during the last fiscal year. The
                                        Reports are available, free of charge, at
VIA THE INTERNET.                       www.LordAbbett.com.
LORD, ABBETT & CO. LLC
www.LordAbbett.com                      STATEMENT OF ADDITIONAL INFORMATION ("SAI")

                                        Provides more details about the Fund and its
Text only versions of Fund              policies. A current SAI is on file with the
documents can be viewed online          Securities and Exchange Commission ("SEC") and is
or downloaded directly from the         incorporated by reference (is legally considered
SEC: www.sec.gov.                       part of this prospectus). Although the SAI is not
                                        available at www.LordAbbett.com, the SAI is
You can also obtain copies by           available through other means, generally without
visiting the SEC's Public               charge, indicated at the left.
Reference Room in Washington, DC
(phone 202-942-8090) or by
sending your request and a
duplicating fee to the SEC's
Public Reference Section,
Washington, DC 20549-0102 or by
sending your request
electronically to
publicinfo@sec.gov.


[LORD ABBETT(R) LOGO]

 Lord Abbett Mutual Fund shares
      are distributed by:
  LORD ABBETT DISTRIBUTOR LLC             Lord Abbett Research Fund, Inc. -                   LA-AMF-1
      90 Hudson Street                      Lord Abbett America's Value Fund                  (4/05)
Jersey City, New Jersey 07302-3973

                                        SEC FILE NUMBER: 811-6650

[LORD ABBETT LOGO]

LORD ABBETT                                              APRIL 1,
 GROWTH OPPORTUNITIES FUND                                 2005
                                                        PROSPECTUS

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                            PAGE
                           THE FUND

        What you should know    GOAL                                         2
              about the Fund    PRINCIPAL STRATEGY                           2
                                MAIN RISKS                                   3
                                PERFORMANCE                                  4
                                FEES AND EXPENSES                            6
                                ADDITIONAL INVESTMENT INFORMATION            8
                                MANAGEMENT                                   11

                           YOUR INVESTMENT

             Information for    PURCHASES                                    13
               managing your    SALES COMPENSATION                           29
                Fund account    OPENING YOUR ACCOUNT                         34
                                REDEMPTIONS                                  36
                                DISTRIBUTIONS AND TAXES                      37
                                SERVICES FOR FUND INVESTORS                  39

                           FINANCIAL INFORMATION

                                FINANCIAL HIGHLIGHTS                         42

                           ADDITIONAL INFORMATION

           How to learn more    BACK COVER                                   42
          about the Fund and
           other Lord Abbett
                       Funds

                                    THE FUND

GOAL

     The Fund's investment objective is capital appreciation.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund normally invests at least 65% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely used benchmark for mid-cap stock performance. As of January 31, 2005, the market capitalization range of the Russell Midcap Index was approximately $606 million to $31 billion. This market capitalization range will vary in response to changes in the market. Equity securities may include common stocks, preferred stocks, convertible securities, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     In selecting investments, the Fund follows a growth style of investing, which means that we favor companies that show the potential for strong revenue and earnings growth. The Fund looks for mid-sized companies using:

     - QUANTITATIVE RESEARCH to identify companies with superior growth possibilities

     - FUNDAMENTAL RESEARCH to identify companies likely to produce superior returns over a two to five year period, by analyzing the dynamics in each company within its industry and within the economy

[SIDENOTE]

WE OR THE FUND OR GROWTH OPPORTUNITIES FUND refers to the Lord Abbett Growth Opportunities Fund, a portfolio or series of Lord Abbett Research Fund, Inc. (the "Company").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

                                                       GROWTH OPPORTUNITIES FUND

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with GROWTH STOCKS. This means the value of your investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests.

     Different types of stocks shift in and out of favor depending on market and economic conditions. Growth companies may grow faster than other companies which may result in more volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investments in mid-sized company stocks generally involve greater risks than investments in large-company stocks. Mid-sized companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Mid-sized stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in mid-sized company stocks, subjecting them to greater price fluctuations than larger company stocks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.

[SIDENOTE]

GROWTH STOCKS exhibit faster than average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.

                                                    ----------------------------
                         GROWTH OPPORTUNITIES FUND  Symbols: Class A - LMGAX
                                                             Class B - LMGBX
                                                             Class C - LMGCX
                                                             Class P - LGOPX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS A SHARES
--------------------------------------------------------------------------------

1996                             +23.7%
1997                             +30.9%
1998                             +13.4%
1999                             +58.0%
2000                              -3.8%
2001                             -12.5%
2002                             -25.3%
2003                             +33.9%
2004                             +11.5%

BEST QUARTER 4th Q '99           +46.2%
WORST QUARTER 3rd Q '01          -20.7%

     The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of a broad-based securities market index and a more narrowly based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

                                                       GROWTH OPPORTUNITIES FUND

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C and Class P shares are not shown in the table and will vary from those shown for Class A shares.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004
--------------------------------------------------------------------------------


                                                                          LIFE OF
SHARE CLASS                                    1 YEAR       5 YEARS       FUND(1)
Class A Shares
 Return Before Taxes                             5.12%        -2.42%        11.24%
--------------------------------------------------------------------------------
 Return After Taxes
  on Distributions                               5.12%        -2.42%         9.67%
--------------------------------------------------------------------------------
 Return After Taxes
  on Distributions and
  Sale of Fund Shares                            3.33%        -2.04%         8.83%
--------------------------------------------------------------------------------
Class B Shares                                   6.86%        -2.06%        10.92%
--------------------------------------------------------------------------------
Class C Shares                                  10.86%        -1.84%        10.43%
--------------------------------------------------------------------------------
Class P Shares                                  11.49%            -        -1.20%
--------------------------------------------------------------------------------
Russell Midcap(R)
Growth Index(2)                                 15.48%        -3.36%         9.14%(3)
 (reflects no deduction                                                      6.83%(4)
 for fees, expenses or taxes)                                               -7.98%(5)
---------------------------------------------------------------------------------
S&P MidCap 400/Barra
Growth Index(2)                                 14.00%         3.92%        13.55%(3)
 (reflects no deduction                                                     11.99%(4)
 for fees, expenses or taxes)                                               -1.82%(5)
---------------------------------------------------------------------------------


(1) The date of inception for each class is: Class A - 8/1/95; Class B - 10/16/98; Class C - 10/19/98; and Class P - 8/15/00. In September of 1998,
     the Fund's investment philosophy was amended to provide the Fund with the flexibility to pursue capital appreciation through a growth-oriented strategy.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.


(3) Represents total return for the period 7/31/95 - 12/31/04, to correspond with Class A period shown.

(4) Represents total return for the period 10/31/98 - 12/31/04, to correspond with Class B and Class C period shown.

(5) Represents total return for the period 8/31/00 - 12/31/04, to correspond with Class P period shown.

                                                       GROWTH OPPORTUNITIES FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                              CLASS A     CLASS B(1)     CLASS C         CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)

Maximum Sales
Charge on Purchases
 (as a % of offering price)                      5.75%(2)       none           none           none
--------------------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge
(See "Purchases")(3)                             none(4)        5.00%      1.00%(5)           none
--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)

Management Fees
 (See "Management")(6)                           0.80%          0.80%          0.80%          0.80%
--------------------------------------------------------------------------------------------------
Distribution and Service
(12b-1) Fees(7)                                  0.35%          1.00%          1.00%          0.45%
--------------------------------------------------------------------------------------------------
Other Expenses                                   0.49%          0.49%          0.49%          0.49%
--------------------------------------------------------------------------------------------------
Total Operating Expenses(6)                      1.64%          2.29%          2.29%          1.74%
--------------------------------------------------------------------------------------------------
Expense Reimbursement(8)                         0.09%          0.09%          0.09%          0.09%
--------------------------------------------------------------------------------------------------
Net Expenses(8)                                  1.55%          2.20%          2.20%          1.65%
--------------------------------------------------------------------------------------------------


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.
(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."
(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.
(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.
(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(6) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.
(7) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(8) For the year ending November 30, 2005, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annual rate of 1.55% of average daily net assets for Class A shares, 2.20% of average daily net assets for Class B and Class C Shares, and 1.65% of average daily net assets for Class P shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                       GROWTH OPPORTUNITIES FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                  1 YEAR       3 YEARS      5 YEARS     10 YEARS
Class A Shares             $      724   $    1,054   $    1,407   $    2,400
----------------------------------------------------------------------------
Class B Shares             $      723   $    1,007   $    1,417   $    2,456
----------------------------------------------------------------------------
Class C Shares             $      323   $      707   $    1,217   $    2,619
----------------------------------------------------------------------------
Class P Shares             $      168   $      539   $      935   $    2,044
----------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                             1 YEAR       3 YEARS      5 YEARS     10 YEARS
Class A Shares             $      724   $    1,054   $    1,407   $    2,400
----------------------------------------------------------------------------
Class B Shares             $      223   $      707   $    1,217   $    2,456
----------------------------------------------------------------------------
Class C Shares             $      223   $      707   $    1,217   $    2,619
----------------------------------------------------------------------------
Class P Shares             $      168   $      539   $      935   $    2,044
----------------------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION
     This section describes some investment techniques that might be used by the Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices, and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.

     FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

     LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its total assets at the time an option is written.

     RISKS OF OPTIONS. Fund transactions in options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political, or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


     INFORMATION ON PORTFOLIO HOLDINGS. The Fund's Annual and Semi-Annual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.


     In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available Fund portfolio commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or portfolio attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

MANAGEMENT


     BOARD OF DIRECTORS. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.

     INVESTMENT ADVISER. The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $92 billion in 50 mutual fund portfolios and other advisory accounts as of January 31, 2005.


     Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fee is calculated daily and payable monthly as follows:

        .80 of 1% of the first $1 billion of average daily net assets. .75 of 1% of the next $1 billion, and .70 of 1% of the next $1 billion, and .65 of 1% of assets over $3 billion.


     Effective April 1, 2004, the contractual management fee was reduced from .90 of 1% to the fee schedule shown above. For the fiscal year ended November 30, 2004, the fee paid to Lord Abbett was at an effective rate of .83 of 1% of the Fund's average daily net assets.


     In addition, Lord Abbett provides certain administrative services to the Fund for a fee at the annual rate of .04 of 1% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.


     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The investment management team is headed by Kevin P. Ferguson who is primarily responsible for the day-to-day management of the Fund. Mr. Ferguson, Partner and Mid Cap Growth Investment Manager, joined Lord Abbett in 1999. Before joining Lord Abbett, Mr. Ferguson was a Portfolio Manager/Senior Vice President at Lynch & Mayer, Inc.

                                 YOUR INVESTMENT

PURCHASES

     The Fund offers in this Prospectus four classes of shares: Classes A, B, C, and P. Each class represents investments in the same portfolio of securities, but each has different expenses, dividends and sales charges. Class A, B, and C shares are offered to any investor. Class P shares are offered to certain investors as described below. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account."


     We reserve the right to modify, restrict or reject any purchase order or exchange request if a Fund or LORD ABBETT DISTRIBUTOR LLC (the "Distributor") determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.


     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity

[SIDENOTE]

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price or the security is relatively illiquid. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. A Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.


     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.


     EXCESSIVE TRADING AND MARKET TIMING. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.

     To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Fund calculates its NAV per share. While there is no assurance, the Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

     The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The Fund may modify its frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

     FREQUENT TRADING POLICY. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Money Market
     Fund) will be prohibited from investing in the Fund for 30 calendar days after the redemption. The policy applies to all redemptions and investments that are part of an exchange transaction or transfer of assets, but does not apply to certain other transactions described below. The frequent trading policy will not apply to redemptions by shareholders whose shares are held in an account maintained by a Financial Intermediary in an omnibus environment unless and until such time that the Financial Intermediary has the ability to implement the policy or substantially similar protective measures. The Distributor will encourage Financial Intermediaries to adopt such procedures. Certain types of investments will not be blocked and certain types of redemptions will not trigger a subsequent purchase block, including: (1) systematic


[SIDENOTE]

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) Retirement and Benefit Plan contributions, loans and distributions; and (3) purchase transactions involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than as described above, Lord Abbett has not adopted a particular rule-set for identifying such excessive short-term trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, as a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment or by a RETIREMENT AND BENEFIT PLAN recordkeeper or other agent, we will generally notify the investor to cease all such activity in the account. If the investor fails to do so, we will place a


[SIDENOTE]

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:

- Traditional, Rollover, Roth and Education IRAs
- Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts
- Defined Contribution Plans
     block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a contingent deferred sales charge ("CDSC") or result in tax consequences. As stated above, although we generally notify the investor to cease all activity indicative of market timing prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block without prior notification.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts maintained with the Funds and encourages recordkeepers and other agents for Retirement and Benefit Plans to adhere to such policies and procedures when placing orders on behalf of their plan participants, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These circumstances may result in policies and procedures in place at certain Financial Intermediaries and Retirement and Benefit Plans that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial

     Intermediaries, such as Retirement and Benefit Plan recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of a Fund's shares may be held through omnibus accounts and/or held by Retirement and Benefit Plans. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor or plan participant account information, and/or (2) the Financial Intermediaries or Retirement and Benefit Plan recordkeepers may be unable to implement or support our procedures. In such cases, the Financial Intermediaries or recordkeepers may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s) or Retirement and Benefit Plan account(s). If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary, recordkeeper or Retirement and Benefit Plan and request it to provide or review information on individual account transactions so that we or the Financial Intermediary, recordkeeper or Retirement and Benefit Plan may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship. The nature of these relationships also may inhibit or prevent the Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments or Retirement and Benefit Plan recordkeepers have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.


     SHARE CLASSES. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your investment professional. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, and the length of time you plan to hold the investment. Class A shares are sold at the NAV per share, plus a front-end sales charge which may be reduced or eliminated for larger purchases as described below. Class B, C, and P shares are offered at the NAV per share with no front-end sales charge. Early redemptions of Class B and C shares, however, may be subject to a contingent deferred sales charge ("CDSC"). Class A shares normally have the lowest annual expenses while Class B and C shares have the highest annual expenses. Generally, Class A dividends will be higher than dividends of the other share classes. As a result, in many cases if you are investing $100,000 or more and plan to hold the shares for a long time, you may find Class A shares suitable for you because of the expected lower expenses and the reduced sales charges available. You should discuss purchase options with your investment professional.


     FOR MORE INFORMATION ON SELECTING A SHARE CLASS, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

================================================================================
 SHARE CLASSES
--------------------------------------------------------------------------------
CLASS A  - normally offered with a front-end sales charge, which may be reduced or eliminated in certain circumstances
         - generally lowest annual expenses due to lower 12b-1 fees

CLASS B  - no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase
         - higher annual expenses than Class A shares due to higher 12b-1 fees
         - automatically converts to Class A shares after eight years

CLASS C  - no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase
         - higher annual expenses than Class A shares due to higher 12b-1 fees

CLASS P  - available only to certain investors
         - no front-end sales charge and no CDSC
         - lower annual expenses than Class B or Class C shares due to lower 12b-1 fees

================================================================================
 FRONT-END SALES CHARGES - CLASS A SHARES
--------------------------------------------------------------------------------

                                                                    MAXIMUM
                                                      TO COMPUTE    DEALER'S
                               AS A         AS A       OFFERING    CONCESSION
                               % OF         % OF        PRICE        (% OF
                             OFFERING       YOUR        DIVIDE       OFFERING
YOUR INVESTMENT               PRICE      INVESTMENT     NAV BY       PRICE)
-----------------------------------------------------------------------------
Less than $50,000              5.75%        6.10%       .9425         5.00%
-----------------------------------------------------------------------------
$50,000 to $99,999             4.75%        4.99%       .9525         4.00%
-----------------------------------------------------------------------------
$100,000 to $249,999           3.95%        4.11%       .9605         3.25%
-----------------------------------------------------------------------------
$250,000 to $499,999           2.75%        2.83%       .9725         2.25%
-----------------------------------------------------------------------------
$500,000 to $999,999           1.95%        1.99%       .9805         1.75%
-----------------------------------------------------------------------------
$1,000,000                   No Sales
 and over                     Charge                   1.0000            +
-----------------------------------------------------------------------------

+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

Note: The above percentage may vary for particular investors due to rounding.

[SIDENOTE]

PLEASE INFORM THE FUND OR YOUR FINANCIAL INTERMEDIARY AT THE TIME OF YOUR PURCHASE OF FUND SHARES IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.

     REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of ELIGIBLE FUNDS in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you or your Financial Intermediary must let the Fund know. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     - RIGHTS OF ACCUMULATION - A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase.

     - LETTER OF INTENTION - A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days.

     The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) a Retirement and Benefit Plan including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, SIMPLE IRA plan, SEP IRA plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to

[SIDENOTE]

ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

     which employer contributions are made; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in Individual Retirement Accounts ("IRAs"), as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION AND THE STATEMENT OF ADDITIONAL INFORMATION. THIS INFORMATION ALSO IS AVAILABLE AT www.LordAbbett.com OR BY CALLING LORD ABBETT AT 800-821-5129 (AT NO CHARGE).

     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     - purchases of $1 million or more, ~

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, ~

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, ~

     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

     - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,

     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or

     - purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.

     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASES THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

     ~ THESE CATEGORIES MAY BE SUBJECT TO A CDSC.

     DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

     - purchases of $1 million or more,

     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases ("alliance arrangements").

================================================================================
DEALER CONCESSION SCHEDULE - CLASS A SHARES (FOR CERTAIN PURCHASES WITHOUT
A FRONT-END SALES CHARGE)
--------------------------------------------------------------------------------

The dealer concession received is based on the amount of the Class A share investment as follows:

                                   FRONT-END
CLASS A INVESTMENTS                SALES CHARGE*   DEALER'S CONCESSION
----------------------------------------------------------------------
First $5 million                   None            1.00%
----------------------------------------------------------------------
Next $5 million above that         None            0.55%
----------------------------------------------------------------------
Next $40 million above that        None            0.50%
----------------------------------------------------------------------
Over $50 million                   None            0.25%
----------------------------------------------------------------------

* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which the shares were initially purchased. For alliance arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.

     Dealers receive concessions expressed above on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule above and the amount of the concessions payable with respect to the Class A shares investment. The Fund may not pay concessions with respect to alliance arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, any CDSC that might otherwise have applied to any such purchase will be waived.

     Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.


================================================================================
CONTINGENT DEFERRED SALES CHARGE (CDSC)
--------------------------------------------------------------------------------

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

  1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

  2. shares held for six years or more (Class B), or one year or more after the month of purchase (two years or more after the month of purchase if shares were purchased prior to November 1, 2004) (Class A), or one year or more (Class C)

  3. shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary after the month of their purchase (second anniversary after the month of their purchase if shares were purchased prior to November 1, 2004) (Class A) or before the first anniversary of their purchase (Class C)

     CLASS A SHARE CDSC. If you buy Class A shares of the Fund under one of the starred (~) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which you initially purchased those shares, a CDSC of 1% will normally be collected.

     The Class A share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement and Benefit Plans (documentation may be required)

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds


     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that were initially entered into prior to December 2002.


     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts


     CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:


[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION.

(Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

================================================================================
CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF               CONTINGENT DEFERRED SALES
THE DAY ON WHICH                CHARGE ON REDEMPTION
THE PURCHASE ORDER              (AS % OF AMOUNT SUBJECT
WAS ACCEPTED                    TO CHARGE)

On                    Before
---------------------------------------------------------
                      1st               5.0%
1st                   2nd               4.0%
2nd                   3rd               3.0%
3rd                   4th               3.0%
4th                   5th               2.0%
5th                   6th               1.0%
on or after the 6th(2)                  None

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

     The Class B share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required)

     - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     - death of the shareholder

     - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCS WITH RESPECT TO CLASS B SHARES.

     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.


     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders; (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders; and (c) orders made by or on behalf of a Financial Intermediary for clients participating in an IRA Rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

     REINVESTMENT PRIVILEGE. If you redeem shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.


SALES COMPENSATION

     As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Fund. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than

[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by the Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

     paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE              CLASS A    CLASS B    CLASS C    CLASS P
---------------------------------------------------------
Service           .25%       .25%       .25%       .20%
---------------------------------------------------------
Distribution      .10%*      .75%       .75%       .25%
---------------------------------------------------------


* Until October 1, 2004, the Fund also paid a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. Effective October 1, 2004, the Distributor assumed responsibility for payment of such one-time distribution fee. See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."


     The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we will not require payment of any otherwise applicable CDSC.


     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the various sales commissions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor make payments to Dealers in their sole discretion, at their own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

     - marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients; and/or

     - the purchase of products or services from the Dealers, such as software tools or data for investment analysis purposes.

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forego the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in their sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor make payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include:
     (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.


OPENING YOUR ACCOUNT

     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Fund to obtain, verify, and record information that identifies each person who opens an account. What this means for you - when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     MINIMUM INITIAL INVESTMENT

     -  Regular Account                               $ 1,000
     --------------------------------------------------------
     -  Individual Retirement Accounts and
        403(b) Plans under the Internal Revenue Code  $   250
     --------------------------------------------------------
     -  Uniform Gift to Minor Account                 $   250
     --------------------------------------------------------
     -  Invest-A-Matic                                $   250
     --------------------------------------------------------

     No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. You should note that your purchases and other transactions will be subject to review on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     LORD ABBETT GROWTH OPPORTUNITIES FUND
     P.O. Box 219336
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to the Fund must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 800-821-5129.

     BY EXCHANGE. Please call the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," or "Class C Share CDSC."

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be

[SIDENOTE]

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

     processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     -  a redemption for $50,000 or more.

     REDEMPTIONS IN KIND. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

     The Fund expects to pay you dividends from its net investment income annually and to distribute any net capital gains annually as "capital gains distributions."

     Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For distributions payable on accounts other than those held

[SIDENOTE]

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-  In the case of an estate -

Robert A. Doe
Executor of the Estate of
John W. Doe

[Date]

[SEAL]


-  In the case of a corporation -
   ABC Corporation Mary B. Doe

/s/ Mary B. Doe

By Mary B. Doe, President

[Date]

[SEAL]
     in the name of your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.


     The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that the Fund receives and distributes to you may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.


     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.

FOR INVESTING

INVEST-A-MATIC      You can make fixed, periodic investments
(Dollar-cost        ($250 initial and $50 subsequent
averaging)          minimum) into your Fund account by means
                    of automatic money transfers from your
                    bank checking account. See the
                    Application for instructions.

DIV-MOVE            You may automatically reinvest the
                    dividends and distributions from your
                    account into another account in any
                    Eligible Fund ($50 minimum).

For selling shares

SYSTEMATIC          You can make regular withdrawals from
WITHDRAWAL          most Lord Abbett-sponsored funds.
PLAN ("SWP")        Automatic cash withdrawals will be paid
                    to you from your account in fixed or
                    variable amounts. To establish a SWP,
                    the value of your shares for Class A or
                    Class C must be at least $10,000, and
                    for Class B the value of your shares
                    must be at least $25,000, except in the
                    case of a SWP established for Retirement
                    and Benefit Plans, for which there is no
                    minimum. Your shares must be in
                    non-certificate form.

CLASS B SHARES      The CDSC will be waived on redemptions
                    of up to 12% of the current net asset
                    value of your account at the time of
                    your SWP request. For Class B share SWP
                    redemptions over 12% per year, the CDSC
                    will apply to the entire redemption.
                    Please contact the Fund for assistance
                    in minimizing the CDSC in this
                    situation.

CLASS B AND         Redemption proceeds due to a SWP for
CLASS C SHARES      Class B and Class C shares will be
                    redeemed in the order described under
                    "CDSC" under "Purchases."

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to modify, reject or restrict any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

     OTHER SERVICES

     TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.


     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

                                                       GROWTH OPPORTUNITIES FUND

                             FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                        CLASS A SHARES
                                               ------------------------------------------------------------------
                                                                        YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE                   2004          2003          2002          2001          2000
-------------------------------                ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF YEAR             $    17.88    $    14.42    $    17.47    $    19.17    $    18.89
INVESTMENT OPERATIONS:
 Net investment loss(a)                              (.23)         (.24)         (.23)         (.28)         (.25)
 Net realized and unrealized gain (loss)             1.56          3.70         (2.82)        (1.42)          .73
TOTAL FROM INVESTMENT OPERATIONS                     1.33          3.46         (3.05)        (1.70)          .48
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                 --            --            --            --          (.01)
 Net realized gain                                     --            --            --            --          (.19)
Total distributions                                    --            --            --            --          (.20)
NET ASSET VALUE, END OF YEAR                   $    19.21    $    17.88    $    14.42    $    17.47    $    19.17
TOTAL RETURN(b)                                      7.44%        23.99%       (17.46)%       (8.87)%        2.55%
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including waiver and
  expense reductions                                 1.73%         1.85%         1.80%         1.72%         1.49%
 Expenses, excluding waiver and
  expense reductions                                 1.73%         1.85%         1.80%         1.72%         1.61%
-----------------------------------------------------------------------------------------------------------------
 Net investment loss                                (1.27)%       (1.53)%       (1.48)%       (1.48)%       (1.18)%
=================================================================================================================

                                                                        YEAR ENDED 11/30
                                               ------------------------------------------------------------------
SUPPLEMENTAL DATA:                                2004          2003          2002          2001          2000
------------------                             ----------    ----------    ----------    ----------    ----------
NET ASSETS, END OF YEAR (000)                  $  594,524    $  430,991    $  250,380    $  213,580    $  175,077
PORTFOLIO TURNOVER RATE                             90.23%        78.58%        97.63%       101.15%       112.57%

                                                       GROWTH OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                        CLASS B SHARES
                                               ------------------------------------------------------------------
                                                                        YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE                   2004          2003          2002          2001          2000
-------------------------------                ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF YEAR             $    17.35    $    14.08    $    17.16    $    18.95    $    18.78
INVESTMENT OPERATIONS:
 Net investment loss(a)                              (.33)         (.32)         (.32)         (.39)         (.39)
 Net realized and unrealized gain (loss)             1.51          3.59         (2.76)        (1.40)          .75
TOTAL FROM INVESTMENT OPERATIONS                     1.18          3.27         (3.08)        (1.79)          .36
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gain                                     --            --            --            --          (.19)
NET ASSET VALUE, END OF YEAR                   $    18.53    $    17.35    $    14.08    $    17.16    $    18.95
TOTAL RETURN(b)                                      6.80%        23.22%       (17.95)%       (9.45)%        1.96%
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including waiver and
  expense reductions                                 2.30%         2.44%         2.43%         2.35%         2.11%
 Expenses, excluding waiver and
  expense reductions                                 2.30%         2.44%         2.43%         2.35%         2.23%
-----------------------------------------------------------------------------------------------------------------
 Net investment loss                                (1.84)%       (2.12)%       (2.10)%       (2.11)%       (1.82)%
=================================================================================================================

                                                                        YEAR ENDED 11/30
                                               ------------------------------------------------------------------
SUPPLEMENTAL DATA:                                2004          2003          2002          2001          2000
------------------                             ----------    ----------    ----------    ----------    ----------
NET ASSETS, END OF YEAR (000)                  $  104,282    $   94,561    $   66,623    $   69,738    $   65,510
PORTFOLIO TURNOVER RATE                             90.23%        78.58%        97.63%       101.15%       112.57%

                                                       GROWTH OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                         CLASS C SHARES
                                               ------------------------------------------------------------------
                                                                        YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE                   2004          2003          2002          2001          2000
-------------------------------                ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF YEAR             $    17.34    $    14.08    $    17.15    $    18.94    $   18.76
INVESTMENT OPERATIONS:
 Net investment loss(a)                              (.33)         (.32)         (.32)         (.39)         (.38)
 Net realized and unrealized gain (loss)             1.52          3.58         (2.75)        (1.40)          .75
TOTAL FROM INVESTMENT OPERATIONS                     1.19          3.26         (3.07)        (1.79)          .37
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gain                                     --            --            --            --          (.19)
NET ASSET VALUE, END OF YEAR                   $    18.53    $    17.34    $    14.08    $    17.15    $    18.94
TOTAL RETURN(b)                                      6.86%        23.15%       (17.90)%       (9.45)%        1.96%
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including waiver and
  expense reductions                                 2.30%         2.44%         2.42%         2.37%         2.11%
 Expenses, excluding waiver and
  expense reductions                                 2.30%         2.44%         2.42%         2.37%         2.23%
-----------------------------------------------------------------------------------------------------------------
 Net investment loss                                (1.84)%       (2.12)%       (2.09)%       (2.14)%       (1.81)%
=================================================================================================================

                                                                        YEAR ENDED 11/30
                                               ------------------------------------------------------------------
SUPPLEMENTAL DATA:                                2004          2003          2002          2001          2000
-------------------                            ----------    ----------    ----------    ----------    ----------
NET ASSETS, END OF YEAR (000)                  $   85,666    $   79,415    $   55,115    $   52,272    $   49,656
PORTFOLIO TURNOVER RATE                             90.23%        78.58%        97.63%       101.15%       112.57%

                                                       GROWTH OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                         CLASS P SHARES
                                               ---------------------------------------------------------------------
                                                                  YEAR ENDED 11/30                      8/15/2000(c)
                                               ----------------------------------------------------          TO
PER SHARE OPERATING PERFORMANCE                   2004          2003          2002          2001         11/30/2000
-------------------------------                ----------    ----------    ----------    ----------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD           $    17.92    $    14.47    $    17.53    $    19.23    $       21.48
INVESTMENT OPERATIONS:
 Net investment loss(a)                              (.24)         (.25)         (.24)         (.28)            (.09)
 Net realized and unrealized gain (loss)             1.57          3.70         (2.82)        (1.42)           (2.16)
TOTAL FROM INVESTMENT OPERATIONS                     1.33          3.45         (3.06)        (1.70)           (2.25)
NET ASSET VALUE, END OF PERIOD                 $    19.25    $    17.92    $    14.47    $    17.53    $       19.23
TOTAL RETURN(b)                                      7.42%        23.84%       (17.46)%       (8.84)%         (10.47)%(d)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including expense
  reductions                                         1.77%         1.89%         1.88%         1.80%             .45%(d)
 Expenses, excluding expense
  reductions                                         1.77%         1.89%         1.88%         1.80%             .49%(d)
--------------------------------------------------------------------------------------------------------------------
 Net investment loss                                (1.31)%       (1.57)%       (1.55)%       (1.52)%           (.44)%(d)
====================================================================================================================

                                                                     YEAR ENDED 11/30                 8/15/2000(c)
                                               ----------------------------------------------------       TO
SUPPLEMENTAL DATA:                               2004           2003          2002          20011      1/30/2000
------------------                             ----------    ----------    ----------    ----------    ----------
NET ASSETS, END OF PERIOD (000)                $   12,094    $    6,310    $    1,620    $      294    $       44
PORTFOLIO TURNOVER RATE                             90.23%        78.58%        97.63%       101.15%       112.57%



(a) Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Commencement of offering of class shares.
(d) Not annualized.

TO OBTAIN INFORMATION:                ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder           More information on the Fund is available free upon
account inquiries call the Fund at:     request, including the following:
800-821-5129. For literature
requests call the Fund at:              ANNUAL/SEMI-ANNUAL REPORT
800-874-3733.
                                        The Fund's Annual and Semi-Annual Reports contain
                                        more information about the Fund's investments and
BY MAIL. Write to the Fund at:          performance. The Annual Report also includes
The Lord Abbett Family of Funds         details about the market conditions and investment
90 Hudson Street                        strategies that had a significant effect on the
Jersey City, NJ 07302-3973              Fund's performance during the last fiscal year. The
                                        Reports are available, free of charge, at
VIA THE INTERNET.                       www.LordAbbett.com.
LORD, ABBETT & CO. LLC
www.LordAbbett.com                      STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                                        Provides more details about the Fund and its
Text only versions of Fund              policies. A current SAI is on file with the
documents can be viewed online or       Securities and Exchange Commission ("SEC") and is
downloaded from the SEC:                incorporated by reference (is legally considered
www.sec.gov.                            part of this prospectus). Although the SAI is not
                                        available at www.LordAbbett.com, the SAI is
You can also obtain copies by           available through other means, generally without
visiting the SEC's Public Reference     charge, indicated at the left.
Room in Washington, DC (phone
202-942-8090) or by sending your
request and a duplicating fee to
the SEC's Public Reference Section,
Washington, DC 20549-0102 or by
sending your request electronically
to publicinfo@sec.gov.


[LORD ABBETT(R) LOGO]

 Lord Abbett Mutual Fund shares
      are distributed by:
  LORD ABBETT DISTRIBUTOR LLC             Lord Abbett Research Fund, Inc.           LAGOF-1
      90 Hudson Street                      Lord Abbett Growth Opportunities Fund    (4/05)
Jersey City, New Jersey 07302-3973

                                        SEC FILE NUMBERS: 811-6650

[LORD ABBETT LOGO]

LORD ABBETT                                               APRIL 1,
  LARGE-CAP CORE FUND                                       2005
  SMALL-CAP VALUE FUND                                   PROSPECTUS


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                           THE FUNDS

              Information about  LARGE-CAP CORE FUND                         2
            the goal, principal  SMALL-CAP VALUE FUND                        9
          strategy, main risks,  ADDITIONAL INVESTMENT INFORMATION           15
             performance, fees,  MANAGEMENT                                  18
                   and expenses

                           YOUR INVESTMENT

                Information for  PURCHASES                                   21
                       managing  SALES COMPENSATION                          37
                      your Fund  OPENING YOUR ACCOUNT                        42
                        account  REDEMPTIONS                                 43
                                 DISTRIBUTIONS AND TAXES                     45
                                 SERVICES FOR FUND INVESTORS                 47

                           FINANCIAL INFORMATION

           Financial highlights  LARGE-CAP CORE FUND                         50
                                 SMALL-CAP VALUE FUND                        54

                           ADDITIONAL INFORMATION

              How to learn more  BACK COVER
            about the Funds and
              other Lord Abbett
                          Funds

                                                             LARGE-CAP CORE FUND

                                    THE FUNDS

GOAL

     The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of LARGE, SEASONED, U.S. and MULTINATIONAL COMPANIES with market capitalizations that fall within the market capitalization range of companies in the Russell 1000 Index, a widely used benchmark for large-cap stock performance. As of January 31, 2005, the market capitalization range of the Russell 1000 Index was $471 million to $382 billion. This range varies daily. The Fund will provide shareholders with at least 60 days notice of any change in this policy. Equity securities in which the Fund may invest include common stocks (including income-producing stocks), convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familar type of equity security, represent an ownership interest in a company.


     The Fund invests in the full spectrum of large companies including those with VALUE or GROWTH characteristics. In selecting investments, the Fund uses a BOTTOM-UP INVESTMENT RESEARCH approach that combines both value and growth investment styles. The Fund attempts to identify individual stocks that are attractively priced and present strong long-term investment opportunities based on fundamental research and company characteristics. The Fund focuses on securities that are selling at reasonable prices in relation to our assessment of their potential value, and on securities that we believe have expected earnings growth potential and consistency that may not be recognized by the market at large.

[SIDENOTE]

WE OR THE FUND OR LARGE-CAP CORE FUND refers to the Lord Abbett Large-Cap Core Fund (formerly known as Large-Cap Series), a portfolio or series of Lord Abbett Research Fund, Inc. (the "Company").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goals; although, as with all mutual funds, it cannot guarantee results.

LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than smaller companies.

SEASONED COMPANIES are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.

MULTINATIONAL COMPANIES are those companies that conduct their business operations and activities in more than one country.


VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.


GROWTH STOCKS generally exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.


A BOTTOM-UP INVESTMENT RESEARCH approach is based on in-depth analysis of a company's financial statements, business strategy, management competence and overall industry trends, among other factors. Companies might be identified from investment research analysis or personal knowledge of their products and services.

                                                             LARGE-CAP CORE FUND

     We generally sell a stock when we think it no longer offers significant capital appreciation potential due to an elevated valuation or has reached our valuation target, its fundamentals are falling short of our expectations, or it seems less likely to benefit from the current market and economic environment.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value and growth stocks may perform differently than the market as a whole and differently than each other or other types of stocks, such as small-company stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Due to its investments in multinational companies, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                      --------------------------
                                 LARGE-CAP CORE FUND  Symbols: Class A - LRLCX
                                                               Class B - LARBX
                                                               Class C - LLRCX
                                                               Class P - LRLPX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

     The bar chart and table below show performance of the Fund during periods when the Fund followed predominantly a large-cap value investment approach. Recently, the Fund adopted an investment approach that combines both value and growth investment styles. This may affect the Fund's performance in the future.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

95       34.8%
96       20.2%
97       23.4%
98       16.2%
99       17.4%
00       15.8%
01      -10.0%
02      -19.5%
03       31.1%
04       11.9%

BEST QUARTER 4th Q '98                    +18.9%
WORST QUARTER 3rd Q '02                   -19.3%


     The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of two broad-based securities market indices and a more narrowly based index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

                                                             LARGE-CAP CORE FUND

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C, and Class P shares are not shown in the table and will vary from those shown for Class A shares.

                                                             LARGE-CAP CORE FUND

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004
--------------------------------------------------------------------------------


                                                                             LIFE OF
SHARE CLASS                           1 YEAR         5 YEARS    10 YEARS     FUND(1)
Class A Shares
Return Before Taxes                      5.47%          3.02%      12.21%          -
------------------------------------------------------------------------------------
Return After Taxes
 on Distributions                        4.80%          2.68%      10.89%          -
------------------------------------------------------------------------------------
Return After Taxes
 on Distributions and
 Sale of Fund Shares                     4.15%          2.48%      10.04%          -
------------------------------------------------------------------------------------
Class B Shares                           7.16%          3.42%          -       10.32%
------------------------------------------------------------------------------------
Class C Shares                          11.16%          3.65%          -        8.84%
------------------------------------------------------------------------------------
Class P Shares                          11.79%          4.26%          -        4.71%
S&P 500 Index(2)                        10.87%         -2.30%       12.07%      9.58%(3)
  (reflects no deduction                                                        7.88%(4)
  for fees, expenses or taxes)                                                 -0.21%(5)
------------------------------------------------------------------------------------
Russell 1000(R) Index                   11.40%        -1.76%       12.16%       9.75%(3)
  (reflects no deduction                                                        8.18%(4)
  for fees, expenses or taxes)                                                  0.35%(5)
------------------------------------------------------------------------------------
S&P 500/Barra Value
Index(2)                                15.71%          2.48%      12.24%       9.99%(3)
  (reflects no deduction                                                        8.39%(4)
  for fees, expenses or taxes)                                                  2.35%(5)
------------------------------------------------------------------------------------



(1) The dates of inception for each class are: Class A-6/3/92; Class B-8/1/96; Class C-4/1/97; and Class P-4/28/99.


(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.


(3) Represents total return for the period 7/31/96-12/31/04, to correspond with Class B period shown.

(4) Represents total return for the period 3/31/97-12/31/04, to correspond with Class C period shown.

(5) Represents total return for the period 4/30/99-12/31/04, to correspond with Class P period shown.

                                                             LARGE-CAP CORE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                  CLASS A        CLASS B(1)      CLASS C      CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
-------------------------------------------------------------------------------------------------------
Maximum Sales
Charge on Purchases
(as a % of offering price)                            5.75%(2)         none          none          none
-------------------------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge
(See "Purchases")(3)                                   none(4)         5.00%         1.00%(5)      none
-------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
-------------------------------------------------------------------------------------------------------
Management Fees
(See "Management")(7)                                 0.70%            0.70%         0.70%         0.70%
-------------------------------------------------------------------------------------------------------
Distribution and Service
(12b-1) Fees(6)                                       0.35%(7)         1.00%         1.00%         0.45%
-------------------------------------------------------------------------------------------------------
Other Expenses(7)                                     0.31%            0.31%         0.31%         0.31%
-------------------------------------------------------------------------------------------------------
Total Operating Expenses                              1.36%            2.01%         2.01%         1.46%
-------------------------------------------------------------------------------------------------------
Expense Reimbursement                                 0.06%            0.06%         0.06%         0.06%
-------------------------------------------------------------------------------------------------------
Net Expenses(8)                                       1.30%            1.95%         1.95%         1.40%
-------------------------------------------------------------------------------------------------------


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(7) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.


(8) For the year ending November 30, 2005, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Total Annual Operating Expenses do not exceed an aggregate annual rate of 1.30% of average daily net assets for Class A shares, 1.95% of average daily net assets for Class B and Class C shares, and 1.40% of average daily net assets for Class P shares.


[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                             LARGE-CAP CORE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS            1 YEAR      3 YEARS       5 YEARS     10 YEARS
Class A Shares       $      700   $      975   $    1,271   $    2,111
----------------------------------------------------------------------
Class B Shares       $      698   $      925   $    1,277   $    2,165
----------------------------------------------------------------------
Class C Shares       $      298   $      625   $    1,077   $    2,333
----------------------------------------------------------------------
Class P Shares       $      143   $      456   $      792   $    1,741
----------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


Class A Shares       $      700   $      975   $    1,271   $    2,111
----------------------------------------------------------------------
Class B Shares       $      198   $      625   $    1,077   $    2,165
----------------------------------------------------------------------
Class C Shares       $      198   $      625   $    1,077   $    2,333
----------------------------------------------------------------------
Class P Shares       $      143   $      456   $      792   $    1,731
----------------------------------------------------------------------

                                                            SMALL-CAP VALUE FUND

GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY

     To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000 Index, a widely used benchmark for small cap stock performance. As of January 31, 2005, the market capitalization range of the Russell 2000 Index was $198 million to $6.32 billion. This range varies daily. The Fund will provide shareholders with at least 60 days notice of any change in this policy. Equity securities in which the Fund may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familar type of equity security, represent an ownership interest in a company.


     In selecting investments, the Fund attempts to invest in the securities of smaller, less well-known companies selling at reasonable prices in relation to our assessment of their potential value. The Fund chooses stocks using:

     - Quantitative research to identify stocks we believe represent the best bargains. As part of this process, we may look at the price of a company's stock in relation to the company's book value, its sales, the value of its assets, its earnings and cash flow.

     - Fundamental research to evaluate a company's operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations.

     We generally sell a stock when we think it is no longer a bargain, seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or falls short of our expectations.

     This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

[SIDENOTE]

WE OR THE FUND OR SMALL-CAP VALUE FUND refers to the Small-Cap Value Series, a portfolio or series of the Company.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goals; although, as with all mutual funds, it cannot guarantee results.

                                                            SMALL-CAP VALUE FUND

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with VALUE STOCKS. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

     The Fund has particular risks associated with value stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. In addition, there may be less liquidity in the prices of SMALL COMPANY STOCKS, subjecting them to greater price fluctuations than larger company stocks. Investing in small companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.

[SIDENOTE]


VALUE STOCKS are stocks of companies we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

SMALL COMPANY STOCKS are stocks of small companies which often are new and less established, with a tendency to be faster-growing but more volatile than large-company stocks.

                                                      --------------------------
                                SMALL-CAP VALUE FUND  Symbols: Class A - LRLCX
                                                               Class B - LARBX
                                                               Class C - LLRCX
                                                               Class P - LRLPX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) - CLASS A SHARES
--------------------------------------------------------------------------------

96      30.5%
97      36.7%
98      -7.4%
99       8.2%
00      33.5%
01       7.9%
02     -11.1%
03      44.9%
04      22.4%

BEST QUARTER 2nd Q '99                    +22.9%
WORST QUARTER 3rd Q '98                   -24.2%

     The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of a broad-based securities market index and a more narrowly based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

     The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, Class C and Class P shares are not shown in the table and will vary from those shown for Class A shares.

                                                            SMALL-CAP VALUE FUND

================================================================================
 AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004
--------------------------------------------------------------------------------


                                                                            LIFE OF
SHARE CLASS                                      1 YEAR         5 YEAR      FUND(1)
Class A Shares
Return Before Taxes                                15.34%         16.45%      16.04%
-----------------------------------------------------------------------------------
Return After Taxes
 on Distributions                                  13.64%         15.14%      14.90%
-----------------------------------------------------------------------------------
Return After Taxes
 on Distributions and
 Sale of Fund Shares                               11.81%         14.01%      13.89%
-----------------------------------------------------------------------------------
Class B Shares                                     17.64%         17.00%      14.95%
-----------------------------------------------------------------------------------
Class C Shares                                     21.66%         17.13%      14.36%
-----------------------------------------------------------------------------------
Class P Shares                                     22.36%         17.78%      16.08%
-----------------------------------------------------------------------------------
Russell 2000(R) Index(2)                           18.33%          6.61%       9.80%(3)
  (reflects no deduction                                                       9.24%(4)
  for fees, expenses                                                          10.05%(5)
  or taxes)                                                                    8.01%(6)
-----------------------------------------------------------------------------------
Russell 2000(R) Value Index(2)                     22.25%         17.23%      14.05%(3)
  (reflects no deduction                                                      13.47%(4)
  for fees, expenses                                                          13.65%(5)
  or taxes)                                                                   14.17%(6)
-----------------------------------------------------------------------------------


(1) The date of inception for each class is: Class A-12/13/95; Class B-11/15/96; Class C-4/1/97; and Class P-6/23/99.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 12/31/95 - 12/31/04, to correspond with Class A period shown.

(4) Represents total return for the period 11/30/96 - 12/31/04, to correspond with Class B period shown.

(5) Represents total return for the period 3/31/97 - 12/31/04, to correspond with Class C period shown.

(6) Represents total return for the period 6/30/99 - 12/31/04, to correspond with Class P period shown.

                                                            SMALL-CAP VALUE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                          CLASS A       CLASS B(1)     CLASS C        CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)

Maximum Sales
Charge on Purchases
(as a % of offering price)                     5.75%(2)      none          none          none
---------------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge
(See "Purchases")(3)                           none(4)       5.00%         1.00%(5)      none
---------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)
---------------------------------------------------------------------------------------------
Management Fees
(See "Management")                             0.75%         0.75%         0.75%         0.75%
---------------------------------------------------------------------------------------------
Distribution and Service
(12b-1) Fees(6)                                0.36%(7)      1.00%         1.00%         0.45%
---------------------------------------------------------------------------------------------
Other Expenses(7)                              0.22%         0.22%         0.22%         0.22%
---------------------------------------------------------------------------------------------
Total Annual Fund
  Operating Expenses(7)                        1.33%         1.97%         1.97%         1.42%
---------------------------------------------------------------------------------------------


(1) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

(2) You may be able to reduce or eliminate the sales charge. See "Your Investment - Purchases."

(3) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

(5) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(7) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.

[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                            SMALL-CAP VALUE FUND

================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS            1 YEAR      3 YEARS       5 YEARS     10 YEARS
Class A Shares       $      703   $      972   $    1,262   $    2,084
----------------------------------------------------------------------
Class B Shares       $      700   $      918   $    1,262   $    2,130
----------------------------------------------------------------------
Class C Shares       $      300   $      618   $    1,062   $    2,296
----------------------------------------------------------------------
Class P Shares       $      145   $      449   $      776   $    1,702
----------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


----------------------------------------------------------------------
Class A Shares       $      703   $      972   $    1,262   $    2,084
----------------------------------------------------------------------
Class B Shares       $      200   $      618   $    1,062   $    2,130
----------------------------------------------------------------------
Class C Shares       $      200   $      618   $    1,062   $    2,296
----------------------------------------------------------------------
Class P Shares       $      145   $      449   $      776   $    1,702
----------------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques that might be used by each Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices, and other factors. For example, a Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. Each Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. The Funds may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.

     FOREIGN SECURITIES. The Funds may invest up to 10% of their net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

     LISTED OPTIONS ON SECURITIES. The Funds may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Funds may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Funds may write covered call options with respect to securities in their portfolios in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Funds is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. Each Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its total assets at the time an option is written.

     RISKS OF OPTIONS. Fund transactions in options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Funds' assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     TEMPORARY DEFENSIVE INVESTMENTS. At times each Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political, or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.


     INFORMATION ON PORTFOLIO HOLDINGS. The Funds' Annual and Semi-Annual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. The Funds also file their complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of their first and third fiscal quarters.


     In addition, on or about the first day of the second month following each calendar quarter-end, the Funds make publicly available a complete schedule of their portfolio holdings as of the last day of each such quarter. The Funds also may make publicly available Fund portfolio commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or portfolio attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Funds' policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

MANAGEMENT


     BOARD OF DIRECTORS. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds' portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.

     INVESTMENT ADVISER. The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $92 billion in 50 mutual fund portfolios and other advisory accounts as of January 31, 2005.


     Lord Abbett is entitled to an annual management fee based on each Fund's average daily net assets. Each fee is calculated daily and payable monthly. For the Large-Cap Core Fund, the fee is calculated daily and payable monthly as follows:

     .70 of 1% of the first $1 billion of average daily net assets,

     .65 of 1% of the next billion, and

     .60 of 1% of assets over $2 billion.


     Effective October 1, 2004, the contractual management fee for the Large-Cap Core Fund was reduced from .75 of 1% to the fee schedule shown above. For the fiscal year ended November 30, 2004 the fee paid to Lord Abbett was at an effective rate of .74 of 1% of the Fund's average daily net assets.

     For the Small-Cap Value Fund, the fee is calculated daily and payable monthly at the rate of .75 of 1% of the Fund's average daily net assets. For the fiscal year ended November 30, 2004, the fee paid to Lord Abbett was at a rate of .75 of 1% of the Fund's average daily net assets.

     In addition, Lord Abbett provides certain administrative services to each Fund for a fee at the annual rate of .04 of 1% of each Fund's average daily net assets. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments.


     LARGE-CAP CORE FUND. The senior members of the team primarily and jointly responsible for the day-to-day management of the Funds are Robert G. Morris and Paul J. Volovich. Mr. Morris, Partner and Director of Equity Investments, joined Lord Abbett in 1991, is a holder of a Chartered Financial Analyst designation, and has been in the investment business since 1971. Mr. Volovich, Director of Large-Cap Core Equity, joined Lord Abbett in 1997 is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1995.

     SMALL-CAP VALUE FUND. Robert P. Fetch, Partner and Small-Cap Value Senior Investment Manager, heads the Fund's team and has primary responsibility for the day-to-day management of the Fund. Mr. Fetch joined Lord Abbett in 1995, is a holder of a Charter Financial Analyst designation, and has been in the investment business since 1983.

                                                                 YOUR INVESTMENT

PURCHASES

     Each Fund offers in this Prospectus four classes of shares: Classes A, B, C, and P. Each class represents investments in the same portfolio of securities, but each has different expenses, dividends and sales charges. Class A, B, and C shares are offered to any investor. Class P shares are offered to certain investors as described below. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Opening Your Account."


     We reserve the right to modify, restrict or reject any purchase order or exchange request if a Fund or LORD ABBETT DISTRIBUTOR LLC (the "Distributor") determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.


     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted

[SIDENOTE]


THE SMALL-CAP VALUE FUND (CLASSES A, B, C AND P) IS NOT AVAILABLE FOR PURCHASE BY NEW INVESTORS OTHER THAN THROUGH RETIREMENT AND BENEFIT PLANS AND FINANCIAL INTERMEDIARIES, AS DESCRIBED ON THE FOLLOWING PAGES, THAT PROVIDE RECORDKEEPING OR ADVISORY SERVICES AND HAVE ENTERED INTO SPECIAL ARRANGEMENTS WITH THE FUND OR LORD ABBETT DISTRIBUTOR LLC. RETIREMENT AND BENEFIT PLANS CURRENTLY OFFERING SHARES OF THE FUND AS AN INVESTMENT OPTION MAY OPEN NEW PARTICIPANT ACCOUNTS. OTHER SUCH PLANS THAT ARE CONSIDERING THE FUND AS AN INVESTMENT OPTION SHOULD CONTACT THE DISTRIBUTOR OF THE FUND, LORD ABBETT DISTRIBUTOR, FOR APPROVAL. INVESTORS SHOULD NOTE, HOWEVER, THAT THE FUND RESERVES THE RIGHT TO REFUSE ANY ORDER THAT MIGHT DISRUPT THE EFFICIENT MANAGEMENT OF THE FUND. IN ADDITION, PARTNERS AND EMPLOYEES OF LORD ABBETT ARE ELIGIBLE TO PURCHASE SHARES OF THE FUND.

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Funds' Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price or the security is relatively illiquid. Each Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. A Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.


     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

     EXCESSIVE TRADING AND MARKET TIMING. The Funds are designed for long-term investors and are not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Funds, raise their expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Funds difficulty in implementing long-term investment strategies because they cannot anticipate the amount of cash they will have to invest. A Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact a Fund's performance.

     To the extent a Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent a Fund invests in securities that are thinly traded or relatively illiquid the Fund may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). The Funds have adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Funds calculate their NAV per share. While there is no assurance, the Funds expect that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

     The Funds' Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The Funds may modify their frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Funds and their shareholders.

     FREQUENT TRADING POLICY. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) will be prohibited from investing in that Fund for 30 calendar days after the redemption. The policy applies to all redemptions and investments that are part of an exchange transaction or transfer of assets, but does not apply to certain other transactions described below. The frequent trading policy will not apply to redemptions by shareholders whose shares are held in an account maintained by a Financial Intermediary in an omnibus environment unless and until such time that the Financial Intermediary has the ability to implement the policy or substantially similar protective measures. The Distributor will encourage Financial Intermediaries to adopt such procedures. Certain types of investments will not be blocked and certain types of redemptions will not trigger a subsequent purchase block, including: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Funds' Invest-A-Matic and Systematic Withdrawal Plans); (2) Retirement and Benefit Plan contributions,


[SIDENOTE]

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

     loans and distributions; and (3) purchase transactions involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; PROVIDED THAT the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than as described above, Lord Abbett has not adopted a particular rule-set for identifying such excessive short-term trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, as a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment or by a RETIREMENT AND BENEFIT PLAN recordkeeper or other agent, we will generally notify the investor to cease all such activity in the account. If the investor fails to do so, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money


[SIDENOTE]

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:

-  Traditional, Rollover, Roth and Education IRAs
-  Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts
-  Defined Contribution Plans

     Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a contingent deferred sales charge ("CDSC") or result in tax consequences. As stated above, although we generally notify the investor to cease all activity indicative of market timing prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block without prior notification.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts maintained with the Funds and encourages recordkeepers and other agents for Retirement and Benefit Plans to adhere to such policies and procedures when placing orders on behalf of their plan participants, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These circumstances may result in policies and procedures in place at certain Financial Intermediaries and Retirement and Benefit Plans that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries, such as Retirement and Benefit Plan recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of a Fund's shares may be held through omnibus accounts and/or held by Retirement and Benefit Plans. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor or plan participant account information, and/or (2) the Financial Intermediaries or

     Retirement and Benefit Plan recordkeepers may be unable to implement or support our procedures. In such cases, the Financial Intermediaries or recordkeepers may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s) or Retirement and Benefit Plan account(s). If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary, recordkeeper or Retirement and Benefit Plan and request it to provide or review information on individual account transactions so that we or the Financial Intermediary, recordkeeper or Retirement and Benefit Plan may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship. The nature of these relationships also may inhibit or prevent the Distributor or the Funds from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments or Retirement and Benefit Plan recordkeepers have agreed to assess the CDSCs or assist the Distributor or the Funds in assessing them.


     SHARE CLASSES. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your investment professional.

     You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, and the length of time you plan to hold the investment. Class A shares are sold at the NAV per share, plus a front-end sales charge which may be reduced or eliminated for larger purchases as described below. Class B, C, and P shares are offered at the NAV per share with no front-end sales charge. Early redemptions of Class B and C shares, however, may be subject to a contingent deferred sales charge ("CDSC"). Class A shares normally have the lowest annual expenses while Class B and C shares have the highest annual expenses. Generally, Class A dividends will be higher than dividends of the other share classes. As a result, in many cases if you are investing $100,000 or more and plan to hold the shares for a long time, you may find Class A shares suitable for you because of the expected lower expenses and the reduced sales charges available. You should discuss purchase options with your investment professional.


     FOR MORE INFORMATION ON SELECTING A SHARE CLASS, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.


================================================================================
SHARE CLASSES
--------------------------------------------------------------------------------
CLASS A  - normally offered with a front-end sales charge, which may be reduced or eliminated in certain circumstances

         - generally lowest annual expenses due to lower 12b-1 fees

CLASS B  - no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase

         - higher annual expenses than Class A shares due to higher 12b-1 fees

         - automatically converts to Class A shares after eight years

CLASS C  - no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase

         - higher annual expenses than Class A shares due to higher 12b-1 fees

CLASS P  - available only to certain investors

         - no front-end sales charge and no CDSC

         - lower annual expenses than Class B or Class C shares due to lower 12b-1 fees

================================================================================
FRONT-END SALES CHARGES - CLASS A SHARES
--------------------------------------------------------------------------------

                                                                                      MAXIMUM
                                                                 TO COMPUTE           DEALER'S
                                AS A               AS A           OFFERING           CONCESSION
                                % OF               % OF             PRICE              (% OF
                              OFFERING             YOUR             DIVIDE            OFFERING
YOUR INVESTMENT                 PRICE           INVESTMENT          NAV BY             PRICE)
-----------------------------------------------------------------------------------------------
Less than $50,000               5.75%              6.10%             .9425              5.00%
-----------------------------------------------------------------------------------------------
$50,000 to $99,999              4.75%              4.99%             .9525              4.00%
-----------------------------------------------------------------------------------------------
$100,000 to $249,999            3.95%              4.11%             .9605              3.25%
-----------------------------------------------------------------------------------------------
$250,000 to $499,999            2.75%              2.83%             .9725              2.25%
-----------------------------------------------------------------------------------------------
$500,000 to $999,999            1.95%              1.99%             .9805              1.75%
-----------------------------------------------------------------------------------------------
$1,000,000                    No Sales
 and over                      Charge                               1.0000                +
-----------------------------------------------------------------------------------------------

+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."


Note: The above percentage may vary for particular investors due to rounding.


     REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the applicable Fund at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of ELIGIBLE FUNDS in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you or your Financial Intermediary must let the Fund know. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     - RIGHTS OF ACCUMULATION - A Purchaser may combine the value at the current public offering price of Class A,

[SIDENOTE]


PLEASE INFORM THE FUND OR YOUR FINANCIAL INTERMEDIARY AT THE TIME OF YOUR PURCHASE OF FUND SHARES IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.


ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett-sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

        B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase.

     - LETTER OF INTENTION - A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days.

     The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) a Retirement and Benefit Plan including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, SIMPLE IRA plan, SEP IRA plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in Individual Retirement Accounts ("IRAs"), as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item
     (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

     FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION AND THE STATEMENT OF ADDITIONAL INFORMATION. THIS INFORMATION ALSO IS AVAILABLE AT www.LordAbbett.com OR BY CALLING LORD ABBETT AT 800-821-5129 (AT NO CHARGE).


     CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:


     -  purchases of $1 million or more, ~
     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, ~
     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases, ~
     - purchases made with dividends and distributions on Class A shares of another Eligible Fund,
     - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,
     - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,
     - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases,
     - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

     - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or

     - purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period.

     SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASES THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

     ~  THESE CATEGORIES MAY BE SUBJECT TO A CDSC.


     DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:


     -  purchases of $1 million or more,
     - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or
     - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases ("alliance arrangements").

================================================================================
DEALER CONCESSION SCHEDULE - CLASS A SHARES
(FOR CERTAIN PURCHASES WITHOUT A FRONT-END SALES CHARGE)
--------------------------------------------------------------------------------
The dealer concession received is based on the amount of the Class A share investment as follows:

                              FRONT-END
CLASS A INVESTMENTS           SALES CHARGE*     DEALER'S CONCESSION
-------------------------------------------------------------------
First $5 million              None               1.00%
-------------------------------------------------------------------
Next $5 million above that    None               0.55%
-------------------------------------------------------------------
Next $40 million above that   None               0.50%
-------------------------------------------------------------------
Over $50 million              None               0.25%
-------------------------------------------------------------------

* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month (24th month if shares were purchased prior to November 1, 2004) after the month in which the shares were initially purchased. For alliance arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.

     Dealers receive concessions expressed above on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule above and the amount of the concessions payable with respect to the Class A shares investment. Concessions may not be paid with respect to alliance arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, any CDSC that might otherwise have applied to any such purchase will be waived.

     Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

================================================================================
CONTINGENT DEFERRED SALES CHARGE (CDSC)
--------------------------------------------------------------------------------

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

   1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

   2. shares held for six years or more (Class B), or one year or more after the month of purchase (two years or more after the month of purchase if shares were purchased prior to November 1, 2004) (Class A), or one year or more (Class C)

   3. shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary after the month of their purchase (second anniversary after the month of their purchase if shares were purchased prior to November 1, 2004) (Class A) or before the first anniversary of their purchase (Class C)


     CLASS A SHARE CDSC. If you buy Class A shares of a Fund under one of the starred (~) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 12th month (24th month if shares were purchased prior to November 1, 2004), a CDSC of 1% will normally be collected.

     The Class A share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement and Benefit Plans (documentation may be required)

     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Funds and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

     - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts


     - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that were initially entered into prior to December 2002.

     CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:


==============================================================
CONTINGENT DEFERRED SALES CHARGES - CLASS B SHARES
---------------------------------------------------------------

ANNIVERSARY(1) OF                    CONTINGENT DEFERRED SALES
THE DAY ON WHICH                     CHARGE ON REDEMPTION
THE PURCHASE ORDER                   (AS % OF AMOUNT SUBJECT
WAS ACCEPTED                         TO CHARGE)

On                       Before
--------------------------------------------------------------
                          1st               5.0%
1st                       2nd               4.0%
2nd                       3rd               3.0%
3rd                       4th               3.0%
4th                       5th               2.0%
5th                       6th               1.0%
on or after the 6th(2)                      None

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

     The Class B share CDSC generally will not be assessed under the following circumstances:

     - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement and Benefit Plans(documentation may be required)

     - Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     -  death of the shareholder

[SIDENOTE]

ELIGIBLE MANDATORY DISTRIBUTIONS. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

     - redemptions of shares in connection with Div - Move and Systematic Withdrawal Plans (up to 12% per year)

     SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCs WITH RESPECT TO CLASS B SHARES.

     CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.


     CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders; (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders; and (c) orders made by or on behalf of a Financial Intermediary for clients participating in an IRA Rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

     REINVESTMENT PRIVILEGE. If you redeem shares of a Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

SALES COMPENSATION

     As part of its plan for distributing shares, each Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

     As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Funds. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                CLASS A      CLASS B     CLASS C     CLASS P
---------------------------------------------------------------
Service                .25%         .25%        .25%        .20%

Distribution           .10%*        .75%        .75%        .25%


* Until October 1, 2004 the Funds also paid a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. Effective October 1, 2004, the Distributor assumed responsibility for payment of such one-time distribution fee. See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."


     The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we will not require payment of any otherwise applicable CDSC.


     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These


[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

     activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the various sales commissions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Funds may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor make payments to Dealers in their sole discretion, at their own expense and without cost to the Funds or the Funds' shareholders.

     The payments may be for:

     - marketing and/or distribution support for Dealers;
     - the Dealers' and their investment professionals' shareholder servicing efforts;
     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients; and/or
     - the purchase of products or services from the Dealers, such as software tools or data for investment analysis purposes.

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forego the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in their sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Funds' Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor make payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Funds or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Funds' portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places each Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the

     Funds' portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Funds' receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include:
     (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

OPENING YOUR ACCOUNT


     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including each Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you - when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, each Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

     MINIMUM INITIAL INVESTMENT

     - Regular Account                                     $  1,000
     --------------------------------------------------------------
     - Individual Retirement Accounts and 403(b)
       Plans under the Internal Revenue Code               $    250
     --------------------------------------------------------------
     - Uniform Gift to Minor Account                       $    250
     --------------------------------------------------------------
     - Invest-A-Matic                                      $    250
     --------------------------------------------------------------

     No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. You should note that your purchases and other transactions will be subject to review on a nongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     [NAME OF FUND]
     P.O. Box 219336
     Kansas City, MO 64121

     PROPER FORM. An order submitted directly to a Fund must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Funds at 800-821-5129.

     BY EXCHANGE. Please call the Funds at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

     Redemptions of each Fund's shares are executed at the NAV next determined after a Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide a Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," or "Class C Share CDSC."

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Funds at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     - a redemption for $50,000 or more.

[SIDENOTE]

SMALL ACCOUNTS. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of an estate -

  /s/ Robert A. Doe
  Executor of the Estate of
  John W. Doe

[Date]

[SEAL]

- In the case of a corporation -
  ABC Corporation

  /s/ Mary B. Doe

By Mary B. Doe, President
[Date]

[SEAL]

     REDEMPTIONS IN KIND. Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

     Each Fund expects to pay you dividends from its net investment income as follows: semi-annually for Large-Cap Core Fund and annually for Small-Cap Value Fund. Each Fund expects to distribute any net capital gains annually as "capital gains distributions."

     Distributions will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct a Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, each Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, each Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.


     A Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that a Fund receives and distributes to you may be subject to a reduced tax rate if you meet the holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.


     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.

FOR INVESTING

INVEST-A-MATIC                            You can make fixed, periodic investments ($250 initial and
(Dollar-cost averaging)                   $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account.
                                          See the Application for instructions.

DIV-MOVE                                  You can automatically reinvest the dividends and
                                          distributions from your account into another account in any
                                          Eligible Fund ($50 minimum).

For selling shares

SYSTEMATIC WITHDRAWAL PLAN                You can make regular withdrawals from most Lord
["SWP")                                   Abbett-sponsored funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts.
                                          To establish a SWP, the value of your shares for Class A or
                                          Class C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of a SWP established for Retirement and Benefit Plans, for which there is no minimum. Your shares must be in
                                          non-certificate form.

CLASS B SHARES                            The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your
                                          SWP request. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in
                                          this situation.

CLASS B AND CLASS C SHARES                Redemption proceeds due to a SWP for Class B and Class C
                                          shares will be redeemed in the order described under "CDSC"
                                          under "Purchases."

OTHER SERVICES

     TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Funds for an existing account. Each Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Funds to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Funds must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.


     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.


     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. As described under "Your Investment - Purchases," we reserve the right to modify, reject or restrict any exchange request if a Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. Each Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

                                                             LARGE-CAP CORE FUND
                                            (FORMERLY KNOWN AS LARGE-CAP SERIES)

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                                    CLASS A SHARES
                                                      ---------------------------------------------------------------------
                                                                                  YEAR ENDED 11/30
                                                      ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                          2004           2003          2002           2001           2000
NET ASSET VALUE, BEGINNING OF YEAR                    $    24.88     $    21.27    $    24.75     $    26.83     $    25.32
INVESTMENT OPERATIONS:
 Net investment income(a)                                    .18            .08           .04            .06            .11
 Net realized and unrealized gain (loss)                    3.42           3.53         (3.37)         (1.14)          2.74
TOTAL FROM INVESTMENT OPERATIONS                            3.60           3.61         (3.33)         (1.08)          2.85
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                      (.06)            --            --           (.09)          (.03)
 Net realized gain                                            --             --          (.15)          (.91)         (1.31)
TOTAL DISTRIBUTIONS                                         (.06)            --          (.15)         (1.00)         (1.34)
NET ASSET VALUE, END OF YEAR                          $    28.42     $    24.88    $    21.27     $    24.75     $    26.83
TOTAL RETURN(b)                                            14.48%         16.97%       (13.52)%        (4.26)%        11.75%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and
  expense reductions                                        1.39%          1.46%         1.45%          1.45%          1.54%
 Expenses, excluding waiver and
  expense reductions                                        1.41%          1.46%         1.45%          1.45%          1.54%
 Net investment income                                       .67%           .36%          .16%           .22%           .46%
===========================================================================================================================

                                                                                  YEAR ENDED 11/30
                                                      ---------------------------------------------------------------------
SUPPLEMENTAL DATA:                                       2004           2003          2002           2001           2000
NET ASSETS, END OF YEAR (000)                         $  324,690     $  261,231    $  201,315     $  234,533     $  200,064
PORTFOLIO TURNOVER RATE                                    47.14%         34.98%        74.76%         81.79%         74.72%

                                                             LARGE-CAP CORE FUND
                                            (FORMERLY KNOWN AS LARGE-CAP SERIES)

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                   CLASS B SHARES
                                                      ---------------------------------------------------------------------
                                                                                  YEAR ENDED 11/30
                                                      ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                          2004           2003          2002           2001           2000
NET ASSET VALUE, BEGINNING OF YEAR                    $    24.07     $    20.70    $    24.25     $    26.37     $    25.03
INVESTMENT OPERATIONS:
 Net investment income (loss)(a)                              --(c)        (.06)         (.10)          (.10)          (.04)
 Net realized and unrealized gain (loss)                    3.31           3.43         (3.30)         (1.11)          2.69
TOTAL FROM INVESTMENT OPERATIONS                            3.31           3.37         (3.40)         (1.21)          2.65
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gain                                            --             --          (.15)          (.91)         (1.31)
NET ASSET VALUE, END OF YEAR                          $    27.38     $    24.07    $    20.70     $    24.25     $    26.37
TOTAL RETURN(b)                                            13.75%         16.28%       (14.10)%        (4.81)%        11.04%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and
  expense reductions                                        2.03%          2.10%         2.06%          2.07%          2.15%
 Expenses, excluding waiver and
  expense reductions                                        2.05%          2.10%         2.06%          2.07%          2.15%
 Net investment income (loss)                                .03%          (.28)%        (.45)%         (.39)%         (.16)%
===========================================================================================================================

                                                                                  YEAR ENDED 11/30
                                                      ---------------------------------------------------------------------
SUPPLEMENTAL DATA:                                       2004           2003          2002           2001           2000
NET ASSETS, END OF YEAR (000)                         $   82,876     $   80,542    $   70,636     $   85,011     $   79,968
PORTFOLIO TURNOVER RATE                                    47.14%         34.98%        74.76%         81.79%         74.72%

                                                             LARGE-CAP CORE FUND
                                            (FORMERLY KNOWN AS LARGE-CAP SERIES)

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                   CLASS C SHARES
                                                      ---------------------------------------------------------------------
                                                                                  YEAR ENDED 11/30
                                                      ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                          2004           2003          2002           2001           2000
NET ASSET VALUE, BEGINNING OF YEAR                    $    24.15     $    20.77    $    24.27     $    26.41     $    25.05
INVESTMENT OPERATIONS:
 Net investment income (loss)(a)                              --(c)        (.06)         (.06)          (.11)          (.03)
 Net realized and unrealized gain (loss)                    3.32           3.44         (3.29)         (1.12)          2.70
TOTAL FROM INVESTMENT OPERATIONS                            3.32           3.38         (3.35)         (1.23)          2.67
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gain                                            --             --          (.15)          (.91)         (1.31)
NET ASSET VALUE, END OF YEAR                          $    27.47     $    24.15    $    20.77     $    24.27     $    26.41
TOTAL RETURN(b)                                            13.75%         16.27%       (13.88)%        (4.88)%        11.12%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and
  expense reductions                                        2.03%          2.10%         1.87%          2.10%          2.15%
 Expenses, excluding waiver and
  expense reductions                                        2.05%          2.10%         1.87%          2.10%          2.15%
 Net investment income (loss)                                .03%          (.28)%        (.26)%         (.43)%         (.14)%
===========================================================================================================================

                                                                                  YEAR ENDED 11/30
                                                      ---------------------------------------------------------------------
SUPPLEMENTAL DATA:                                       2004           2003          2002           2001           2000
NET ASSETS, END OF YEAR (000)                         $   39,625     $   36,778    $   32,109     $   37,149     $   26,954
PORTFOLIO TURNOVER RATE                                    47.14%         34.98%        74.76%         81.79%         74.72%

                                                             LARGE-CAP CORE FUND
                                            (FORMERLY KNOWN AS LARGE-CAP SERIES)

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                   CLASS P SHARES
                                                      ---------------------------------------------------------------------
                                                                                  YEAR ENDED 11/30
                                                      ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                          2004           2003          2002           2001           2000
NET ASSET VALUE, BEGINNING OF YEAR                    $    25.01     $    21.37    $    24.87     $    26.92     $    25.36
INVESTMENT OPERATIONS:
 Net investment income(a)                                    .17            .02           .02            .07            .10
 Net realized and unrealized gain (loss)                    3.42           3.62         (3.37)         (1.13)          2.78
TOTAL FROM INVESTMENT OPERATIONS                            3.59           3.64         (3.35)         (1.06)          2.88
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                      (.10)            --            --           (.08)          (.01)
 Net realized gain                                            --             --          (.15)          (.91)         (1.31)
TOTAL DISTRIBUTIONS                                         (.10)            --          (.15)          (.99)         (1.32)
NET ASSET VALUE, END OF YEAR                          $    28.50     $    25.01    $    21.37     $    24.87     $    26.92
TOTAL RETURN(b)                                            14.39%         17.03%       (13.54)%        (4.16)%        11.84%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and
  expense reductions                                        1.48%          1.55%+        1.51%          1.52%          1.60%
 Expenses, excluding waiver and
  expense reductions                                        1.50%          1.55%+        1.51%          1.52%          1.60%
 Net investment income                                       .58%           .27%+         .10%           .27%           .40%
===========================================================================================================================

                                                                                  YEAR ENDED 11/30
                                                      ---------------------------------------------------------------------
SUPPLEMENTAL DATA:                                       2004           2003          2002           2001           2000
NET ASSETS, END OF YEAR (000)                         $      294     $      152    $        1     $        1     $        1
PORTFOLIO TURNOVER RATE                                    47.14%         34.98%        74.76%         81.79%         74.72%



+    The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Amount is less than $.01.

                                                            SMALL-CAP VALUE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



                                                                                    CLASS A SHARES
                                                      ---------------------------------------------------------------------
                                                                                  YEAR ENDED 11/30
                                                      ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                          2004           2003          2002           2001           2000
NET ASSET VALUE, BEGINNING OF YEAR                    $    25.66     $    20.29    $    22.02     $    19.60     $    15.63
INVESTMENT OPERATIONS:
 Net investment loss(a)                                       --(c)        (.10)         (.07)          (.13)          (.19)
 Net realized and unrealized gain (loss)                    5.52           6.81          (.48)          3.04           4.16
TOTAL FROM INVESTMENT OPERATIONS                            5.52           6.71          (.55)          2.91           3.97
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gain                                         (1.64)         (1.34)        (1.18)          (.49)            --
NET ASSET VALUE, END OF YEAR                          $    29.54     $    25.66    $    20.29     $    22.02     $    19.60
TOTAL RETURN(b)                                            22.92%         35.67%        (2.72)%        15.12%         25.40%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense
  reductions                                                1.39%          1.45%         1.41%          1.43%          1.60%
 Expenses, excluding expense
  reductions                                                1.39%          1.45%         1.41%          1.44%          1.60%
 Net investment loss                                        (.03)%         (.50)%        (.34)%         (.60)%        (1.04)%
===========================================================================================================================

                                                                                  YEAR ENDED 11/30
                                                      ---------------------------------------------------------------------
SUPPLEMENTAL DATA:                                       2004           2003          2002           2001           2000
NET ASSETS, END OF YEAR (000)                         $  939,899     $  510,582    $  321,243     $  394,443     $  275,010
PORTFOLIO TURNOVER RATE                                    67.04%         66.11%        77.12%         64.76%         76.21%

                                                            SMALL-CAP VALUE FUND

                                                                                    CLASS B SHARES
                                                      ---------------------------------------------------------------------
                                                                                  YEAR ENDED 11/30
                                                      ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                          2004           2003          2002           2001           2000
NET ASSET VALUE, BEGINNING OF YEAR                    $    24.44     $    19.50    $    21.33     $    19.13     $    15.34
INVESTMENT OPERATIONS:
 Net investment loss(a)                                     (.18)          (.22)         (.20)          (.26)          (.29)
 Net realized and unrealized gain (loss)                    5.25           6.50          (.45)          2.95           4.08
TOTAL FROM INVESTMENT OPERATIONS                            5.07           6.28          (.65)          2.69           3.79
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gain                                         (1.64)         (1.34)        (1.18)          (.49)            --
NET ASSET VALUE, END OF YEAR                          $    27.87     $    24.44    $    19.50     $    21.33     $    19.13
TOTAL RETURN(b)                                            22.17%         34.78%        (3.25)%        14.33%         24.71%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense
  reductions                                                2.00%          2.07%         2.04%          2.05%          2.23%
 Expenses, excluding expense
  reductions                                                2.00%          2.07%         2.04%          2.06%          2.23%
 Net investment loss                                        (.74)%        (1.12)%        (.97)%        (1.22)%        (1.67)%
===========================================================================================================================

                                                                                  YEAR ENDED 11/30
                                                      ---------------------------------------------------------------------
SUPPLEMENTAL DATA:                                       2004           2003          2002           2001           2000
NET ASSETS, END OF YEAR (000)                         $  192,098     $  182,437    $  153,101     $  182,555     $  153,894
PORTFOLIO TURNOVER RATE                                    67.04%         66.11%        77.12%         64.76%         76.21%

                                                            SMALL-CAP VALUE FUND

                                                                                    CLASS C SHARES
                                                      ---------------------------------------------------------------------
                                                                                  YEAR ENDED 11/30
                                                      ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                          2004           2003          2002           2001           2000
NET ASSET VALUE, BEGINNING OF YEAR                    $    24.46     $    19.52    $    21.31     $    19.13     $    15.34
INVESTMENT OPERATIONS:
 Net investment loss(a)                                     (.18)          (.22)         (.17)          (.28)          (.29)
 Net realized and unrealized gain (loss)                    5.26           6.50          (.44)          2.95           4.08
TOTAL FROM INVESTMENT OPERATIONS                            5.08           6.28          (.61)          2.67           3.79
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gain                                         (1.64)         (1.34)        (1.18)          (.49)            --
NET ASSET VALUE, END OF YEAR                          $    27.90     $    24.46    $    19.52     $    21.31     $    19.13
TOTAL RETURN(b)                                            22.19%         34.74%        (3.07)%        14.22%         24.71%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense
  reductions                                                2.00%          2.07%         1.90%          2.16%          2.23%
 Expenses, excluding expense
  reductions                                                2.00%          2.07%         1.90%          2.17%          2.23%
 Net investment loss                                        (.74)%        (1.12)%        (.83)%        (1.32)%        (1.67)%
===========================================================================================================================

                                                                                  YEAR ENDED 11/30
                                                      ---------------------------------------------------------------------
SUPPLEMENTAL DATA:                                       2004           2003          2002           2001           2000
NET ASSETS, END OF YEAR (000)                         $   89,408     $   81,967    $   69,121     $   81,396     $   51,061
PORTFOLIO TURNOVER RATE                                    67.04%         66.11%        77.12%         64.76%         76.21%

                                                            SMALL-CAP VALUE FUND

                                                                                    CLASS P SHARES
                                                      ---------------------------------------------------------------------
                                                                                  YEAR ENDED 11/30
                                                      ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE                          2004           2003          2002           2001           2000
NET ASSET VALUE, BEGINNING OF YEAR                    $    25.61     $    20.27    $    22.01     $    19.61     $    15.63
INVESTMENT OPERATIONS:
 Net investment loss(a)                                      .01           (.12)         (.08)          (.14)          (.20)
 Net realized and unrealized gain (loss)                    5.49           6.80          (.48)          3.03           4.18
TOTAL FROM INVESTMENT OPERATIONS                            5.50           6.68          (.56)          2.89           3.98
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gain                                         (1.64)         (1.34)        (1.18)          (.49)            --
NET ASSET VALUE, END OF YEAR                          $    29.47     $    25.61    $    20.27     $    22.01     $    19.61
TOTAL RETURN(b)                                            22.84%         35.48%        (2.72)%        15.01%         25.46%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense
  reductions                                                1.45%          1.52%         1.49%          1.50%          1.68%
 Expenses, excluding expense
  reductions                                                1.45%          1.52%         1.49%          1.51%          1.68%
 Net investment income (loss)                                .03%          (.57)%        (.42)%         (.66)%        (1.00)%
===========================================================================================================================

                                                                                  YEAR ENDED 11/30
                                                      ---------------------------------------------------------------------
SUPPLEMENTAL DATA:                                       2004           2003          2002           2001           2000
NET ASSETS, END OF YEAR (000)                         $  141,389     $   47,471    $   14,005     $    4,150     $        1
PORTFOLIO TURNOVER RATE                                    67.04%         66.11%        77.12%         64.76%         76.21%



(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Amount is less than $.01.

TO OBTAIN INFORMATION:                ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder           More information on Fund is each available free upon
account inquires call the Funds at:     request, including the following:
800-821-5129. For literature
requests call the Funds at:             ANNUAL/SEMI-ANNUAL REPORT
800-874-3733.                           The Funds' Annual and Semi-Annual Reports contain
                                        more information about each Fund's investments and
BY MAIL. Write to the Fund at:          performance. The Annual Report also includes details
The Lord Abbett Family of Funds         about the market conditions and investment
90 Hudson Street                        strategies that had a significant effect on each
Jersey City, NJ 07302-3973              Fund's performance during the last fiscal year. The
                                        Reports are available, free of charge, at
VIA THE INTERNET.                       www.LordAbbett.com.
LORD, ABBETT & CO. LLC
www.LordAbbett.com                      STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                                        Provides more details about the Funds and their
Text only versions of Fund              policies. A current SAI is on file with the
documents can be viewed online or       Securities and Exchange Commission ("SEC") and is
downloaded from the SEC:                incorporated by reference (is legally considered
www.sec.gov                             part of this prospectus). Although the SAI is not
                                        available at www.LordAbbett.com, the SAI is
You can also obtain copies by           available through other means, generally without
visiting the SEC's Public Reference     charge, indicated at the left.
Room in Washington, DC (phone
202-942-8090) or by sending your
request and a duplicating fee to
the SEC's Public Reference Section,
Washington, DC 20549-0102 or by
sending your request electronically
to publicinfo@sec.gov.


[LORD ABBETT(R) LOGO]


 Lord Abbett Mutual Fund shares         Lord Abbett Research Fund, Inc.
      are distributed by:                 Lord Abbett Large-Cap Core Fund                   LARF-1
  LORD ABBETT DISTRIBUTOR LLC             Small-Cap Value Series                            (04/05)
      90 Hudson Street -
Jersey City, New Jersey 07302-3973

                                        SEC FILE NUMBER: 811-6650

[LORD ABBETT LOGO]


LORD ABBETT
     AMERICA'S VALUE FUND                              APRIL 1,
     GROWTH OPPORTUNITIES FUND                           2005
     LARGE-CAP CORE FUND
     SMALL-CAP VALUE FUND                             PROSPECTUS
                                                    CLASS Y SHARES


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


ONLY CLASS Y SHARES OF THE LARGE-CAP CORE FUND AND THE SMALL-CAP VALUE FUND ARE AVAILABLE IN ALL STATES.


PLEASE CALL 800-821-5129 FOR FURTHER INFORMATION.

                                TABLE OF CONTENTS


                                                                           PAGE
                      THE FUNDS

    Information about the   AMERICA'S VALUE FUND                            2
goal, principal strategy,   GROWTH OPPORTUNITIES FUND                       9
              main risks,   LARGE-CAP CORE FUND                             14
   performance, fees, and   SMALL-CAP VALUE FUND                            19
                 expenses   ADDITIONAL INVESTMENT INFORMATION               24
                            MANAGEMENT                                      28

                     YOUR INVESTMENT

          Information for   PURCHASES                                       31
       managing your Fund   REDEMPTIONS                                     39
                  account   DISTRIBUTIONS AND TAXES                         41
                            SERVICES FOR FUND INVESTORS                     42

                FINANCIAL INFORMATION

     Financial highlights   AMERICA'S VALUE FUND                            47
                            GROWTH OPPORTUNITIES FUND                       48
                            LARGE-CAP RESEARCH FUND                         49
                            SMALL-CAP VALUE FUND                            50

               ADDITIONAL INFORMATION

        How to learn more   BACK COVER
      about the Funds and
        other Lord Abbett
                    Funds

                                                            AMERICA'S VALUE FUND

                                    THE FUNDS

GOAL

     The Fund's investment objective is to seek current income and capital appreciation.

PRINCIPAL STRATEGY

     To pursue this goal, the Fund normally invests in equity securities of companies with market capitalizations greater than $500 million at the time of purchase and fixed income securities of various types. This market capitalization threshold may vary in response to changes in the markets. The Fund generally uses a value approach to identify particular investments for the Fund. The mix of the Fund's investments at any time will depend on our judgments regarding the degree to which we believe specific securities are undervalued (that is, with the highest projected total return/yield potential) and is subject to change. Under normal circumstances, the Fund invests at least 65% of its net assets in equity securities and may invest its remaining assets in equity or fixed income securities. The Fund invests under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and fixed income securities issued by companies organized in or maintaining their principal place of business in the United States, or whose securities are traded primarily in the United States. The Fund will provide shareholders with at least 60 days notice of any change in this policy. The Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.

     In the case of equity securities, we focus on companies that we believe have the potential for significant market appreciation due to growing recognition of improvement

[SIDENOTE]

--------------------------------------------------------------------------------
WE OR THE FUND OR AMERICA'S VALUE FUND refers to Lord Abbett America's Value Fund, a portfolio or series of Lord Abbett Research Fund, Inc. (the "Company").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

                                                            AMERICA'S VALUE FUND

     in their financial results or increasing anticipation of such improvement. We look for such factors as:

     - changes in economic and financial environments

     - new or improved products or services

     - new or rapidly expanding markets

     - changes in management or structure of the company

     - price increases for the company's products or services

     - improved efficiencies resulting from new technologies or changes in distribution

     - changes in government regulations, political or competitive conditions

     The equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

     The Fund may invest in various types of fixed income securities, including investment grade debt securities, mortgage-related or other asset-backed securities, high-yield debt securities (sometimes called "lower-rated bonds" or "junk bonds"), U.S. Government securities, and cash equivalents. In selecting investments for the Fund we seek unusual values, using fundamental, bottom-up research to identify undervalued securities that we believe will produce a high total return. It is expected that a significant portion of the Fund's assets (as much as 30%) may be invested in high-yield debt securities. We attempt to reduce the risks associated with these securities through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions. Although the Fund may purchase securities with maturities of up to 30 years, during normal market conditions its average portfolio maturity is expected to be between 5 and 12 years.

                                                            AMERICA'S VALUE FUND

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with investing in equity and fixed income securities.

     The value of the Fund's equity security holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies involved. With its emphasis on VALUE STOCKS, the Fund may perform differently than the market as a whole and other types of stocks, such as growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. The Fund may invest a significant portion of its assets in mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies. Because the Fund is not limited to investing in equity securities, the Fund may have smaller gains in a rising stock market than a fund investing solely in equity securities. In addition, if the Fund's assessment of a company's value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     The value of the Fund's fixed income holdings and, consequently, the value of an investment in the Fund will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline. Longer-term fixed income securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price. High yield securities or junk bonds are usually more credit sensitive than interest rate sensitive. In times of economic

[SIDENOTE]

VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

                                                            AMERICA'S VALUE FUND

     uncertainty, these securities may decline in price, even when interest rates are falling.

     There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.

     The mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. The prepayment rate also will affect the price and volatility of a mortgage-related security.

     Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                       -------------------------
                                 AMERICA'S VALUE FUND  Symbol: Class Y - LAMYX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES
--------------------------------------------------------------------------------

2002                                   -7.4%
2003                                  +22.3%
2004                                  +17.2%

BEST QUARTER 4th Q '03     +12.7%
WORST QUARTER 3rd Q '02    -13.1%

================================================================================

                                                            AMERICA'S VALUE FUND

     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index.

     The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004
--------------------------------------------------------------------------------


                                                            LIFE OF
SHARE CLASS                                      1 YEAR     FUND(1)
Class Y Shares
 Return Before Taxes                             17.81%      9.85%
--------------------------------------------------------------------------------
 Return After Taxes on Distributions             16.00%      8.98%
--------------------------------------------------------------------------------
 Return After Taxes on Distributions
  and Sales of Fund Shares                       11.21%      7.97%
--------------------------------------------------------------------------------
S&P 500 Index(2) (reflects no deduction
 for fees, expenses, or taxes)                   10.87%      3.58%(3)
--------------------------------------------------------------------------------


(1)  The SEC declared the Fund effective on 12/27/01 for Class Y shares.

(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.


(3) Represents total return for the period 12/31/01-12/31/04, to correspond with the Class Y shares period shown.

                                                            AMERICA'S VALUE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                          CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)

Maximum Sales Charge on Purchases
 (as a % of offering price)                                                none
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                              none
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)

Management Fees (See "Management")                                         0.75%
--------------------------------------------------------------------------------
Other Expenses                                                             0.24%
--------------------------------------------------------------------------------
Total Operating Expenses                                                   0.99%
--------------------------------------------------------------------------------


================================================================================

EXAMPLE

--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


SHARE CLASS                 1 YEAR        3 YEARS        5 YEARS       10 YEARS
Class Y Shares               $ 101         $ 315          $ 547         $ 1,213
-------------------------------------------------------------------------------


[SIDENOTE]

MANAGEMENT FEES ARE payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                       GROWTH OPPORTUNITIES FUND

GOAL

     The Fund's investment objective is capital appreciation.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund normally invests at least 65% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap Index, a widely used benchmark for mid-cap stock performance. As of January 31, 2005, the market capitalization range of the Russell Midcap Index was approximately $606 million to $31 billion. This market capitalization range will vary in response to changes in the market. Equity securities may include common stocks, preferred stocks, convertible securities, warrants and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.


     In selecting investments, the Fund follows a growth style of investing, which means that we favor companies that show the potential for strong revenue and earnings growth. The Fund looks for mid-sized companies using:

     - QUANTITATIVE RESEARCH to identify companies with superior growth possibilities

     - FUNDAMENTAL RESEARCH to identify companies likely to produce superior returns over a two to five year period, by analyzing the dynamics in each company within its industry and within the economy

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with GROWTH STOCKS. This means the value of your investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests.

[SIDENOTE]

WE OR THE FUND OR GROWTH OPPORTUNITIES FUND refers to the Lord Abbett Growth Opportunities Fund, a portfolio or series of the Company.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.


GROWTH STOCKS exhibit faster than average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.

                                                       GROWTH OPPORTUNITIES FUND

     The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth companies may grow faster than other companies which may result in more volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investments in mid-sized company stocks generally involve greater risks than investments in large-company stocks. Mid-sized companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Mid-sized stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. In addition, there may be less liquidity in mid-sized company stocks, subjecting them to greater price fluctuations than larger company stocks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.

                                                       -------------------------
                            GROWTH OPPORTUNITIES FUND  Symbol: Class Y - LMGYX

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES
--------------------------------------------------------------------------------

1999              +58.6%
2000               -3.6%
2001              -12.3%
2002              -25.1%
2003              +34.2%
2004              +12.0%

BEST QUARTER 4th Q '99      +46.4%
WORST QUARTER 3rd Q '01     -20.7%

================================================================================

                                                       GROWTH OPPORTUNITIES FUND

     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index and a more narrowly based securities market index.

     The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004
--------------------------------------------------------------------------------


                                                                  LIFE OF
SHARE CLASS                             1 YEAR       5 YEARS      FUND(1)
Class Y Shares
 Return Before Taxes                     12.03%       -0.97%       12.33%
--------------------------------------------------------------------------------
 Return After Taxes on Distributions     12.03%       -0.97%       12.24%
--------------------------------------------------------------------------------
 Return After Taxes on Distributions
  and Sale of Fund Shares                 7.82%       -0.82%       10.83%
--------------------------------------------------------------------------------
Russell Midcap(R) Growth Index(2)        15.48%       -3.36%        6.83%(3)
 (reflects no deduction for fees,
 expenses or taxes)
--------------------------------------------------------------------------------
S&P MidCap 400/Barra Growth Index(2)     14.00%        3.92%       11.99%(3)
 (reflects no deduction for fees,
 expenses or taxes)
--------------------------------------------------------------------------------


(1)  The date of inception for Class Y shares is 10/15/98.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.


(3) Represents total return for the period 10/31/98-12/31/04, to correspond with the Class Y period shown.

                                                       GROWTH OPPORTUNITIES FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                            CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)

Maximum Sales Charge on Purchases
 (as a % of offering price)                                   none
-------------------------------------------------------------------------
Maximum Deferred Sales Charge                                 none
-------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)

Management Fees (See "Management")(1)                         0.80%
-------------------------------------------------------------------------
Other Expenses                                                0.49%
-------------------------------------------------------------------------
Total Operating Expenses                                      1.29%
-------------------------------------------------------------------------
Expense Reimbursement(2)                                      0.09%
-------------------------------------------------------------------------
Net Expenses(2)                                               1.20%
-------------------------------------------------------------------------


(1) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.


(2) For the year ending November 30, 2005, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an annual aggregate rate of 1.20% of average daily net assets.


================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS                   1 YEAR      3 YEARS      5 YEARS      10 YEARS
Class Y Shares                 $ 122       $ 400        $ 699        $ 1,549
--------------------------------------------------------------------------------


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                             LARGE-CAP CORE FUND

GOAL

     The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of LARGE, SEASONED, U.S. and MULTINATIONAL COMPANIES with market capitalizations that fall within the market capitalization range of companies in the Russell 1000 Index, a widely used benchmark for large-cap stock performance. As of January 31, 2005, the market capitalization range of the Russell 1000 Index was $471 million to $382 billion. This range varies daily. The Fund will provide shareholders with at least 60 days notice of any change in this policy. Equity securities in which the Fund may invest include common stocks (including income-producing stocks), convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familar type of equity security, represent an ownership interest in a company.


     The Fund invests in the full spectrum of large companies including those with VALUE or GROWTH characteristics. In selecting investments, the Fund uses a BOTTOM-UP INVESTMENT RESEARCH approach that combines both value and growth investment styles. The Fund attempts to identify individual stocks that are attractively priced and present strong long-term investment opportunities based on fundamental research and company characteristics. The Fund focuses on securities that are selling at reasonable prices in relation to our assessment of their potential value, and on securities that we believe have expected earnings growth potential and consistency that may not be recognized by the market at large.

     We generally sell a stock when we think it no longer offers significant capital appreciation potential due to an elevated valuation or has reached our valuation target, its

[SIDENOTE]

WE OR THE FUND OR LARGE-CAP CORE FUND refers to the Lord Abbett Large-Cap Core Fund (formerly known as Large-Cap Series), a portfolio or series of Lord Abbett Research Fund, Inc. (the "Company").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goals; although, as with all mutual funds, it cannot guarantee results.

LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than smaller companies.

SEASONED COMPANIES are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.

MULTINATIONAL COMPANIES are those companies that conduct their business operations and activities in more than one country.

A BOTTOM-UP INVESTMENT RESEARCH approach is based on in-depth analysis of a company's financial statements, business strategy, management competence and overall industry trends, among other factors. Companies might be identified from investment research analysis or personal knowledge of their products and services.

VALUE STOCKS are stocks of companies that appear under-priced according to certain financial measurements of their intrinsic worth or business prospects.

GROWTH STOCKS generally exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.

                                                             LARGE-CAP CORE FUND

     fundamentals are falling short of our expectations, or it seems less likely to benefit from the current market and economic environment.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and growth stocks. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. Large value and growth stocks may perform differently than the market as a whole and differently than each other or other types of stocks, such as small-company stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. Growth stocks may be more volatile than other stocks. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Due to its investments in multinational companies, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

                                                       -------------------------

                                  LARGE-CAP CORE FUND  Symbol: Class Y - LARYX


PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart and table below show performance of the Fund during periods when the Fund followed predominantly a large-cap value investment approach. Recently, the Fund adopted an investment approach that combines both value and growth investment styles. This may affect the Fund's performance in the future.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES
--------------------------------------------------------------------------------

2000                    +16.0%
2001                     -9.9%
2002                    -19.2%
2003                    +31.6%
2004                    +12.3%

BEST QUARTER 2nd Q '03      +18.7%
WORST QUARTER 3rd Q '02     -19.2%

================================================================================

                                                             LARGE-CAP CORE FUND

     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of two broad-based securities market indices and a more narrowly based index. In light of the change in its investment approach, the Fund believes that the Russell 1000(R) Index is a more appropriate measure of investing in large-cap securities, not just large-cap value securities and therefore intends to remove S&P 500/Barra Value Index.

     The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004
--------------------------------------------------------------------------------


                                                                      LIFE OF
SHARE CLASS                                    1 YEAR   5 YEARS       FUND(1)
Class Y Shares
 Return Before Taxes                            12.31%    4.53%       4.83%
--------------------------------------------------------------------------------
 Return After Taxes on Distributions            11.46%    4.12%       4.04%
--------------------------------------------------------------------------------
 Return After Taxes on Distributions
  and Sale of Fund Shares                        8.63%    3.74%       3.74%
--------------------------------------------------------------------------------
S&P 500 Index(2)                                10.87%   -2.30%      -0.21%(3)
 (reflects no deduction for fees,
 expenses or taxes)
--------------------------------------------------------------------------------
Russell 1000(R) Index                           11.40%   -1.76%       0.35%(3)
 (reflects no deduction for fees,
 expenses or taxes)
--------------------------------------------------------------------------------
S&P 500/Barra Value Index(2)                    15.71%    2.48%       2.35%(3)
 (reflects no deduction for fees,
 expenses or taxes)
--------------------------------------------------------------------------------


(1)  The date of inception for Class Y shares is 5/4/99.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.


(3) Represents total return for the period 4/30/99-12/31/04, to correspond with Class Y period shown.

                                                             LARGE-CAP CORE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
FEE TABLE
--------------------------------------------------------------------------------


                                                                  CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)

Maximum Sales Charge on Purchases
 (as a % of offering price)                                         none
---------------------------------------------------------------------------
Maximum Deferred Sales Charge                                       none
---------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)(1)

Management Fees (See "Management")                                  0.70%
---------------------------------------------------------------------------
Other Expenses                                                      0.31%
---------------------------------------------------------------------------
Total Operating Expenses                                            1.01%
---------------------------------------------------------------------------
Expense Reimbursement(2)                                            0.06%
---------------------------------------------------------------------------
Net Expenses(2)                                                     0.95%
---------------------------------------------------------------------------


(1) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.


(2) For the year ending November 30, 2005, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Class' Net Expenses do not exceed an annual aggregate rate of 0.95% of average daily net assets.


================================================================================
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS                 1 YEAR        3 YEARS        5 YEARS       10 YEARS
Class Y Shares               $ 97          $ 316          $ 552         $ 1,231
--------------------------------------------------------------------------------


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.


OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

                                                            SMALL-CAP VALUE FUND

GOAL

     The Fund's investment objective is long-term capital appreciation.

PRINCIPAL STRATEGY


     To pursue this goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000 Index, a widely used benchmark for small cap stock performance. As of January 31, 2005, the market capitalization range of the Russell 2000 Index was $198 million to $6.32 billion. This range varies daily. The Fund will provide shareholders with at least 60 days notice of any change in this policy. Equity securities in which the Fund may invest include common stocks, convertible bonds, convertible preferred stocks, warrants and similar instruments. Common stocks, the most familar type of equity security, represent an ownership interest in a company.


     In selecting investments, the Fund attempts to invest in the securities of smaller, less well-known companies selling at reasonable prices in relation to our assessment of their potential value. The Fund chooses stocks using:

     - QUANTITATIVE RESEARCH to identify stocks we believe represent the best bargains. As part of this process, we may look at the price of a company's stock in relation to the company's book value, its sales, the value of its assets, its earnings and cash flow.

     - FUNDAMENTAL RESEARCH to evaluate a company's operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations.

     We generally sell a stock when we think it is no longer a bargain, seems less likely to benefit from the current

[SIDENOTE]

WE OR THE FUND OR SMALL-CAP VALUE FUND refers to the Small-Cap Value Series, a portfolio or series of the Company.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goals; although, as with all mutual funds, it cannot guarantee results.

SMALL COMPANY STOCKS are stocks of small companies which often are new and less established, with a tendency to be faster-growing but more volatile than large-company stocks.

VALUE STOCKS are stocks of companies we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.

                                                            SMALL-CAP VALUE FUND

     market and economic environment, shows deteriorating fundamentals, or falls short of our expectations.

     This Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with VALUE STOCKS. This means the value of your investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests.

     The Fund has particular risks associated with value stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. In addition, there may be less liquidity in the prices of SMALL COMPANY STOCKS, subjecting them to greater price fluctuations than larger company stocks. Investing in small companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

                                                      --------------------------
                                SMALL-CAP VALUE FUND  Symbol: Class Y - LRSYX

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money in the Fund.

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

================================================================================
BAR CHART (PER CALENDAR YEAR) -- CLASS Y SHARES
--------------------------------------------------------------------------------

1998                 -7.2%
1999                 +8.6%
2000                +33.9%
2001                 +8.3%
2002                -10.8%
2003                +45.5%
2004                +22.9%

BEST QUARTER 2nd Q '99      +23.1%
WORST QUARTER 3rd Q '98     -24.1%

================================================================================

                                                            SMALL-CAP VALUE FUND

     The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index and a more narrowly based securities market index.

     The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2004
--------------------------------------------------------------------------------


                                                                   LIFE OF
SHARE CLASS                                  1 YEAR   5 YEARS      FUND(1)
Class Y Shares
 Return Before Taxes                          22.90%   18.28%      12.98%
------------------------------------------------------------------------------
 Return After Taxes on Distributions          21.13%   16.98%      12.09%
------------------------------------------------------------------------------
 Return After Taxes on Distributions
  and Sale of Fund Shares                     16.79%   15.67%      11.18%
------------------------------------------------------------------------------
Russell 2000(R) Index(2)                      18.33%    6.61%       7.20%(3)
(reflects no deduction for fees,
expenses or taxes)
------------------------------------------------------------------------------
Russell 2000(R) Value Index(2)                22.25%   17.23%      10.73%(3)
 (reflects no deduction for fees,
 expenses or taxes)
------------------------------------------------------------------------------


(1)  The date of inception for Class Y shares is 12/30/97.

(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.


(3) Represents total return for the period 12/31/97-12/31/04, to correspond with Class Y period shown.

                                                            SMALL-CAP VALUE FUND

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
 FEE TABLE
--------------------------------------------------------------------------------


                                                                   CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)

Maximum Sales Charge on Purchases
 (as a % of offering price)                                         none
---------------------------------------------------------------------------
Maximum Deferred Sales Charge                                       none
---------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(Expenses deducted from Fund assets) (as a % of average net assets)

Management Fees (See "Management")                                  0.75%
---------------------------------------------------------------------------
Other Expenses                                                      0.22%
---------------------------------------------------------------------------
Total Operating Expenses                                            0.97%
---------------------------------------------------------------------------


================================================================================

EXAMPLE

--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


SHARE CLASS                 1 YEAR        3 YEARS        5 YEARS       10 YEARS
Class Y Shares               $ 99          $ 309          $ 536         $ 1,190
--------------------------------------------------------------------------------


[SIDENOTE]

MANAGEMENT FEES are payable to Lord Abbett for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

ADDITIONAL INVESTMENT INFORMATION

     This section describes some of the investment techniques used by each Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, a Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

     CONVERTIBLE SECURITIES. Each Fund may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

     DEPOSITARY RECEIPTS. The Funds may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.

     FOREIGN SECURITIES. America's Value Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States. Growth Opportunities Fund, Large-Cap Research Fund, and Small-Cap Value Fund may invest up to 10% of their net assets in foreign securities that are primarily traded outside the United States. This limitation does not include ADRs. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

     LISTED OPTIONS ON SECURITIES. The Funds may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Funds may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Funds may write covered call options with respect to securities in their portfolios in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Funds is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. Each Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its total assets at the time an option is written.

     RISKS OF OPTIONS. Fund transactions in options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Funds' assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The mortgage- and asset-backed securities in which the America's Value Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

     TEMPORARY DEFENSIVE INVESTMENTS. At times each Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.


     INFORMATION ON PORTFOLIO HOLDINGS. The Funds' Annual and Semi-Annual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. The Funds also file their complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of their first and third fiscal quarters.


     In addition, on or about the first day of the second month following each calendar quarter-end, the Funds make publicly available a complete schedule of their portfolio holdings as of the last day of each such quarter. The Funds also may make publicly available Fund portfolio commentaries or fact sheets containing a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, among other things, and/or portfolio attribution information within thirty days following the end of each calendar quarter for which such information is made available. This information will remain available until the schedule, commentary, fact sheet or performance attribution information for the next quarter is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com or request a copy at no charge by calling Lord Abbett at 800-821-5129.

     For more information on the Funds' policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies - Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

MANAGEMENT


     BOARD OF DIRECTORS. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds' portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.

     INVESTMENT ADVISER. The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $92 billion in 50 mutual funds and other advisory accounts as of January 31, 2005.

     Lord Abbett is entitled to an annual management fee based on each Fund's average daily net assets. Each fee is calculated daily and payable monthly. For the America's Value Fund and Small-Cap Value Fund, the fee is calculated daily and payable monthly at the rate of .75 of 1% of each Fund's average daily net assets. For the fiscal year ended November 30, 2004, the fee paid to Lord Abbett was at a rate of .75 of 1% for America's Value Fund and Small-Cap Value Fund.


     For the Growth Opportunities Fund the fee is calculated daily and payable monthly as follows:

     .80 of 1% of the first $1 billion of average daily net assets.

     .75 of 1% of the next $1 billion, and

     .70 of 1% of the next $1 billion, and

     .65 of 1% of assets over $3 billion.


     Effective April 1, 2004, Lord Abbett reduced its contractual management fee for the Growth Opportunities Fund from .90 of 1% to the fee schedule shown above. For the fiscal year ended November 30, 2004, the fee paid to Lord Abbett was at a rate of .83 of 1% of the Fund's average daily net assets.


     For the Large-Cap Core Fund, the fee is calculated daily and payable monthly as follows:

     .70 of 1% of the first $1 billion of average daily net assets,

     .65 of 1% of the next billion, and

     .60 of 1% of assets over $2 billion.


     Effective October 1, 2004, the contractual management fee for the Large-Cap Core Fund was reduced from .75 of 1% to the fee schedule shown above. For the fiscal year ended November 30, 2004, the fee paid to Lord Abbett was at a rate of .74 of 1% of the Fund's average daily net assets.


     In addition, Lord Abbett provides certain administrative services to each Fund for a fee at the annual rate of .04 of 1% of each Fund's average daily net assets. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

     INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments.


     AMERICA'S VALUE FUND. The investment management team is headed by Edward von der Linde and Christopher J. Towle who are primarily and jointly responsible for the day-to-day management of the Fund. Mr. von der Linde, Partner and Investment Manager joined Lord Abbett in 1988 and has been in the investment business since 1985. Mr. Towle, Partner and Investment Manager, joined Lord Abbett in 1987. Mr. Towle is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

     GROWTH OPPORTUNITIES FUND. The investment management team is headed by Kevin P. Ferguson who is primarily responsible for the day-to-day management of the Fund. Mr. Ferguson, Partner and Mid Cap Growth Investment Manager, joined Lord Abbett in 1999. Before joining Lord Abbett, Mr. Ferguson was a Portfolio Manager/Senior Vice President at Lynch & Mayer, Inc.

     LARGE-CAP CORE FUND. The senior members of the team primarily and jointly responsible for the day-to-day management of the Fund are Robert G. Morris, and Paul J. Volovich. Mr. Morris, Partner and Director of Equity Investments, joined Lord Abbett in 1991. Mr. Morris has been in the investment business since 1971 and is a holder of a Chartered Financial Analyst designation. Mr. Volovich, Director of Large Cap Core Equity, joined Lord Abbett in 1997. Mr. Volovich has been in the investment business since 1995 and is a holder of a Chartered Financial Analyst designation.

     SMALL-CAP VALUE FUND. Robert P. Fetch, Partner and Small-Cap Value Senior Investment Manager, heads the Fund's team and is primarily responsible for the day-to-day management of the Fund. Mr. Fetch joined Lord Abbett in 1995, is a holder of a Charter Financial Analyst designation, and has been in the investment business since 1983.

                                 YOUR INVESTMENT

PURCHASES

     CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information see below. No sales charges apply.


     We reserve the right to modify, restrict or reject or cancel any purchase order or exchange request if a Fund or LORD ABBETT DISTRIBUTOR LLC (the "Distributor") determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.


     PRICING OF SHARES. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

     In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices

[SIDENOTE]


THE SMALL-CAP VALUE FUND (CLASS Y) IS NOT AVAILABLE FOR PURCHASE BY NEW INVESTORS OTHER THAN THROUGH RETIREMENT AND BENEFIT PLANS AND FINANCIAL INTERMEDIARIES, AS DESCRIBED ON THE FOLLOWING PAGES, THAT PROVIDE RECORDKEEPING OR ADVISORY SERVICES AND HAVE ENTERED INTO SPECIAL ARRANGEMENTS WITH THE FUND OR LORD ABBETT DISTRIBUTOR LLC. RETIREMENT AND BENEFIT PLANS CURRENTLY OFFERING SHARES OF THE FUND AS AN INVESTMENT OPTION MAY OPEN NEW PARTICIPANT ACCOUNTS. OTHER SUCH PLANS THAT ARE CONSIDERING THE FUND AS AN INVESTMENT OPTION SHOULD CONTACT THE DISTRIBUTOR OF THE FUND, LORD ABBETT DISTRIBUTOR, FOR APPROVAL. INVESTORS SHOULD NOTE, HOWEVER, THAT THE FUND RESERVES THE RIGHT TO REFUSE ANY ORDER THAT MIGHT DISRUPT THE EFFICIENT MANAGEMENT OF THE FUND.


LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

     reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.


     Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Funds' Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient calling into question the reliability of the quoted price or the security is relatively illiquid. Each Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. A Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.


     Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.


     EXCESSIVE TRADING AND MARKET TIMING. The Funds are designed for long-term investors and are not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices may disrupt management of the Funds, raise their expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Funds difficulty in implementing long-term investment strategies because they cannot anticipate the amount of cash they will have to invest. A Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact a Fund's performance.

     To the extent a Fund invests in foreign securities, the Fund may be particularly susceptible to excessive trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, to occur in the interim potentially affecting the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent a Fund invests in securities that are thinly traded or relatively illiquid the Fund may be particularly susceptible to excessive trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in short-term trading to take advantage of these pricing differences (known as "price arbitrage"). The Funds have adopted fair value procedures designed to adjust closing market prices of these types of securities to reflect what is believed to be their fair value at the time the Funds calculate their NAV per share. While there is no assurance, the Funds expect that the use of fair value pricing will reduce a shareholder's ability to engage in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders. For more information about these procedures, see "Your Investment - Purchases - Pricing of Shares" above.

     The Funds' Board has adopted additional policies and procedures that are designed to prevent or stop excessive short-term trading and market timing ("frequent trading"). We also have longstanding procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and FINANCIAL INTERMEDIARIES that place orders on behalf of their clients. The Funds may modify their frequent trading policy and monitoring procedures, which are described below, from time to time without notice as and when deemed appropriate to enhance protection of the Funds and their shareholders.

     FREQUENT TRADING POLICY. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.) will be prohibited from investing in that Fund for 30 calendar days after the redemption. The policy applies to all redemptions and investments that are part of an exchange transaction or transfer of assets, but does not apply to certain other transactions described below. The frequent trading policy will not apply to redemptions by shareholders whose shares are held in an account maintained by a Financial Intermediary in an omnibus environment unless and until such time that the Financial Intermediary has the ability to implement the policy or substantially similar protective measures. The Distributor will encourage Financial Intermediaries to adopt such procedures. Certain types of investments will not be blocked and certain types of redemptions will not trigger a subsequent purchase block, including: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Funds' Invest-A-Matic and Systematic Withdrawal Plans); (2) RETIREMENT AND BENEFIT PLAN contributions, loans and distributions; and (3) purchase transactions involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that


[SIDENOTE]


FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.


RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:

- Traditional, Rollover, Roth and Education IRAs

- Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

- Defined Contribution Plans
     the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

     MONITORING PROCEDURES. There are procedures in place to monitor the purchase, sale and exchange/transfer activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients. The procedures currently are designed to enable us to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than as described above, Lord Abbett has not adopted a particular rule-set for identifying such excessive short-term trading activity, such as a specific number of transactions in Fund shares within a specified time period. However, as a general matter, Lord Abbett will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity.

     If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, excessive trading or activity indicative of market timing, and the account is not maintained by a Financial Intermediary in an omnibus environment or by a RETIREMENT AND BENEFIT PLAN recordkeeper or other agent, we will generally notify the investor to cease all such activity in the account. If the investor fails to do so, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a contingent deferred sales charge ("CDSC") or result in tax consequences. As stated above, although we generally notify the investor to cease all activity indicative of market timing prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block without prior notification.

     While we attempt to apply the efforts described above uniformly in all cases to detect excessive trading and market timing practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. In addition, although the Distributor encourages Financial Intermediaries to adhere to our policies and procedures when placing orders for their clients through omnibus accounts maintained with the Funds and encourages recordkeepers and other agents for Retirement and Benefit Plans to adhere to such policies and procedures when placing orders on behalf of their plan participants, there can be no assurance that such entities will do so. Moreover, the Distributor's ability to monitor these trades and/or implement the procedures may be severely limited. These circumstances may result in policies and procedures in place at certain Financial Intermediaries and Retirement and Benefit Plans that are less effective at detecting and preventing excessive trading than the policies and procedures adopted by the Distributor and other such entities.

     Omnibus account arrangements are a commonly used means for broker-dealers and other Financial Intermediaries, such as Retirement and Benefit Plan recordkeepers, to hold Fund shares on behalf of investors. A substantial portion of a Fund's shares may be held through omnibus accounts and/or held by Retirement and Benefit Plans. When shares are held in this manner, (1) the Distributor may not have any or complete access to the underlying investor or plan participant account information, and/or (2) the Financial Intermediaries or Retirement and Benefit Plan recordkeepers may be unable to implement or support our procedures. In such cases, the Financial Intermediaries or recordkeepers may be able to implement procedures or supply the Distributor with information that differs from that normally used by the Distributor. In such instances, the Distributor will seek to monitor purchase and redemption activity through the overall omnibus account(s) or Retirement and Benefit Plan account(s). If we identify activity that may be indicative of excessive short-term trading activity, we will notify the Financial Intermediary, recordkeeper or Retirement and Benefit Plan and request it to provide or review on individual account transactions so that we or the Financial Intermediary, recordkeeper or Retirement and Benefit Plan may determine if any investors are engaged in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, we will request that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If we determine that the Financial Intermediary, recordkeeper or Retirement and Benefit Plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, we may consider whether to terminate the relationship.


     WHO MAY INVEST? Class Y shares are currently available in connection with:

     (1) purchases by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor LLC specifically for such purchases;
     (2) purchases by the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; or (3) purchases by institutional investors, such as retirement plans ("Plans"), companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million, that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment dealer or send the money to the Fund (P.O. Box 219366, Kansas City, Missouri 64121). The minimum initial investment is $1 million, except for (1) certain purchases through Financial Intermediaries that charge a fee for services that include investment advisory or management services, and (2) purchases by Plans meeting the eligibility requirements described in the preceding paragraph, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.


     IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including each Fund, to obtain, verify, and record information that identifies each person or entity that opens an account. What this means for you - when you open an account, we will require your name, address, date and place of organization or date of birth, Taxpayer Identification Number or Social Security Number, and we may ask for other information that will allow us to identify you. We also will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information.

     You also should know that we will verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, each Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.


     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by a Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     BUYING SHARES BY WIRE. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.

REDEMPTIONS

     Redemptions of each Funds' shares are executed at the NAV next determined after a Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide a Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129.

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Funds at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number, and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of an estate -

/s/ Robert A. Doe
Executor of the Estate of
John W. Doe

[Date]

[SEAL]

- In the case of a corporation -
  ABC Corporation

/s/  Mary B. Doe

By Mary B. Doe, President
[Date]

[SEAL]

     - a redemption check payable to a bank other than the bank we have on file, or

     - a redemption for $50,000 or more.

     BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trading Dept. (minimum wire:
     $1,000). Your wire redemption request must be received by a Fund before the close of the NYSE for money to be wired on the next business day.

     REDEMPTIONS IN KIND. Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES


     Each Fund expects to pay you dividends from its net investment income as follows: quarterly for America's Value Fund, annually for Growth Opportunities Fund and Small-Cap Value Fund, and semi-annually for Large-Cap Core Fund. Each Fund expects to distribute any net capital gains annually as "capital gains distributions." Distributions will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash.

     A Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that a Fund receives and distributes to you may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

     We offer the following shareholder services:

     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any ELIGIBLE FUND among the Lord Abbett-sponsored funds.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219366, Kansas City, MO 64121.

[SIDENOTE]

EXCHANGE LIMITATIONS. As described under "Your Investment -- Purchases," we reserve the right to modify, reject or restrict any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.


     REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. In addition to the various sales commissions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

     Lord Abbett or Lord Abbett Distributor make payments to Dealers in their sole discretion, at their own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

     - marketing and/or distribution support for Dealers;

     - the Dealers' and their investment professionals' shareholder servicing efforts;

     - training and education activities for the Dealers, their investment professionals and/or their clients or potential clients; and/or

     - the purchase of products or services from the Dealers, such as software tools or data for investment analysis purposes.

     Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forego the portion of any front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

     Lord Abbett or Lord Abbett Distributor, in their sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. The factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

     Neither Lord Abbett nor Lord Abbett Distributor make payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

     The Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

     In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required;
     (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

                                                            AMERICA'S VALUE FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                               CLASS Y SHARES
                                                               -----------------------------------------------
                                                                      YEAR ENDED 11/30           12/19/2001(a)
                                                               ------------------------------         TO
PER SHARE OPERATING PERFORMANCE                                     2004             2003         11/30/2002
NET ASSET VALUE, BEGINNING OF PERIOD                           $       10.33    $        9.47    $       10.00
 Unrealized appreciation on investments                                                                    .01
 Net asset value on SEC Effective Date                                                           $       10.01
INVESTMENT OPERATIONS:
 Net investment income(b)                                                .45              .34              .32
 Net realized and unrealized gain (loss)                                1.66              .80             (.80)
TOTAL FROM INVESTMENT OPERATIONS                                        2.11             1.14             (.48)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                  (.26)            (.28)            (.06)
NET ASSET VALUE, END OF PERIOD                                 $       12.18    $       10.33    $        9.47
TOTAL RETURN(c)                                                                                            .10%(d)(e)
TOTAL RETURN(c)                                                        20.72%           12.47%           (4.83)%(d)(f)
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including waiver and expense reductions                      1.09%             .99%+            .93%(d)
 Expenses, excluding waiver and expense reductions                      1.09%            1.10%+           1.89%(d)
 Net investment income                                                  3.74%            3.60%+           3.35%(d)


================================================================================


                                                                      YEAR ENDED 11/30           12/19/2001(a)
                                                               ------------------------------         TO
SUPPLEMENTAL DATA:                                                  2004             2003         11/30/2002
NET ASSETS, END OF PERIOD (000)                                $         640    $           1    $           1
PORTFOLIO TURNOVER RATE                                                21.81%           28.71%           33.71%



+    The ratios have been determined on a Fund basis.
(a) Commencement of investment operations; SEC effective date and date shares first became available to the public is 12/27/2001.
(b)  Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d)  Not annualized.
(e)  Total return for the period 12/19/2001 through 12/26/2001.
(f)  Total return for the period 12/27/2001 through 11/30/2002.

                                                       GROWTH OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                                 CLASS Y SHARES
                                                     -----------------------------------------------------------------------
                                                                                YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE                         2004           2003           2002           2001           2000
NET ASSET VALUE, BEGINNING OF YEAR                   $    18.09     $    14.56     $    17.60     $    19.26     $    18.94
INVESTMENT OPERATIONS:
 Net investment loss(a)                                    (.15)          (.20)          (.19)          (.23)          (.14)
 Net realized and unrealized gain (loss)                   1.58           3.73          (2.85)         (1.43)           .69
TOTAL FROM INVESTMENT OPERATIONS                           1.43           3.53          (3.04)         (1.66)           .55
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                       --             --             --             --           (.04)
 Net realized gain                                           --             --             --             --           (.19)
TOTAL DISTRIBUTIONS                                          --             --             --             --           (.23)
NET ASSET VALUE, END OF YEAR                         $    19.52     $    18.09     $    14.56     $    17.60     $    19.26
TOTAL RETURN(b)                                            7.90%         24.24%        (17.27)%        (8.62)%         2.89%
RATIOS TO AVERAGE NET ASSETS:
 Expenses, including expense reductions                    1.37%          1.44%+         1.43%          1.35%          1.11%
 Expenses, excluding expense reductions                    1.37%          1.44%+         1.43%          1.35%          1.23%
 Net investment loss                                       (.80)%        (1.12)%+       (1.10)%        (1.10)%         (.66)%


================================================================================


                                                                                YEAR ENDED 11/30
                                                     ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2004           2003           2002           2001           2000
NET ASSETS, END OF YEAR (000)                        $    6,312     $        2     $        2     $        2     $        2
PORTFOLIO TURNOVER RATE                                   90.23%         78.58%         97.63%        101.15%        112.57%



+    The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

                                                             LARGE-CAP CORE FUND

                                            (FORMERLY KNOWN AS LARGE-CAP SERIES)


FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                                 CLASS Y SHARES
                                                     ----------------------------------------------------------------------
                                                                                YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE                         2004           2003           2002           2001           2000
NET ASSET VALUE, BEGINNING OF YEAR                   $    24.93     $    21.23     $    24.61     $    26.74     $    25.30
INVESTMENT OPERATIONS:
 Net investment income(a)                                   .93            .16            .13            .08            .22
 Net realized and unrealized gain (loss)                   2.77           3.54          (3.36)         (1.12)          2.64
TOTAL FROM INVESTMENT OPERATIONS                           3.70           3.70          (3.23)         (1.04)          2.86
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                     (.13)            --             --           (.18)          (.11)
 Net realized gain                                           --             --           (.15)          (.91)         (1.31)
TOTAL DISTRIBUTIONS                                        (.13)            --           (.15)         (1.09)         (1.42)
NET ASSET VALUE, END OF YEAR                         $    28.50     $    24.93     $    21.23     $    24.61     $    26.74
TOTAL RETURN(b)                                           14.89%         17.43%        (13.19)%        (4.14)%        11.82%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including waiver and
  expense reductions                                        .93%          1.10%          1.06%          1.07%          1.15%
 Expenses, excluding waiver and
  expense reductions                                       1.07%          1.10%          1.06%          1.07%          1.15%
 Net investment income                                     3.35%           .72%           .55%           .32%           .85%


================================================================================


                                                                                YEAR ENDED 11/30
                                                     ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2004           2003           2002           2001           2000
NET ASSETS, END OF YEAR (000)                        $   12,991     $       75     $       54     $        1     $        1
PORTFOLIO TURNOVER RATE                                   47.14%         34.98%         74.76%         81.79%         74.72%



(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Amount is less than $.01.

                                                            SMALL-CAP VALUE FUND

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2004 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.


================================================================================


                                                                                 CLASS Y SHARES
                                                     ----------------------------------------------------------------------
                                                                                YEAR ENDED 11/30
PER SHARE OPERATING PERFORMANCE                         2004           2003           2002           2001           2000
NET ASSET VALUE, BEGINNING OF YEAR                   $    26.23     $    20.64     $    22.30     $    19.77     $    15.71
INVESTMENT OPERATIONS:
 Net investment loss(a)                                     .10           (.02)           .01           (.05)          (.12)
 Net realized and unrealized gain (loss)                   5.67           6.95           (.49)          3.07           4.18
TOTAL FROM INVESTMENT OPERATIONS                           5.77           6.93           (.48)          3.02           4.06
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gain                                        (1.64)         (1.34)         (1.18)          (.49)            --
NET ASSET VALUE, END OF YEAR                         $    30.36     $    26.23     $    20.64     $    22.30     $    19.77
TOTAL RETURN(b)                                           23.40%         36.10%         (2.31)%        15.56%         25.84%
RATIOS TO AVERAGE NET ASSETS
 Expenses, including expense reductions                    1.00%          1.07%          1.04%          1.05%          1.23%
 Expenses, excluding expense reductions                    1.00%          1.07%          1.04%          1.06%          1.23%
 Net investment income (loss)                               .38%          (.12)%          .03%          (.24)%         (.67)%


================================================================================


                                                                                YEAR ENDED 11/30
                                                     ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2004           2003           2002           2001           2000
NET ASSETS, END OF YEAR (000)                        $  304,763     $  149,463     $   87,570     $   75,402     $   70,122
PORTFOLIO TURNOVER RATE                                   67.04%         66.11%         77.12%         64.76%         76.21%



(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

TO OBTAIN INFORMATION:                ADDITIONAL INFORMATION

BY TELEPHONE. For shareholder           More information on each Fund is available free upon
account inquires call the Funds         request, including the following:
at: 800-821-5129. For literature
requests call the Funds at:
800-874-3733.                           ANNUAL/SEMI-ANNUAL REPORT
                                        The Funds' Annual and Semi-Annual Reports contain
BY MAIL. Write to the Funds at:         more information about each Fund's investments and
The Lord Abbett Family of Funds         performance. The Annual Report also includes details
90 Hudson Street                        about the market conditions and investment
Jersey City, NJ 07302-3973              strategies that had a significant effect on each
                                        Fund's performance during the last fiscal year. The
VIA THE INTERNET.                       Reports are available, free of charge, at
LORD, ABBETT & CO. LLC                  www.LordAbbett.com.
www.LordAbbett.com

Text only versions of Fund              STATEMENT OF ADDITIONAL INFORMATION ("SAI")
documents can be viewed online or       Provides more details about the Funds and their
downloaded from the SEC:                policies. A current SAI is on file with the
www.sec.gov.                            Securities and Exchange Commission ("SEC") and is
                                        incorporated by reference (is legally considered part
You can also obtain copies by           of this prospectus). Although the SAI is not
visiting the SEC's Public Reference     available at www.LordAbbett.com, the SAI is available
Room in Washington, DC (phone           through other means, generally without charge,
202-942-8090) or by sending your        indicated at the left.
request and a duplicating fee to
the SEC's Public Reference Section,
Washington, DC 20549-0102 or by
sending your request electronically
to publicinfo@sec.gov.

                                        Lord Abbett Research Fund, Inc.
[LORD ABBETT(R) LOGO]                       Lord Abbett America's Value Fund
                                            Lord Abbett Growth Opportunities Fund
 Lord Abbett Mutual Fund shares             Lord Abbett Large-Cap Core Fund
      are distributed by:                   Large-Cap Series                            LARF-Y-1
  LORD ABBETT DISTRIBUTOR LLC               Small-Cap Value Series                      (04/05)
      90 Hudson Street
Jersey City, New Jersey 07302-3973

                                        SEC FILE NUMBER: 811-6650

LORD ABBETT
STATEMENT OF ADDITIONAL INFORMATION                                APRIL 1, 2005


                         LORD ABBETT RESEARCH FUND, INC.
                              AMERICA'S VALUE FUND
                            GROWTH OPPORTUNITIES FUND
                               LARGE-CAP CORE FUND
                              SMALL-CAP VALUE FUND
                          (CLASS A, B, C, AND P SHARES)


This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectuses for Lord Abbett Large-Cap Core Fund ("Large-Cap Core Fund") ("formerly known as Large-Cap Series") and Small-Cap Value Series ("Small-Cap Value Fund"), for Lord Abbett Growth Opportunities Fund ("Growth Opportunities Fund") and for Lord Abbett America's Value Fund ("America's Value Fund") (each individually a "Fund" or, collectively, the "Funds"), dated April 1, 2005.


Shareholder account inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Reports to Shareholders contain additional performance information and is available without charge, upon request by calling 800-874-3733. In addition, you can make inquiries through your dealer.


          TABLE OF CONTENTS                                              PAGE
          1.    Fund History                                             2

          2.    Investment Policies                                      2

          3.    Management of the Funds                                  12

          4.    Control Persons and Principal Holders of Securities      22
          5.    Investment Advisory and Other Services                   25
          6.    Brokerage Allocations and Other Practices                28
          7.    Classes of Shares                                        30

          8.    Purchases, Redemptions, and Pricing                      35
          9.    Taxation of the Funds                                    39

          10.   Underwriter                                              41

          11.   Performance                                              41

          12.   Financial Statements                                     43

                Appendix A - Fund Portfolio Information Recipients       44
                Appendix B - Corporate Bond Ratings                      50
                Appendix C - Proxy Voting Policies and Procedures        52

                                       1.
                                  FUND HISTORY

Lord Abbett Research Fund, Inc. (the "Company") was incorporated in Maryland on April 6, 1992. The Company has 1,000,000,000 authorized capital stock, $0.001 par value. The Company has four funds or series (each a "Fund"), all of which are offered by this SAI: America's Value Fund, Growth Opportunities Fund, Large-Cap Core Fund, and Small-Cap Value Fund. The Funds are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "Act"). Each Fund consists of five classes of shares: Class A, Class B, Class C, Class P, and Class Y. The Board of Directors will allocate the authorized shares of capital stock among the Funds and classes from time to time. Only shares of Classes A, B, C, and P are offered by this SAI. The Funds' Class Y shares are described in a separate statement of additional information.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund's investment objective in the Prospectus cannot be changed without approval of a majority of the Fund's outstanding shares. Each Fund is also subject to the following fundamental investment restrictions that cannot be changed for a Fund without approval of a majority of that Fund's outstanding shares.

Each Fund may not:

   (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law;

   (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund's investment policies as permitted by applicable law);

   (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

   (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

   (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

   (6) with respect to 75% of each Fund's gross assets, buy securities of one issuer representing more than (i) 5% of each Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of such issuer;

   (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

   (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Funds must comply on a continuous basis.


NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to each Fund's investment objective in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Directors (the "Board") without shareholder approval.


Each Fund may not:

   (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

   (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), determined by Lord Abbett to be liquid, subject to the oversight of the Board;

   (3) invest in securities issued by other investment companies except to the extent permitted by applicable law (except that Large-Cap Core Fund, Small-Cap Value Fund and Growth Opportunities Fund may not rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act);

   (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange or a foreign exchange);

   (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

   (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and SAI, as they may be amended from time to time; or

   (7) buy from or sell to any of the Company's officers, directors, employees, or its investment adviser or any of the adviser's officers, partners or employees, any securities other than Company shares.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.


PORTFOLIO TURNOVER RATE. For the fiscal years ended November 30, 2004 and 2003, the portfolio turnover rates were as follows:



                         FUND                 2004       2003
               --------------------------    ------     ------
                 America's Value Fund        21.81%     28.71%
               Growth Opportunities Fund     90.23%     78.58%
                  Large-Cap Core Fund        47.14%     34.98%
                 Small-Cap Value Fund        67.04%     66.11%


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks.

BORROWING MONEY. Each Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

DEBT SECURITIES. Consistent with their respective investment objectives, each Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.

DEPOSITARY RECEIPTS. Each Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks. ADRs are not considered to be foreign securities for purposes of each Fund's limitation on investments in foreign securities.

FOREIGN CURRENCY TRANSACTIONS. In accordance with each Fund's investment objective and policies, the Funds may, but are not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Funds may employ a variety of investments and techniques, including spot and forward foreign exchange transactions, currency swaps, listed or OTC options on currencies, and currency futures and options on currency futures (collectively, "Foreign Exchange"). Currently, the Funds generally do not intend to hedge most currency risks.

Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Funds may engage in transactions in options on currencies either on exchanges or OTC markets.

Each Fund will not speculate in foreign exchange transactions. Accordingly, each Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. Each Fund may, however, hedge a currency by entering into a foreign exchange transaction in a currency other than the currency being hedged (a "cross-hedge"). Each Fund will only enter into a cross-hedge if Lord Abbett believes that (i) there is a high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be more cost-effective or provide greater liquidity than executing a similar hedging transaction in the currency being hedged.

Foreign Exchange transactions involve substantial risks. Although the Funds will use foreign exchange transactions to hedge against adverse currency movements, foreign exchange transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Funds' hedging strategies will be ineffective. To the extent that the Funds hedge against anticipated currency movements that do not occur, the Funds may realize losses. Foreign exchange transactions may subject the Funds to the risk that the counterparty will be unable to honor its financial obligation to the Funds, and the risk that relatively small market movements may result in large changes in the value of a Foreign Exchange instrument. If the Funds cross-hedge, the Funds will face the risk that the foreign exchange instrument purchased will not correlate as expected with the position being hedged.

FOREIGN SECURITIES. Each Fund may invest in foreign securities in accordance with its investment objectives and policies. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

  - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.
  - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.
  - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
  - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.
  - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
  - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.
  - Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.
  - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although each Fund has no current intention of doing so, each Fund may engage in futures and options on futures transactions in accordance with its investment objective and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

The Funds may purchase and sell futures contracts, and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Funds may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

  - While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.
  - Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and the Fund may thus be exposed to additional risk of loss.
  - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
  - Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund's net asset value. - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.
  - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
  - The counterparty to an OTC contract may fail to perform its obligations under the contract.

STOCK INDEX FUTURES. Although the Funds have no current intention of doing so, each Fund may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays a good faith deposit.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Funds' portfolios, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if a Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when a Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

Stock Index Futures Contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, the Funds have not entered into any stock futures contracts and have no present intention to do so.

HIGH-YIELD OR LOWER-RATED DEBT SECURITIES. America's Value Fund may invest up to 30% of its assets in high-yield debt securities. High-yield debt securities (also referred to as "lower-rated debt securities" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, high-yield debt securities:

  - have a higher risk of default and their prices can be much more volatile due to lower liquidity;

  - tend to be less sensitive to interest rate changes; and

  - pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the this market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett's research and analyses are an important ingredient in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Funds seek to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur. The Funds do not have any minimum rating criteria applicable to the fixed income securities in which they invest.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

  - Domestic and foreign securities that are not readily marketable.

  - Repurchase agreements and time deposits with a notice or demand period of more than seven days.
  - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of a Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. The Funds may invest in securities of other investment companies subject to limitations prescribed by the Act, except that Growth Opportunities Fund, Large-Cap Core Fund and Small Cap-Value Fund cannot rely on Sections 12(d)(1)(F) and (G). These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on any Fund investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

Each Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. A Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

LISTED OPTIONS ON SECURITIES. Each Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices in accordance with its investment objective and policies. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may also enter into "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund's net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's total assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. Each Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund's portfolio securities, the Funds may incur losses. The use of options can also increase a Fund's transaction costs.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. In accordance with its investment objectives and policies, the America's Value Fund may invest in mortgage-related securities and may also invest in other asset-backed securities in connection with public or private offerings, or secondary market transactions. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

     MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. The principal governmental guarantor of mortgage-related securities is the "GNMA." GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (I.E., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Both are government-sponsored corporations owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are issued in multiple classes, each bearing a different stated maturity. Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

     COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.


          MORTGAGE DOLLAR ROLLS. The Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. Such transactions are treated as financing transactions for financial reporting purposes. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.


     STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Funds to lose money. The value of a PO class generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon bearing bonds of the same maturity.

     OTHER ASSET-BACKED SECURITIES. The Funds may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. In addition to prepayment risks, these securities present credit risks that are not inherent in mortgage-related securities.

PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders, but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro-rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit a Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.


REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund generally receives cash equal to 98% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing its duration. Each Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.


SECURITIES LENDING. Each Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of a Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government Securities or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned. A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of a Fund.

By lending portfolio securities, a Fund can increase income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.

SHORT SALES. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

STRUCTURED SECURITIES. America's Value Fund may invest up to 5% of its net assets in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of specific underlying securities, currencies, interest rates, commodities, indices, credit default swaps, or other financial indicators (the "Reference"), or to relative changes in two or more References. The interest rate or principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable

Reference or certain specified events. Structured securities may be positively or negatively indexed with the result that the appreciation of the Reference may produce an increase or decrease in the interest rate or the value of the security at maturity. The Fund typically may use these securities as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. These securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Changes in the value of structured securities may not correlate perfectly with the underlying asset, rate or index. The Fund could lose more than the principal amount invested.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectuses, each Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. These securities include:

  - U.S. Government Securities.
  - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.
  - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.
  - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.
  - Repurchase agreements.

U.S. GOVERNMENT SECURITIES. Each Fund, in accordance with their investment objective and policies, may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds and certificates of indebtedness, that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

      SECURITIES OF GOVERNMENT SPONSORED ENTERPRISES. Each Fund may invest in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and Federal Home Loan Banks ("FHLBanks"). Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Both Fannie Mae and Freddie Mac are federally chartered public corporations owned entirely by their shareholders; the FHLBanks are federally chartered corporations owned by their member financial institutions. Although Fannie Mae, Freddie Mac, and the FHLBanks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the United States Government.

WHEN-ISSUED OR FORWARD TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund's custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed-income when-issued securities. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. A Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.


POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. Except as noted in the three instances below, the Funds do not provide portfolio holdings to any third party until they are made available to the general public on Lord Abbett's website at www.LordAbbett.com or otherwise. The exceptions are as follows:

     1. The Funds may provide their portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent public accounting firms, counsel, etc.), as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following period-end for the sole purpose of performing their own analyses with respect to the Funds. The Funds may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Funds;

     2. The Funds may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the month-end within 15 days thereafter to certain Financial Intermediaries; and

     3. The Funds may provide their portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.

Before providing schedules of their portfolio holdings to a third party in advance of making them available to the general public, the Funds obtain assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings, and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Funds related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Funds and/or their investment strategies, or as otherwise agreed to among the parties. In addition and also in the case of other portfolio related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of each Fund approves these arrangements subject to the Board's review and oversight, and Lord Abbett provides reports at least semi-annually to the Board concerning them. The Board also reviews the Funds' policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

Neither the Funds, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Funds related to the Funds' portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Funds. Neither the Funds, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Funds or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.

Lord Abbett's Compliance Department periodically reviews and evaluates Lord Abbett's adherence to the above policies and procedures, including the existence of any conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

FUND PORTFOLIO INFORMATION RECIPIENTS. Attached as Appendix A is a list of the third parties that may receive portfolio holdings information under the circumstances described above.


                                       3.
                             MANAGEMENT OF THE FUND

The Board is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As discussed fully below, the Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser for each Fund.

INTERESTED DIRECTOR
The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.

                            CURRENT POSITION
NAME, ADDRESS AND           LENGTH OF SERVICE       PRINCIPAL OCCUPATION
DATE OF BIRTH               WITH COMPANY            DURING PAST FIVE YEARS                 OTHER DIRECTORSHIPS
-----------------           -----------------       -----------------------                -------------------
ROBERT S. DOW               Director and            Managing Partner and Chief             N/A
Lord, Abbett & Co. LLC      Chairman since 1996     Investment Officer of Lord Abbett
90 Hudson Street                                    since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

INDEPENDENT DIRECTORS
The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.


                            CURRENT POSITION
NAME, ADDRESS AND           LENGTH OF SERVICE       PRINCIPAL OCCUPATION
DATE OF BIRTH               WITH COMPANY            DURING PAST FIVE YEARS                 OTHER DIRECTORSHIPS
-----------------           -----------------       ----------------------                 -------------------
E. THAYER BIGELOW           Director since 1996     Managing General Partner, Bigelow      Currently serves as
Emmerling Communications                            Media, LLC (since 2000); Senior        director of Adelphia
41 Madison Ave.                                     Adviser, Time Warner Inc. (1998 -      Communications, Inc.,
Suite 3810                                          2000); Acting Chief Executive          Crane Co., and Huttig
New York, NY                                        Officer of Courtroom Television        Building Products Inc.
Date of Birth: 10/22/1941                           Network  (1997 - 1998); President
                                                    and Chief Executive Officer of Time
                                                    Warner Cable Programming, Inc.
                                                    (1991 - 1997).

WILLIAM H. T. BUSH          Director since 1998     Co-founder and Chairman of the         Currently serves as
Bush-O'Donnell & Co., Inc.                          Board of the financial advisory        director of Wellpoint
101 South Hanley Road                               firm of Bush-O'Donnell & Company       Health Networks Inc.
Suite 1250                                          (since 1986).                          (since 2002), and
St. Louis, MO                                                                              Engineered Support
Date of Birth: 7/14/1938                                                                   Systems, Inc. (since
                                                                                           2000).

ROBERT B. CALHOUN, JR.      Director since 1998     Managing Director of Monitor           Currently serves as
Monitor Clipper Partners                            Clipper Partners (since 1997) and      director of Avondale,
Two Canal Park                                      President of Clipper Asset             Inc. and Interstate
Cambridge, MA                                       Management Corp. (since 1991), both    Bakeries Corp.
Date of Birth: 10/25/1942                           private equity investment funds.

JULIE A. HILL               Director since 2004     Owner and CEO of the Hillsdale         Currently serves as
1280 Bison                                          Companies, a business consulting       director of Wellpoint
Newport Coast, CA                                   firm (since 1998); Founder,            Health Networks Inc.;
Date of Birth: 7/16/1946                            President and Owner of the             Resources Connection
                                                    Hiram-Hill and Hillsdale               Inc.; and Holcim (US)
                                                    Development Companies (1998 -          Inc. (a subsidiary of
                                                    2000).                                 Holcim Ltd.)

FRANKLIN W. HOBBS           Director since 2001     Former Chief Executive Officer of      Currently serves as
One Equity Partners                                 Houlihan Lokey Howard & Zukin, an      director of Adolph Coors
320 Park Ave.                                       investment bank (January 2002 -        Company.
New York, NY                                        April 2003); Chairman of Warburg
Date of Birth: 7/30/1947                            Dillon Read (1999 - 2001); Global
                                                    Head of Corporate Finance of SBC
                                                    Warburg Dillon Read (1997 - 1999);
                                                    Chief Executive Officer of Dillon,
                                                    Read & Co. (1994 - 1997).

C. ALAN MACDONALD           Director since 1996     Retired - General Business and         Currently serves as
P.O. Box 4393                                       Governance Consulting (since 1992);    director of H.J. Baker
Greenwich, CT                                       formerly President and CEO of          (since 2003).
Date of Birth: 5/19/1933                            Nestle Foods.

THOMAS J. NEFF              Director since 1992     Chairman of Spencer Stuart (U.S.),     Currently serves as
Spencer Stuart                                      an executive search consulting firm    director of Ace, Ltd.
277 Park Avenue                                     (since 1996); President of Spencer     (since 1997) and Hewitt
New York, NY                                        Stuart (1979-1996).                    Associates, Inc.
Date of Birth: 10/2/1937


OFFICERS
None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.


NAME AND                    CURRENT POSITION        LENGTH OF SERVICE     PRINCIPAL OCCUPATION
(DATE OF BIRTH)             WITH COMPANY            OF CURRENT POSITION   DURING PAST FIVE YEARS
---------------             ---------------------   -------------------   ----------------------
ROBERT S. DOW               Chief Executive         Elected in 1996       Managing Partner and Chief Investment
(3/8/1945)                  Officer and                                   Officer of Lord Abbett (since 1996).
                            President

JAMES BERNAICHE             Chief Compliance        Elected in 2004       Chief Compliance Officer, joined Lord Abbett
(7/28/1956)                 Officer                                       in 2001; formerly Chief Compliance Officer
                                                                          with Credit Suisse Asset Management.

ROBERT P. FETCH             Executive Vice          Elected in 1997       Partner and Small-Cap Value Senior
(2/18/1953)                 President                                     Investment Manager, joined Lord Abbett in
                                                                          1995.

KEVIN P. FERGUSON           Executive Vice          Elected in 2001       Partner and Mid Cap Growth Investment
(10/3/1964)                 President                                     Manager, joined Lord Abbett in 1999;
                                                                          formerly Portfolio Manager/Senior Vice
                                                                          President at Lynch & Mayer, Inc.

ROBERT G. MORRIS            Executive Vice          Elected in 1996       Partner and Director of Equity Investments,
(11/6/1944)                 President                                     joined Lord Abbett in 1991.

CHRISTOPHER J. TOWLE        Executive Vice          Elected in 2001       Partner and Investment Manager, joined Lord
(10/12/1957)                President                                     Abbett in 1987.

EDWARD K. VON DER LINDE     Executive Vice          Elected in 2001       Partner and Investment Manager, joined Lord
(6/12/1960)                 President                                     Abbett in 1988.

PAUL J. VOLOVICH            Vice President          Elected in 2004       Investment Manager-Large Cap Core Fund,
(1/25/73)                                                                 joined Lord Abbett in 1997.

TRACIE E. AHERN             Vice President          Elected in 1999       Partner and Director of Portfolio Accounting
(1/12/1968)                                                               and Operations, joined Lord Abbett in 1999.

JOAN A. BINSTOCK            Chief Financial         Elected in 1999       Partner and Chief Operations Officer, joined
(3/4/1954)                  Officer and Vice                              Lord Abbett in 1999.
                            President

DANIEL E. CARPER            Vice President          Elected in 1993       Partner, joined Lord Abbett in 1979.
(1/22/1952)

A. EDWARD OBERHAUS, III     Vice President          Elected in 1996       Partner and Manager of Equity Trading,
(12/21/1959)                                                              joined Lord Abbett in 1983.

PAUL A. HILSTAD             Vice President          Elected in 1995       Partner and General Counsel, joined Lord
(12/13/1942)                and  Secretary                                Abbett in 1995.

LAWRENCE H. KAPLAN          Vice President and      Elected in 1997       Partner and Deputy General Counsel, joined
(1/16/1957)                 Assistant Secretary                           Lord Abbett in 1997.

CHRISTINA T. SIMMONS        Vice President and      Elected in 2000       Assistant General Counsel, joined Lord Abbett
(11/12/1957                 Assistant Secretary                           in 1999; formerly Assistant General Counsel
                                                                          of Prudential Investments (1998 - 1999);
                                                                          prior thereto Counsel of Drinker, Biddle &
                                                                          Reath LLP, a law firm.

BERNARD J. GRZELAK          Treasurer               Elected in 2003       Director of Fund Administration, joined Lord
(6/12/1971)                                                               Abbett in 2003, formerly Vice President,
                                                                          Lazard Asset Management LLC (2000-2003),
                                                                          prior thereto Manager of Deloitte & Touche LLP.


COMMITTEES
The standing committees of the Board are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.


The Audit Committee is composed wholly of Directors who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs, and Ms. Hill. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund's financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of each Fund's independent registered public accounting firm and considering violations of each Fund's Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met six times.

The Proxy Committee is composed of at least two Directors who are not "interested persons" of the Funds, and also may include one or more Directors who are partners or employees of Lord Abbett. The current members of the Proxy

Committee are three independent Directors: Messrs. Bush, MacDonald, and Neff. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met six times.

The Nominating and Governance Committee is composed of all the Directors who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met four times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Fund's shareholders to serve as an independent Director. A shareholder who would like to recommend a candidate may write the Fund.

APPROVAL OF ADVISORY CONTRACTS
At a meeting on December 9, 2004, the Board, including all Directors who are not interested persons of the Funds, considered whether to approve the continuation of the existing management agreement between each of the Funds and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration.

The materials received by the Board as to each Fund included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of each Fund compared to the investment performance of a group of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2004, (2) information on the effective management fee rates and expense ratios for funds with similar objectives and similar size (the "peer group"), (3) sales and redemption information for each Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of each Fund, (7) information regarding the personnel and other resources devoted by Lord Abbett to managing each Fund.

The specific considerations as to each Fund are discussed below.

LARGE-CAP CORE FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that that the performance of the Class A shares of the Fund was in the fifth quintile of its performance universe for the nine-month period, in the fourth quintile for the one-year period, in the third quintile for the three-year period, and in the second quintile for the five-and ten-year periods. The Board also noted that the Fund's performance was below that of the Lipper Large-Cap Value Index for the nine-month and one-year periods, but above that of the Index for the three-, five-, and ten-year periods.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of each Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that, effective October 1, 2004, the advisory fees for the Fund were reduced, with the result that the contractual management and administrative services fees for the Fund were approximately one basis point above the peer group median and the actual advisory and administrative services fees were approximately seven basis points above that median. The Board also noted that, effective October 1, 2004, Lord Abbett had agreed to cap the Fund's Class A total expense ratio at 1.30%, the Classes B and C total expense ratios at 1.95%, the Class P total expense ratio at 1.40%, and the Class Y total expense ratio at 0.95%, with the result that the total expense ratio of Class A would be two basis points above the median of the peer group, the total expense ratios of Classes B and C would be approximately seven basis points below the median, the total expense ratio of Class P would be approximately eighteen basis points above the median, and the total expense ratio of Class Y would be approximately seven basis points above the median.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

SMALL-CAP VALUE SERIES

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of two performance universes of funds: the first consisting of small-cap value funds and the second consisting of small-cap core funds. It review the performance both in terms of total return and in terms of other statistical measures. The Board noted that the performance of the Class A shares of the Fund was in the second quintile the first performance universe for the nine-month and three-year periods, and in the first quintile in the one-and five-year periods. The Board noted that the performance of the Class A shares of the Fund was in the first quintile of the second performance universe in all periods. The Board also noted that the Fund's performance was below that of the Lipper Small-Cap Value Index for the three-year period, but above that of the Index for all other periods, and above that of the Lipper Small-Cap Core Index in each period..

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of each Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees of the Fund were approximately four basis points above the median of the peer group. The Board noted that the total expense ratio of Class A was less than two basis points above the median of the peer group, the total expense ratios of Classes B and C were approximately the same as the median, the total expense ratio of Class P was approximately nine basis points above the median, and the total expense ratio of Class Y was approximately three basis points above the median.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

GROWTH OPPORTUNITIES FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the performance of the Class A shares of the Fund ranked in the fourth quintile in the nine-month, one-year, and three-year periods and in the second quintile in the five-year period. The Board also noted that the performance was below that of the Lipper Mid-Cap Growth Index in the nine-month, one-year, and three-year periods, but above that of the Index in the five-year period.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of each Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. Lord Abbett was attempting to add additional resources to the investment personnel in the growth area, particularly focused on large-capitalization and mid-capitalization stocks.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees were approximately two basis points above the median of the peer group and the actual management and administrative services fees were approximately six basis points above the median of the peer group. The Board also noted that the total expense ratio of Class A was approximately twenty-one basis points above the median of the peer group, the total expense ratios of Classes B and C were approximately seven basis points above the median of the peer group, the total expense ratio of Class P was approximately seven basis points above the median, and the total expense ratio of Class Y was approximately eighteen basis points above the median. The Board also observed that the Fund had a relatively high level of transfer agent and shareholder servicing costs, due to its relatively small average account size. The Board noted that the management fees of the Fund had been reduced in early 2004.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

AMERICA'S VALUE FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the performance of the Class A shares of the Fund was in the first quintile of its performance universe for the nine-month and one-year periods and for the period since inception (December 27, 2001). The Board also noted that the performance was above that of the Lipper Equity Income Index for each period.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of each Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees were the same as the medians of the peer group. The Board also noted that the total expense ratio of Class A was approximately five basis points above the median of the peer group, that the total expense ratios of Classes B and C were approximately two basis points below the median, that the total expense ratio of Class P was approximately twenty-four basis points above the median, and the total expense ratio of Class Y was approximately five basis points above the median.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

  - ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

COMPENSATION DISCLOSURE


The following table summarizes the compensation for each of the Directors of the Company and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Company for outside Directors. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside Directors, and amounts payable but deferred at the option of the Director. No director of the funds associated with Lord Abbett, and no officer of the funds, received any compensation from the funds for acting as a director/trustee or officer.



(1)                     (2)                        (3)
                        FOR FISCAL YEAR ENDED      FOR YEAR ENDED DECEMBER 31, 2004
                        NOVEMBER 30, 2004          TOTAL COMPENSATION PAID BY THE
                        AGGREGATE COMPENSATION     COMPANY AND THIRTEEN OTHER LORD
NAME OF DIRECTOR        ACCRUED BY THE COMPANY(1)  LORD ABBETT-SPONSORED FUNDS(2)
----------------        -------------------------  ------------------------------
E. Thayer Bigelow       $  7,032                   $  127,364
William H.T. Bush       $  7,082                   $  126,320
Robert B. Calhoun, Jr.  $  6,931                   $  127,001
Julie A. Hill*          $  5,432                   $  111,417
Franklin W. Hobbs       $  6,535                   $  118,501
C. Alan MacDonald       $  7,345                   $  131,320
Thomas J. Neff          $  6,567                   $  117,001


----------

*Elected effective February 1, 2004.

     (1). Outside Directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Funds to its outside Directors may be deferred at the option of a Director under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the Funds for later distribution to the Directors. In addition, $25,000 of each Director's retainer must be deferred and is deemed invested in shares of the Company and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Directors are $1,697, $2,525, $7,429, $2,875, $6,790, $1,697, and $6,696, respectively.

     (2). The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2004, including fees Directors have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Director in the Company and other Lord Abbett-sponsored funds as of December 31, 2004. The amounts shown include deferred compensation to the Directors deemed invested in fund shares. The amounts ultimately received by the Directors under the deferred compensation plan will be directly linked to the investment performance of the funds.



                                        DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS                    AGGREGATE DOLLAR
                                        ----------------------------------------------               RANGE OF EQUITY SECURITIES
                                                 GROWTH            LARGE-CAP                                 IN LORD
NAME OF DIRECTOR           AMERICA'S VALUE    OPPORTUNITIES          CORE          SMALL-CAP VALUE     ABBETT-SPONSORED FUNDS
----------------           ---------------    -------------        ---------       ---------------     ---------------------------
Robert S. Dow               Over $100,000     Over $100,000     Over $100,000      Over $100,000           Over $100,000
E. Thayer Bigelow          $10,001-$50,000     $1-$10,000       $10,001-$50,000    Over $100,000           Over $100,000
William H. T. Bush         $10,001-$50,000     $1-$10,000          $1-$10,000        $1-$10,000            Over $100,000
Robert B. Calhoun, Jr.        $1-$10,000       $1-$10,000          $1-$10,000     $10,001-$50,000          Over $100,000
Julie A. Hill*                $1-$10,000       $1-$10,000          $1-$10,000        $1-$10,000          $50,001-$100,000
Franklin W. Hobbs             $1-$10,000       $1-$10,000          $1-$10,000     $10,001-$50,000          Over $100,000
C. Alan MacDonald           Over $100,000      $1-$10,000          $1-$10,000     $10,001-$50,000          Over $100,000
Thomas J. Neff              Over $100,000      $1-$10,000          $1-$10,000     $10,001-$50,000          Over $100,000


----------

*Elected effective February 1, 2004.

CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

PROXY VOTING

The Funds have delegated proxy voting responsibilities to the Funds' investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix C.

In addition, the Funds are required to file Form N-PX, with its complete proxy voting record for the twelve months ending June 30th, no later than August 31st of each year. The first such filing was filed by August 31, 2004, for the twelve months ended June 30, 2004. The Fund's Form N-PX filing is available on the SEC's website at www.sec.gov. The Fund also has made this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.


                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of November 30, 2004, the Funds' officers and Directors, as a group, owned less than 1% of the outstanding shares of each class of Growth Opportunities Fund, America's Value Fund, Large-Cap Core Fund, and Small-Cap Value Fund. As of November 30, 2004, to the best of our knowledge, other than Lord Abbett Distributor and other institutional broker-dealers holding shares for the benefit of their clients, the following recordholders held 5% or more of the specified class of the Funds' outstanding shares:



GROWTH OPPORTUNITIES FUND

Edward Jones & Co.                          Class B           21.46%
Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO  63043

MLPF&S for the Sole Benefit                 Class B           10.24%
of its Customers                            Class C           16.94%
4800 Deer Lake Dr. E FL 3                   Class P            5.08%
Jacksonville, FL 32246

Citigroup Global Markets Inc.               Class C           17.97%
c/o Peter Booth
333 West 34th St. - 3rd FL
New York, NY  10001

Reliastar Life Insurance Company            Class P           14.22%
Attn: Jill Barth
151 Farmington Ave.
Hartford, CT 06156

ING Life Ins & Annuity Co.                  Class P           30.43%
151 Farmington Ave.
Hartford, CT 06156

ING National Trust                          Class P            8.25%
151 Farmington Ave.
Hartford, CT 06156

Hartford Life                               Class P           26.88%
Attn: David Ten Broeck
PO Box 2999
Hartford, CT 06104

Alkon Incorporated                          Class P           5.72%
Attn: Kathleen R. McCullough
1133 Penn Ave
Pittsburgh, PA 15222

LARGE-CAP CORE FUND

Edward Jones & Co.                          Class A           64.46%
Shareholder Accounting                      Class B           18.32%
201 Progress Pkwy                           Class C            8.73%
Maryland Hts, MO  63043

MLPF&S for the Sole Benefit                 Class B           16.63%
of its Customers                            Class C           32.95%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

Citigroup Global Markets Inc.               Class B           5.99%
c/o Peter Booth                             Class C          10.53%
333 West 34th St. - 3rd FL
New York, NY  10001

Hartford Life                               Class P           51.25%
Attn: David Ten Broeck
PO Box 2999
Hartford, CT 06104

Plastic Surgical Arts                       Class P           48.48%
Attn: Tony Martin
PO Box 82535
Lincoln, NE 68501

SMALL-CAP VALUE

Edward Jones & Co.                          Class A           7.23%
Shareholder Accounting                      Class B           9.62%
201 Progress Pkwy
Maryland Hts, MO  63043

MLPF&S for the Sole Benefit                 Class A           12.22%
of its Customers                            Class B           22.92%
4800 Deer Lake Dr. E FL 3                   Class C           44.84%
Jacksonville, FL 32246                      Class P           31.06%

ING Life Ins & Annuity Co.                  Class A             9.5%
151 Farmington Ave.
Hartford, CT 06156

MetLife Retirement & Savings                Class A            6.22%
2 Montgomery St.
Jersey City, NJ 07302

Citigroup Global Markets Inc.               Class B           13.93%
c/o Peter Booth                             Class C            8.64%
333 West 34th St. - 3rd FL
New York, NY  10001

Smith Barney Corporate Trust                Class P           16.57%
2 Tower Center
PO Box 1063
East Brunswick, NJ 08816

Hartford Life                               Class P            7.09%
Attn: David Ten Broeck
PO Box 2999
Hartford, CT 06104

ING National Trust                          Class P             9.7%
151 Farmington Ave.
Hartford, CT 06156

AMERICA'S VALUE FUND

Edward Jones & Co.                          Class A            85.8%
Shareholder Accounting                      Class B           51.13%
201 Progress Pkwy
Maryland Hts, MO  63043

Citigroup Global Markets Inc.               Class B            6.43%
c/o Peter Booth                             Class C           13.81%
333 West 34th St. - 3rd FL
New York, NY  10001

MLPF&S for the Sole Benefit                 Class B            5.04%
of its Customers                            Class C           23.81%
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246

Hartford Life                               Class C            6.89%
Attn: David Ten Broeck                      Class P            54.3%
PO Box 2999
Hartford, CT 06104

Plastic Surgical Arts                       Class P           41.27%
Attn: Tony Martin
PO Box 82535
Lincoln, NE 68501


Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER
As described under "Management" in the Prospectuses, Lord Abbett is each Fund's investment adviser. The following partners of Lord Abbett, are also officers of the Company: Tracie E. Ahern, Joan A. Binstock, Daniel E. Carper, Sholom Dinsky, Robert P. Fetch, Paul A. Hilstad, Lawrence H. Kaplan, Robert G. Morris, A. Edward Oberhaus, III, Eli M. Salzmann, Christopher J. Towle, and Edward K. von der Linde. Robert S. Dow is the managing partner of Lord Abbett and an officer and Director of the Company. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Browne, John J. DiChiaro, Lesley-Jane Dixon, Milton Ezrati, Kevin P. Ferguson, Daria L. Foster, Daniel H. Frascarelli, Robert
I. Gerber, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Charles Hofer, W. Thomas Hudson, Jr., Cinda Hughes, Richard Larsen, Gerald Lanzotti, Ellen G. Itskovitz, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert J. Noelke,
F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Michael Radziemski, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Company, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month as stated below. These fees are allocated among the classes based on the classes' proportionate share of such average daily net assets.

America's Value Fund and Small-Cap Value Fund Lord Abbett are entitled to an annual management fee based on each Funds' average daily net assets, calculated daily and payable monthly, of .75% of 1% of each Fund's average daily net assets.


For Large-Cap Core Fund the annual rate is as follows:

..70 of 1% of the first $1 billion of average daily net assets, ..65 of 1% of the next $1 billion, and ..60 of 1% of assets over $2 billion.

Effective October 1, 2004, the contractual management fee for the Large-Cap Core Fund was reduced from .75 of 1% to the fee schedule shown above. For the fiscal year ended November 30, 2003, the fee paid to Lord Abbett was at a rate of .75 of 1% of the Fund's average daily net assets.

For Growth Opportunities Fund the annual rate is as follows:

..80 of 1% of the first $1 billion of average daily net assets.
..75 of 1% of the next $1 billion, and
..70 of 1% of the next $1 billion, and
..65 of 1% of assets over $3 billion

Effective April 1, 2004 the contractual management fee for Growth Opportunities Fund was reduced from .90 of 1% to the fee schedule shown above. For the fiscal year ended November 30, 2003, the fee paid to Lord Abbett was at a rate of .90% of the Fund's average daily net assets.


For the fiscal years ended November 30, 2004, 2003, and the period December 19, 2001 (commencement of operations) to November 30, 2002, Lord Abbett received $2,135,142, $416,878 and $100,908, respectively, in management fees with respect to America's Value Fund.

For the fiscal years ended November 30, 2004, 2003, and 2002 Lord Abbett received $5,917,433, $3,921,950, and $3,344,604, respectively, in management fees with respect to Growth Opportunities Fund.

For the fiscal years ended November 30, 2004, 2003, and 2002, Lord Abbett received $3,126,925, $2,336,781, and $2,466,732, respectively, in management fees with respect to Large-Cap Core Fund.

For the fiscal years ended November 30, 2004, 2003, and 2002, Lord Abbett received $9,202,816, $5,367,791, and $5,515,564, respectively, in management fees with respect to Small-Cap Value Fund.


Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors'/trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.


INVESTMENT MANAGERS
As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of each Fund.

Edward K. von der Linde and Christopher J. Towle head the America's Value Fund team and are primarily and jointly responsible for the day-to-day management of the Fund.

Kevin P. Ferguson heads the Growth Opportunities Fund team and is primarily and jointly responsible for the day-to-day management of the Fund.

Robert G. Morris and Paul J. Volovich head the Large-Cap Core Fund team and are primarily and jointly responsible for the day-to-day management of the Fund.

Robert P. Fetch heads the Small-Cap Value Fund team and is primarily responsible for the day-to-day management of the Fund.

The following table indicates for each Fund as of November 30, 2004: (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)



                                                                 OTHER ACCOUNTS MANAGED (# AND TOTAL ASSETS IN MILLIONS)
                                                                 --------------------------------------------------------
                                                                                       OTHER POOLED
                                                            REGISTERED INVESTMENT       INVESTMENT
FUND                           NAME                               COMPANIES              VEHICLES             OTHER ACCOUNTS
----                           ----                         ---------------------       -----------           --------------
America's Value Fund           Edward K. von der Linde         10 / $11,050.6            1/ $30.0             6,109 / $2,781.0
                               Christopher J. Towle            10 / $11,304.1           3/ $866.1             5,840 / $2,388.8

Growth Opportunities Fund      Kevin P. Ferguson                 2 / $79.5              2 / $108.6               1 / $12.8

Large-Cap Core Fund            Robert G. Morris                 3 / $1,093.1              0 / $0                   0 / $0
                               Paul J. Volovich                    0 / $0                 0 / $0                   0 / $0

Small-Cap Value Fund           Robert P. Fetch                  3 / $2,404.2            1 / $104.1           1204* / $2,331.6*

* Included in the number of accounts and total assets are 1 account with respect to which the management fee is based on the performance of the account; such account totals $414.0 million in total assets, or less than 1% of Lord Abbett's total assets under management.

To address potential conflicts of interest that may arise in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts included in the table above, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any fund transactions through such an entity. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts referenced in the table above.

COMPENSATION OF INVESTMENT MANAGERS
Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. Base salaries are assigned at a level that takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a multiple of base salaries, are determined after an evaluation of the investment manager's investment results. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns vs. both the appropriate style benchmarks and the appropriate peer group rankings. In addition to investment returns, other factors that are taken into consideration are: style consistency, dispersion among funds with similar objectives and the risk taken to achieve the portfolio returns. Finally, there is a component of that bonus that reflects leadership and management of the investment team. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett may designate a bonus payment of a manager who is not a partner of Lord Abbett for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

HOLDINGS OF INVESTMENT MANAGERS

The following table indicates for each Fund the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund, as of November 30, 2004. This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.



                                                                            DOLLAR RANGE OF SHARES IN THE PORTFOLIO
                                                                            ----------------------------------------
                                                              $1-     $10,001-  $50,001-    $100,001-  $500,001-       OVER
FUND                       NAME                    NONE     $10,000   $50,000   $100,000    $500,000   $1,000,000    $1,000,000
----                       -----                   ----     -------   -------   --------    --------   ----------    ----------
America's Value Fund       Edward K. von der Linde                                 X
                           Christopher J. Towle                          X

Growth Opportunities Fund  Kevin P. Ferguson                             X

Large-Cap Core Fund        Robert G. Morris                                                     X
                           Paul J. Volovich                    X

Small-Cap Value Fund       Robert P. Fetch                                                                                 X


ADMINISTRATIVE SERVICES

Pursuant to an Administrative Services Agreement with the each of the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Funds. Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%. This fee is allocated among the classes of shares of each Fund based on average daily net assets. The aggregate fees per Fund are outlined below:



                  FUND NAME              2004          2003
          ----------------------------------------------------
          America's Value Fund        $  113,874    $   21,391
          Growth Opportunities Fund   $  284,645    $  162,063
          Large-Cap Core Fund         $  168,727    $  114,727
          Small Cap Value Fund        $  490,817    $  261,342


PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting each Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund's net asset value.

TRANSFER AGENT
DST Systems, Inc., 210 W. 10th St., Kansas City, MO, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, Two World Financial Center, New York, NY, 10281, is the independent registered public accounting firm of the Funds and must be approved at least annually by the Funds' Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds' Annual Report to Shareholders.


                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES


The Funds' policy is to obtain best execution on all portfolio transactions, which means that they seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Funds generally pay, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Funds, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges on the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Funds' portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.


We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.


While neither Lord Abbett nor the Funds obtain third party research services from brokers executing portfolio transactions for the Funds, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, are not a substitute for Lord Abbett's services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.


No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.


Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at the same time for similarly situated accounts, including the Funds, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Funds, will do so at the average share price for all transactions related to that order in that security on that business day. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

For the fiscal years ended November 30, 2004, 2003, and 2002 the Funds paid total brokerage commissions to independent broker-dealers as follows:



                FUND                     2004          2003           2002
          ----------------------------------------------------------------------
          America's Value Fund        $    269,630   $    139,189   $     57,623*
          Growth Opportunities Fund   $  1,868,067   $  1,383,800   $  1,237,574
          Large-Cap Core Fund         $    411,259   $    377,180   $    956,806
          Small-Cap Value Fund        $  3,448,334   $  2,247,526   $  2,875,463



            *the period from December 19, 2001 to November 30, 2001.


                                       7.
                                CLASSES OF SHARES

Each Fund offers investors different classes of shares as described in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.


Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent registered public accounting firm, the approval of a contract with a principal underwriter and the election of directors from the separate voting requirements.


The Company's By-Laws provide that a Fund shall not hold meetings of its shareholders in any year unless one or more matters are required to be acted on by shareholders under the Act, or unless called by a majority of the Board or by shareholders holding at least one quarter of the stock of the Funds' outstanding and entitled to vote at the meeting.


CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under "Net Asset Value Purchases of Class A Shares." If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares on or before the 12(h) month after the month in which you buy them (24th month, if the shares were purchased prior to November 1, 2004), you may pay a contingent deferred sales charge ("CDSC") of 1%.


CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the each Fund's Prospectus.

CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares after the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect.

Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay a CDSC of 1% to Lord Abbett Distributor. Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the Class C shares are described in the each Fund's Prospectus.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan, applicable to the Class P shares, is described in each Fund's Prospectus. Class P shares are available to a limited number of investors.

RULE 12b-1 PLANS
CLASS A, B, C, AND P. Each Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the Fund classes offered in this
SAI: the "A Plan," the "B Plan," the "C Plan," and the "P Plan," respectively. The principal features of each Plan are described in the Prospectuses; however, this SAI contains additional information that may be of interest to investors. Each Plan is a compensation plan, allowing each class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs. In adopting each Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that each Plan will benefit its respective class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Each Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Funds. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under each Plan as described in the Prospectuses for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Funds.


The amounts paid by each Fund to Lord Abbett Distributor pursuant to the A Plan for the fiscal year ended November 30, 2004, including payments Lord Abbett Distributor forwarded under the A Plan to dealers and other agents were:



America's Value Fund        $    922,936
Growth Opportunities Fund   $  2,103,113
Large-Cap Core Fund         $  1,087,218
Small-Cap Value Fund        $  2,584,467



The amounts paid by each Fund to Lord Abbett Distributor pursuant to the B Plan for the fiscal year ended November 30, 2004, including payments Lord Abbett Distributor forwarded to dealers and other agents under the B Plan were:



America's Value Fund        $    161,680
Growth Opportunities Fund   $    991,198
Large-Cap Core Fund         $    831,064
Small-Cap Value Fund        $  1,824,952



The amounts paid by each Fund to Lord Abbett Distributor pursuant to the C Plan for the fiscal year ended November 30, 2004, including payments Lord Abbett Distributor forwarded to dealers and other agents under the C Plan were:



America's Value Fund        $    138,253
Growth Opportunities Fund   $    852,757
Large-Cap Core Fund         $    383,609
Small-Cap Value Fund        $    828,767



The amounts paid by each Fund to Lord Abbett Distributor pursuant to the P Plan for the fiscal year ended November 30, 2004, including payments Lord Abbett Distributor forwarded to dealers and other agents under the P Plan were

America's Value Fund        $        855
Growth Opportunities Fund   $     37,916
Large-Cap Core Fund         $        866
Small-Cap Value Fund        $    372,003



Each Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Plans should be continued. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside Directors"), cast in person at a meeting called for the purpose of voting on the Plan. The sole Director who bears an indirect financial interest in the operation of the Plan is Thomas J. Neff. Mr. Neff, an independent director of the Fund, also is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $1.98 billion in revenue in fiscal 2003. Hewitt Financial Services LLC, a subsidiary of Hewitt Associates, Inc., may receive payments from the 12b-1 Plans of the Fund and/or other Lord Abbett-sponsored Funds. In the most recent twelve months, Hewitt Financial Services LLC received 12b-1 payments totaling less than $100,000 from all of the Lord Abbett-sponsored Funds in the aggregate. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Directors including a majority of the outside Directors. As long as the Plans are in effect, the selection or nomination of outside Directors is committed to the discretion of the outside Directors.


Payments made pursuant to a Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. A Plan terminates automatically if it is assigned. In addition, each Plan may be terminated at any time by vote of a majority of the outside Directors or by vote of a majority of the outstanding voting securities of such class.

CONTINGENT DEFERRED SALES CHARGES. A CDSC applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.


CLASS A SHARES. As stated in the Prospectuses, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a one-time distribution fee of up to 1% has been paid if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 12 months (24 months if the shares were purchased prior to November 1, 2004) from the end of the month in which the original sale occurred.


CLASS B SHARES. As stated in the Prospectuses, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to each Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, each Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

ANNIVERSARY OF THE DAY ON                      CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER WAS ACCEPTED          ON REDEMPTIONS (AS % OF AMOUNT SUBJECT TO CHARGE)
-------------------------------------          -------------------------------------------------
Before the 1st                                 5.0%
On the 1st, before the 2nd                     4.0%
On the 2nd, before the 3rd                     3.0%
On the 3rd, before the 4th                     3.0%
On the 4th, before the 5th                     2.0%
On the 5th, before the 6th                     1.0%
On or after the 6th anniversary                None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectuses, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge also will be collected by Lord Abbett Distributor.

GENERAL. The percentage (1% in the case of Class A and Class C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."


With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with a Fund and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A shares, the CDSC is received by the Fund (if the purchase was made prior to October 1, 2004) or by Lord Abbett Distributor (if the purchase wsa made on or after October 1, 2004) and is intended to reimburse all or a portion of the amount paid by the Fund or Lord Abbett Distributor, as the case may be, if the shares are redeemed before the Fund or Lord Abbett Distributor has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B and Class C shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B and Class C shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B or C Plan distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares that, together with exchanged shares, have been held continuously for 12 months (24 months if the shares were purchased prior to November 1, 2004) from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and
(b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.


WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser. A Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund. We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary based on a Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $50,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $50,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

In addition, it may not be suitable for you to place an order for Class B or Class C shares for Retirement and Benefit Plans with at least 100 eligible employees or for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $50,000. If you plan to invest more than $50,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement and Benefit Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Services For Fund Investors" in the Prospectuses for more information about the 12% annual waiver of the CDSC for Class B shares. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.

HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and Class B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Funds and Class C shareholders.

                                       8.
                       PURCHASES, REDEMPTIONS AND PRICING


Information concerning how we value Fund shares is contained in the Prospectuses under "Purchases" and "Redemptions." The Funds' Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see the Prospectus under "Purchases".


Under normal circumstances we calculate a Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board.


All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board as described in the Prospectus.


NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectuses, our Class A shares may be purchased at net asset value under the following circumstances: a) purchases of $1 million or more, b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, c) purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with a Fund and/or Lord Abbett Distributor specifically for such purchases, d) purchases made with dividends and distributions on Class A shares of another Eligible Fund, e) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares, f) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, g) purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called "mutual fund wrap account programs"), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases, h) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, i) purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or (j) purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client's account for all or a specified number of securities transactions, including purchases of mutual fund shares in the account during a certain period.


Class A shares also may be purchased at net asset value i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, ii) in connection with a merger, acquisition or other reorganization, iii) by employees of our shareholder servicing agent, or iv) by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of the directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Funds have a business relationship, or purchases through a broker-dealer that has entered a special written arrangement with Lord Abbett Distributor under which the broker-dealer makes NAV purchases available to investors in a mutual fund undergoing a liquidation and dissolution of the mutual fund, so long as i) such NAV purchases are made within 30 calendar days of the liquidation and dissolution of the mutual fund, ii) the investor paid sales charges on the liquidating mutual funds' shares in accordance with such mutual funds' disclosure, and iii) such purchases are limited to an amount not more than the investor's proceeds from such liquidation and dissolution rounded to the next higher $1,000 increment.


EXCHANGES. Each Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund meeting certain criteria set by Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of a Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by a Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. We reserve the right to reject or restrict any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. We can revoke or modify the privilege for all shareholders upon 60 days' written notice.

"Eligible Funds" are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except Lord Abbett Series Fund, Inc. ("LASF"). The exchange privilege will not be available with respect to any otherwise "Eligible Funds," the shares of which at the time are not available to new investors of the type requesting the exchange.


The other funds and series that participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Municipal Income Fund and Lord Abbett Municipal Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")] have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B and the Class C shares. Thus, if shares of a Lord Abbett-sponsored fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett-sponsored funds, in the case of the Class A shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B and the Class C shares. Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.


LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectuses, Purchasers (as defined in the Prospectuses) may invest $50,000/$100,000 or more over a 13-month period in Class A, B, C, and P shares of any Eligible Fund. Such Class A, B, C, and P shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for new purchases of Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectuses, Purchasers (as defined in the Prospectus) may aggregate their investments in Class A, B, C, and P shares of any Eligible Fund so that a current investment, plus the Purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectuses for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectuses, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or Class C shares and $25,000 in the case of Class B shares. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.


PURCHASES THROUGH FINANCIAL INTERMEDIARIES. Each Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of a Fund or Lord Abbett Distributor. Each Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES. As described in each Fund's prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers") in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this statement of additional information, the Dealers to whom Lord Abbett or Lord Abbett Distributor makes revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) were as follows:



   A.G. Edwards & Sons, Inc.                                Piper Jaffrey & Co.
   Advest, Inc.                                             Protective Life Insurance Company
   B.C. Ziegler and Company                                 Prudential Investment Management Services LLC
   Bodell Overcash Anderson & Co., Inc.                     RBC Dain Rauscher
   Cadaret, Grant & Co., Inc.                               Raymond James & Associates, Inc.
   Edward D. Jones & Co.                                    Raymond James Financial Services, Inc.
   Family Investors Company                                 Citigroup Global Markets, Inc.
   James I. Black & Co.                                     Sun Life Assurance Company of Canada
   Legg Mason Wood Walker, Inc.                             UBS Financial Services Inc.
   McDonald Investments Inc.                                Wachovia Securities, LLC
   Merrill Lynch, Pierce, Fenner & Smith Incorporated
       (and/or certain of its affiliates)



For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals. Thomas J. Neff, an independent [director/trustee] of the Fund, is a director of Hewitt Associates, Inc. and owns less than .01 of 1% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $1.98 billion in revenue in fiscal 2003. Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from the Fund and/or other Lord Abbett-sponsored funds. In the most recent twelve months, Hewitt Associates LLC received recordkeeping payments totaling less than $100,000 from all of the Lord Abbett-sponsored Funds in the aggregate.


REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of a Fund's shareholders to make redemption payments wholly in cash, a Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                              TAXATION OF THE FUNDS


Each Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that a Fund receives and distributes to you is subject to a reduced tax rate of 15% (5% if you are in the 10% or 15% tax brackets) if you meet the general requirement of having held your Fund shares for more than 60 days, and you satisfy certain other requirements.

Dividends paid by a Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares. A Fund's net capital losses for any year cannot be passed through to you but can be carried forward for a period of years to offset the Fund's capital gains in those years. To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as long term capital gains dividends.

Dividends paid by a Fund to corporate shareholders may qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in reduction to the basis of your shares in a Fund if the dividend constitutes an extraordinary dividend at the Fund level.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.


Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.


At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.


If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities.


Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service.

Certain investment practices that a Fund may utilize, such as investing in options, futures, forward contracts, short sales, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.


A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that a Fund will not be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.


You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions ("backup withholding"). Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.


The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds. The Company has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett Distributor, as the Funds' principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares of the Company as follows:


                                  FISCAL YEAR ENDED NOVEMBER 30
                             ----------------------------------------
                                 2004          2003           2002
                             ------------  ------------  ------------
Gross sales charge           $ 16,852,567  $  7,659,734  $  5,010,196
Amount allowed to dealers    $  2,687,230  $  1,195,231  $  4,246,063
                             ------------  ------------  ------------
Net commissions received
by Lord Abbett Distributor   $ 14,165,337  $  6,464,503  $    764,133
                             ============  ============  ============



In addition, Lord Abbett Distributor, as the Funds' (Trust's) principal underwriter, received the following compensation for the fiscal year ended November 30, 2004:



                                            BROKERAGE
                           COMPENSATION     COMMISSIONS
                           ON REDEMPTION    IN CONNECTION             OTHER
                           AND REPURCHASE   WITH FUND TRANSACTIONS    COMPENSATION
                           --------------   ----------------------    ---------------
Class A                    $  0.0                  $  0               $  1,908,140.21

Class B                    $  0.0                  $  0               $        984.53*

Class C                    $  0.0*                 $  0               $      1,499.08*

Class P                    $  0.0                  $  0               $        904.37


* Excludes 12b-1 payments and CDSC fees received during the first year of the associated investment as repayment of fees advanced by Lord Abbett Distributor to Broker/Dealers at the time of sale.

                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of Fund shares at the end of the measurement period. Each Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectuses. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the total return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to a Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to a Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). For Class P shares, total returns are shown at net asset value.


Using the computation methods described above the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of November 30, 2004, for each Fund, per class, for one, five, and ten years, or the life of Fund, where applicable. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Certain qualified dividends received by each Fund and distributed to you, will be subject to a reduced tax rate and not the ordinary tax rate. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before- and after-tax returns are provided for Class A shares for the Funds. The after-tax returns for the other classes of shares not shown in the table will vary from those shown. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



                                     1 YEAR          5 YEARS           10 YEARS     LIFE OF FUND
                                     ------          -------           --------     ------------
GROWTH OPPORTUNITIES FUND
Class A Shares Before Taxes            1.27%         -0.64%            -            10.67% (8/1/95)
Class A Shares After
  Taxes on Distributions               1.27%         -0.72%            -             9.10% (8/1/95)
Class A Shares After Taxes on
  Distributions and Sale of
  Fund  Shares                         0.82%         -0.59%            -             8.31% (8/1/95)
Class B Shares                         2.80%         -0.26%            -            10.07% (10/16/98)
Class C Shares                         6.86%         -0.05%            -             9.57% (10/19/98)
Class P Shares                         7.42%          -                -            -2.52% (8/15/00)

LARGE-CAP CORE FUND
Class A Shares Before Taxes            7.89%          3.15%            12.04%        --
Class A Shares After
  Taxes on Distributions               7.81%          2.52%            10.41%        --
Class A Shares After Taxes on
  Distributions and Sale of
  Fund Shares                          5.12%          2.34%             9.57%         --
Class B Shares                         9.75%          3.56%             -           10.00% (8/1/96)
Class C Shares                        13.75%          3.78%             -            8.47% (4/1/97)
Class P Shares                        19.78%          3.51%             -            4.15% (4/28/99)

SMALL-CAP VALUE FUND
Class A Shares Before Taxes           15.83%         17.16%             -           15.88% (12/13/95)

Class A Shares After
  Taxes on Distributions              14.41%         16.19%            -            14.93% (12/13/95)
Class A Shares After Taxes on
  Distributions and Sale of           11.06%         14.67%            -            13.74% (12/13/95)
  Fund Shares
Class B Shares                        18.17%         17.72%            -            14.79%(11/15/96)
Class C Shares                        22.19%         17.85%            -            14.19% (4/1/97)
Class P Shares                        22.84%         18.49%            -            15.84% (6/23/99)

AMERICA'S VALUE FUND
Class A Shares Before Taxes           13.35%         -                 -             6.58% (12/27/01)
Class A Shares After
  Taxes on Distributions              12.70%         -                 -             5.98% (12/27/01)
Class A Shares After Taxes on
  Distributions and Sale of
  Fund  Shares                         8.78%         -                 -             5.28% 912/27/01)
Class B Shares                        15.50%         -                 -             7.18% (12/27/01)
Class C Shares                        19.50%         -                 -             8.10% (12/27/01)
Class P Shares                        20.21%         -                 -             8.71% (12/27/01)


These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services, and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS


The financial statements incorporated herein by reference from the Lord Abbett Research Fund, Inc. - Growth Opportunities Fund, Large-Cap Core Fund, Small-Cap Value Series, and America's Value Fund 2004 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                   APPENDIX A
                      FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings or related information under the circumstances described above under Investment Policies - Policies and Procedures Governing Disclosure of Portfolio Holdings:



                                                                              PORTFOLIO COMMENTARIES,
                                                                             FACT SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS       ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                  (ITEM #2)*
ABN-AMRO Asset Management                                                             Monthly
ADP Retirement Services                                                               Monthly
AG Edwards                                                                            Monthly
AIG SunAmerica                                                                        Monthly
Allstate Life Insurance Company                                                       Monthly
Alpha Investment Consulting Group LLC                                                 Monthly
American Express Retirement Services                                                  Monthly
American United Life Insurance Company                                                Monthly
AMG Data Services                                                                     Monthly
Amivest Capital Management                                                            Monthly
Amvescap Retirement                                                                   Monthly
AON Consulting                                                                        Monthly
Arnerich Massena & Associates, Inc.                      Monthly                      Monthly
Asset Performance Partners                               Monthly                      Monthly
Asset Strategies Portfolio Services, Inc.                                             Monthly
AXA Financial, Inc.                                                                   Monthly
Bank of America Corporation                                                           Monthly
Bank of New York                                         Monthly                      Monthly
Bank of Oklahoma                                                                      Monthly
Bank One                                                                              Monthly
Becker, Burke Associates                                 Monthly                      Monthly
Bell GlobeMedia Publishing Co.                           Monthly
Bellwether Consulting                                                                 Monthly
Berthel Schutter                                         Monthly                      Monthly
Bloomberg L.P. (fixed income trading system)              Daily
Brown Brothers Harriman                                                               Monthly
Buck Consultants, Inc.                                                                Monthly
Callan Associates, Inc.                                  Monthly                      Monthly
Cambridge Associates LLC                                 Monthly                      Monthly
Cambridge Financial Services                                                          Monthly
Ceridian                                                                              Monthly
Charles Schwab & Co                                                                   Monthly
Chicago Trust Company                                                                 Monthly
CIBC Oppenheimer                                                                      Monthly
Citigroup                                                 Daily
CitiStreet Retirement Services                                                        Monthly
Clark Consulting                                                                      Monthly
Columbia Funds                                                                        Monthly
Columbia Management Group                                                             Monthly

                                                                              PORTFOLIO COMMENTARIES,
                                                                             FACT SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS       ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                  (ITEM #2)*
Columbia Trust Company                                                                Monthly
Concord Advisory Group Ltd.                              Monthly                      Monthly
Consulting Services Group, LP                                                         Monthly
Copic Financial                                                                       Monthly
CPI Qualified Plan Consultants                                                        Monthly
CRA Rogers Casey                                                                      Monthly
Curcio Webb                                              Monthly                      Monthly
D.A. Davidson                                                                         Monthly
Dahab Assoc.                                                                          Monthly
Daily Access                                                                          Monthly
Defined Contribution Advisors, Inc.                                                   Monthly
Delaware Investment Advisors                                                          Monthly
Deliotte & Touche LLP (Funds' independent                Annually                     Annually
auditors)
DeMarche Associates, Inc.                                Monthly                      Monthly
DiMeo Schneider & Associates                                                          Monthly
Disabato Associates, Inc.                                                             Monthly
Diversified Investment Advisors, Inc.                                                 Monthly
EAI                                                                                   Monthly
Edward Jones & Co.                                                                    Monthly
Ennis, Knupp & Associates                                                             Monthly
Factset Research Systems Inc. (quantitative               Daily
analytics for Funds)
Federated Investments                                                                 Monthly
Fidelity Capital Technology, Inc. (corporate              Daily
action tracking)
Fidelity Investments                                                                  Monthly
Fifth Third Bank                                                                      Monthly
First Mercantile Trust Co.                                                            Monthly
FleetBoston Financial Corp.                                                           Monthly
Franklin Templeton                                                                    Monthly
Freedom One Financial Group                              Monthly
Freedom One Investment Advisors                                                       Monthly
Frost Bank                                                                            Monthly
Fuji Investment Management Co., Ltd.                                                  Monthly
Fund Evaluation Group, Inc.                              Monthly                      Monthly
Goldman Sachs                                                                         Monthly
Great-West Life and Annuity Insuance Company                                          Monthly
Greenwich Associates                                                                  Monthly
Hartford Life Insurance Company                                                       Monthly
Hartland & Co.                                           Monthly                      Monthly
Hewitt Associates, LLC                                   Monthly                      Monthly
Hewitt Investment Group                                  Monthly                      Monthly
Highland Consulting Associates, Inc.                                                  Monthly
Holbien Associates, Inc.                                                              Monthly

                                                                              PORTFOLIO COMMENTARIES,
                                                                             FACT SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS       ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                  (ITEM #2)*
Horace Mann Life Insurance Company                                                    Monthly
HSBC Bank USA N.A.                                                                    Monthly
ICMA Retirement Corp.                                                                 Monthly
ING                                                                                   Monthly
Institutional Shareholder Services, Inc.                  Daily
(proxy voting administrator)
Interactive Data Corporation (pricing vendor)             Daily
Intuit                                                                                Monthly
INVESCO Retirement Services                                                           Monthly
Invesmart                                                                             Monthly
Investment Consulting Services, LLC                                                   Monthly
Inviva                                                                                Monthly
Jefferson National Life Insurance Company                                             Monthly
Jeffrey Slocum & Associates, Inc.                        Monthly                      Monthly
JP Morgan Consulting                                                                  Monthly
JP Morgan Fleming Asset Management                                                    Monthly
JP Morgan Investment Management                                                       Monthly
Kirkpatrick & Lockhart LLP (Counsel to Lord,                                          Monthly
Abbett & Co. LLC)
Legacy Strategic Asset Mgmt. Co.                                                      Monthly
Legg Mason                                                                            Monthly
Lincoln Financial                                                                     Monthly
Lipper Inc., a Reuters Company                           Monthly
LPL Financial Services                                                                Monthly
Manulife Financial / John Hancock Financial              Monthly                      Monthly
Services
Marco Consulting Group                                                                Monthly
Marquette Associates, Inc.                               Monthly                      Monthly
MassMutual Financial Group                                                            Monthly
McDonald                                                                              Monthly
Meketa Investment Group                                                               Monthly
Mellon Employee Benefit Solutions                                                     Monthly
Mellon Human Resources & Investor Solutions                                           Monthly
Mercer HR Services                                                                    Monthly
Mercer Investment Consulting                                                          Monthly
Merrill Lynch                                                                         Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.              Monthly
MetLife                                                                               Monthly
MetLife Investors                                                                     Monthly
MFS Retirement Services, Inc.                                                         Monthly
MFS/Sun Life Financial Distributors, Inc.                                             Monthly
(MFSLF)
Midland National Life                                                                 Monthly
Milliman & Robertson Inc.                                                             Monthly
Minnesota Life Insurance Company                                                      Monthly

                                                                              PORTFOLIO COMMENTARIES,
                                                                             FACT SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS       ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                  (ITEM #2)*
Monroe Vos Consulting Group, Inc.                                                     Monthly
Morgan Keegan                                                                         Monthly
Morgan Stanley Dean Witter                                                            Monthly
MorganStanley                                                                         Monthly
Morningstar Associates, Inc. / Morningstar,      Monthly (with 1 month lag)           Monthly
Inc.
National City Bank                                                                    Monthly
Nationwide Financial                                                                  Monthly
NCCI Holdings, Inc.                                                                   Monthly
New England Pension Consultants                          Monthly                      Monthly
Newkirk Products, Inc.                                   Monthly
New York Life Investment Management                                                   Monthly
Nordstrom Pension Consulting (NPC)                                                    Monthly
NY Life Insurance Company                                                             Monthly
Oxford Associates                                                                     Monthly
Palmer & Cay Investment Services                                                      Monthly
Paul L. Nelson & Associates                                                           Monthly
Peirce Park Group                                                                     Monthly
Pension Consultants, Inc.                                                             Monthly
PFE Group                                                                             Monthly
PFM Group                                                                             Monthly
PFPC, Inc.                                                                            Monthly
Phoenix Life Insurance Company                                                        Monthly
Piper Jaffray                                                                         Monthly
PNC Advisors                                                                          Monthly
Portfolio Evaluations, Inc.                                                           Monthly
Prime, Buchholz & Associates, Inc.                                                    Monthly
Princeton Financial Systems, Inc. (portfolio              Daily
administration system)
Protective Life Corporation                                                           Monthly
Prudential Financial                                                                  Monthly
Prudential Insurance Company of America                                               Monthly
Prudential Securities, Inc.                                                           Monthly
Putnam Fiduciary Trust Company                           Monthly
Putnam Investments                                                                    Monthly
R.V. Kuhns & Associates, Inc.                                                         Monthly
Raymond James Financial, Inc.                                                         Monthly
RBC Dain Rauscher                                                                     Monthly
Reuters America, Inc.                                     Daily
Rocaton Investment Advisors, LLC                                                      Monthly
Ron Blue & Co.                                                                        Monthly
Roszel Advisors, LLC (MLIG)                                                           Monthly
Schwab Corporate Services                                Monthly
Scudder Investments                                                                   Monthly
Segal Advisors                                                                        Monthly

                                                                              PORTFOLIO COMMENTARIES,
                                                                             FACT SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS       ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                  (ITEM #2)*
SEI Investment                                                                        Monthly
SG Constellation, LLC                                    Monthly
Shields Associates                                                                    Monthly
Smith Barney                                                                          Monthly
Spagnola-Cosack, Inc.                                                                 Monthly
Standard & Poor's                                         Daily                       Monthly
Stanton Group                                                                         Monthly
State Street Bank and Trust Company (Funds'               Daily
custodian and accounting agent)
Stearne, Agee & Leach                                                                 Monthly
Stephen's, Inc.                                                                       Monthly
Stifel Nicolaus                                                                       Monthly
Strategic Advisers, Inc.                                 Monthly
Strategic Insight                                        Monthly
Strategic Investment Solutions                                                        Monthly
Stratford Advisory Group, Inc.                           Monthly                      Monthly
Summit Strategies Group                                                               Monthly
T. Rowe Price Associates, Inc.                                                        Monthly
TD Asset Management                                                                   Monthly
The 401k Company                                                                      Monthly
The Carmack Group, Inc.                                                               Monthly
The MacGregor Group, Inc. (equity trading                 Daily
system)
The Managers Fund                                                                     Monthly
The Manufacturers Life Ins. Co.                          Monthly
The Vanguard Group                                                                    Monthly
Thomson Financial Research (past performance             Monthly
hypotheticals)
Towers Perrin                                                                         Monthly
Transamerica Retirement Services                                                      Monthly
Travelers Life and Annuity Company                                                    Monthly
UBS (Luxembourg) S.A.
UBS- Prime Consulting Group                                                           Monthly
UMB Bank                                                                              Monthly
Union Bank of California                                                              Monthly
US Bank                                                                               Monthly
USI Retirement                                                                        Monthly
Valic                                                                                 Monthly
Victory Capital Management                                                            Monthly
Vestek Systems, Inc.                                     Monthly
Wachovia Bank                                                                         Monthly
Wall Street Source                                        Daily
Watson Wyatt Worldwide                                                                Monthly
Welch Hornsby & Welch                                                                 Monthly
Wells Fargo                                                                           Monthly
William M. Mercer Consulting Inc.                                                     Monthly
Wilmer Cutler Pickering Hale and Dorr LLP                                             Monthly

                                                                              PORTFOLIO COMMENTARIES,
                                                                             FACT SHEETS, PERFORMANCE
                                                    PORTFOLIO HOLDINGS       ATTRIBUTION INFORMATION
                                                        (ITEM #1)*                  (ITEM #2)*
(Counsel to the Independent Board of
Directors/ Trustees)
Wilshire Associates, Inc.                                                             Monthly
Wurts & Associates, Inc.                                 Monthly                      Monthly
Wyatt Investment Consulting, Inc.                                                     Monthly
Yanni Partners, Inc.                                                                  Monthly


----------

   *This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                   APPENDIX B


MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                   APPENDIX C

                                                               DECEMBER 31, 2004

                             LORD, ABBETT & CO. LLC
                      PROXY VOTING POLICIES AND PROCEDURES
                                  INTRODUCTION


         Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

         The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall
(i) monitor the actions of Lord Abbett in voting securities owned by the Funds;
(ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.


         Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.


SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.


         Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided NOT to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.


               The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.


               Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory

Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

         For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed NOT to follow the recommendations of ISS.


                       SUMMARY OF PROXY VOTING GUIDELINES

         Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.


ELECTION OF DIRECTORS


         Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

         There are some actions by directors that may result in votes being withheld. These actions include:

               1) Attending less than 75% of board and committee meetings without a valid excuse.

               2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

               3) Failing to act on takeover offers where a majority of shareholders tendered their shares.

               4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

               5)   Failing to replace management as appropriate.


         We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

         We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

         We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

               1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

               2)   Management's rationale for why the repricing is necessary.

               3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

               4) Other factors, such as the number of participants, term of option, and the value for value exchange.

     In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

CUMULATIVE VOTING

         We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

         There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

         On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

SUPERMAJORITY VOTING

         Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

         Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

         Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

       - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

       -  No dead-hand or no-hand pills.

       - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

       - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

                                  SOCIAL ISSUES

         It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

LORD ABBETT


STATEMENT OF ADDITIONAL INFORMATION                                APRIL 1, 2005


                         LORD ABBETT RESEARCH FUND, INC.
                              AMERICA'S VALUE FUND
                            GROWTH OPPORTUNITIES FUND
                               LARGE-CAP CORE FUND
                              SMALL-CAP VALUE FUND
                                (CLASS Y SHARES)


This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectuses for Lord Abbett Large-Cap Core Fund ("Large-Cap Core Fund") (formerly known as "Large-Cap Series") and Small-Cap Value Series ("Small-Cap Value Fund"), for Lord Abbett Growth Opportunities Fund ("Growth Opportunities Fund") and for Lord Abbett America's Value Fund ("America's Value Fund") (each individually a "Fund" or, collectively, the "Funds"), dated April 1, 2005.


Shareholder account inquiries should be made by directly contacting the Funds or by calling 800-821-5129. The Annual Reports to Shareholders contain additional performance information and is available without charge, upon request by calling 800-874-3733. In addition, you can make inquiries through your dealer.


                  TABLE OF CONTENTS                                                     PAGE
                  1.       Fund History                                                 2

                  2.       Investment Policies                                          2

                  3.       Management of the Funds                                      12

                  4.       Control Persons and Principal Holders of Securities          22
                  5.       Investment Advisory and Other Services                       23
                  6.       Brokerage Allocations and Other Practices                    27
                  7.       Classes of Shares                                            29

                  8.       Purchases, Redemptions, and Pricing                          29
                  9.       Taxation of the Funds                                        31

                  10.      Underwriter                                                  33

                  11.      Performance                                                  33

                  12.      Financial Statements                                         35

                           Appendix A - Portfolio Information Recipients                36

                           Appendix B - Bond Ratings                                    42
                           Appendix C - Proxy Voting Policies and Procedures            44

                                       1.
                                  FUND HISTORY

Lord Abbett Research Fund, Inc. (the "Company") was incorporated in Maryland on April 6, 1992. The Company has 1,000,000,000 authorized capital stock, $0.001 par value. The Company has four funds or series (each a "Fund"), all of which are offered by this SAI: America's Value Fund, Growth Opportunities Fund, Large-Cap Core Fund, and Small-Cap Value Fund. The Funds are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "Act"). Each Fund consists of five classes of shares: Class A, Class B, Class C, Class P, and Class Y. The Board of Directors will allocate the authorized shares of capital stock among the Funds and classes from time to time. Only shares of Class Y are offered by this SAI.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Fund's investment objective in the Prospectus cannot be changed without approval of a majority of the Fund's outstanding shares. Each Fund is also subject to the following fundamental investment restrictions that cannot be changed for a Fund without approval of a majority of that Fund's outstanding shares.

Each Fund may not:

   (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law;

   (2) pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund's investment policies as permitted by applicable law);

   (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

   (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

   (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

   (6) with respect to 75% of each Fund's gross assets, buy securities of one issuer representing more than (i) 5% of each Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of such issuer;

   (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

   (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction with which the Fund must comply on a continuous basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to each Fund's investment objective in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Directors (the "Board") without shareholder approval.


Each Fund may not:

   (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

   (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A"), determined by Lord Abbett to be liquid, subject to the oversight of the Board;

   (3) invest in securities issued by other investment companies except to the extent permitted by applicable law (except that Large-Cap Core Fund, Small-Cap Value Fund and Growth Opportunities Fund may not rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act);

   (4) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange) or a foreign exchange);

   (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

   (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its Prospectus and SAI, as they may be amended from time to time; or

   (7) buy from or sell to any of the Company's officers, directors, employees, or its investment adviser or any of the adviser's officers, partners or employees, any securities other than Company shares.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.


PORTFOLIO TURNOVER RATE. For the fiscal years ended November 30, 2004 and 2003, the portfolio turnover rates were 90.23% and 78.58%, respectively, for Growth Opportunities Fund; 47.14% and 34.98%, respectively, for Large-Cap Core Fund; 67.04% and 66.11%, respectively, for Small-Cap Value Fund.

For the fiscal year ended November 30, 2004 and 2003, the portfolio turnover rates were 21.81% and 28.71%, respectively, for America's Value Fund.


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks.

BORROWING MONEY. Each Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securites. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

DEBT SECURITIES. Consistent with their respective investment objectives, each Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer's financial condition. When interest rates rise or the issuer's financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.

DEPOSITARY RECEIPTS. Each Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks. ADRs are not considered to be foreign securities for purposes of each Fund's limitation on investments in foreign securities.


FOREIGN CURRENCY TRANSACTIONS. In accordance with each Fund's investment objective and policies, the Funds may, but are not required to, engage in various types of foreign currency exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates. The Funds may employ a variety of investments and techniques, including spot and forward Foreign Exchange transactions, currency swaps, listed or OTC options on currencies, and currency futures and options on currency futures (collectively, "Foreign Exchange"). Currently, the Funds generally do not intend to hedge most currency risks.

Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot Foreign Exchange transactions are similar but require current, rather than future, settlement. Currency futures are similar to forward Foreign Exchange transactions except that futures are standardized, exchange-traded contracts. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Funds may engage in transactions in options on currencies either on exchanges or OTC markets.

Each Fund will not speculate in Foreign Exchange transactions. Accordingly, each Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. Each Fund may, however, hedge a currency by entering into a Foreign Exchange transaction in a currency other than the currency being hedged (a "cross-hedge"). Each Fund will only enter into a cross-hedge if Lord Abbett believes that (i) there is a high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be more cost-effective or provide greater liquidity than executing a similar hedging transaction in the currency being hedged.

Foreign Exchange transactions involve substantial risks. Although the Funds will use Foreign Exchange transactions to hedge against adverse currency movements, Foreign Exchange transactions involve the risk that anticipated currency movements will not be accurately predicted and that the Funds' hedging strategies will be ineffective. To the extent that the Funds hedge against anticipated currency movements that do not occur, the Funds may realize losses. Foreign Exchange transactions may subject the Funds to the risk that the counterparty will be unable to honor its financial obligation to the Funds, and the risk that relatively small market movements may result in large changes in the value of a Foreign Exchange instrument. If the Funds cross-hedge, the Funds will face the risk that the Foreign Exchange instrument purchased will not correlate as expected with the position being hedged.


FOREIGN SECURITIES. Each Fund may invest in foreign securities in accordance with its investment objectives and policies. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

  - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.
  - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.
  - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
  - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.
  - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.
  - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.
  - Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.
  - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although each Fund has no current intention of doing so, each Fund may engage in futures and options on futures transactions in accordance with its investment objective and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

The Funds may purchase and sell futures contracts, and purchase and write call and put options on futures contracts for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent a Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Funds may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

  - While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.
  - Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and the Fund may thus be exposed to additional risk of loss.
  - The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
  - Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund's net asset value.
  - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.
  - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

  - The counterparty to an OTC contract may fail to perform its obligations under the contract.

STOCK INDEX FUTURES. Although the Funds have no current intention of doing so, each Fund may seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays a good faith deposit.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Funds' portfolios, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if a Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when a Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

Stock Index Futures Contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, the Funds have not entered into any stock futures contracts and have no present intention to do so.

HIGH-YIELD OR LOWER-RATED DEBT SECURITIES. America's Value Fund may invest up to 30% of its assets in high-yield debt securities. High-yield debt securities (also referred to as "lower-rated debt securities" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, lower-rated debt securities:

  - have a higher risk of default and their prices can be much more volatile due to lower liquidity;

  - tend to be less sensitive to interest rate changes; and

  - pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the this market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett's research and analyses are an important ingredient in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Funds seek to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur. The Funds do not have any minimum rating criteria applicable to the fixed income securities in which it invests.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

  - Domestic and foreign securities that are not readily marketable.
  - Repurchase agreements and time deposits with a notice or demand period of more than seven days.
  - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of a Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. The Funds may invest in securities of other investment companies subject to limitations prescribed by the Act, except that Growth Opportunities Fund, Large-Cap Core Fund and Small Cap-Value Fund cannot rely on Sections 12(d)(1)(F) and (G). These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on any Fund investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

Each Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. A Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor's Depositary Receipt, commonly known as a "SPDR."

LISTED OPTIONS ON SECURITIES. Each Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices in accordance with its investment objective and policies. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. Each Fund may write covered call options that are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, a Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may also enter into "closing purchase transactions" in order to terminate their obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. Each Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. Each Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund's net assets. Each Fund may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund's total assets at the time an option is written.

The purchase and writing of options is a highly specialized activity that involves special investment risks. Each Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). If Lord Abbett is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and a Fund's portfolio securities, the Funds may incur losses. The use of options can also increase a Fund's transaction costs.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The America's Value Fund may invest in mortgage-related securites and may also invest in other asset-backed securities in connection with public or private offerings, or secondary market transactions. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

     MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. The principal governmental guarantor of mortgage-related securities is the "GNMA." GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (I.E., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Both are government-sponsored corporations owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are issued in multiple classes, each bearing a different stated maturity. Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

     COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.


     MORTGAGE DOLLAR ROLLS. The Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. Such transactions are treated as financing transactions for financial reporting purposes. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.


     STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Funds to lose money. The value of a PO class generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon bearing bonds of the same maturity.

     OTHER ASSET-BACKED SECURITIES. The Funds may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. In addition to prepayment risks, these securities present credit risks that are not inherent in mortgage-related securities.

PREFERRED STOCK, WARRANTS AND RIGHTS. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders, but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises ("U.S. Government Securities") having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit a Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.


REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund generally receives cash equal to 98% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Each Fund will attempt to minimize this risk by managing its duration. Each Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.


SECURITIES LENDING. Each Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of a Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government Securities or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned. A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of a Fund.

By lending portfolio securities, a Fund can increase income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering a Fund's securities if the borrower defaults.

SHORT SALES. Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

STRUCTURED SECURITIES. The America's Value Fund may invest up to 5% of its net assets in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of specific underlying securities, currencies, interest rates, commodities, indices, credit default swaps, or other financial indicators (the "Reference"), or to relative changes in two or more References. The interest rate or principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference or certain specified events. Structured securities may be positively or negatively indexed with the result that the appreciation of the Reference may produce an increase or decrease in the interest rate or the value of the security at maturity. The Fund typically may use these securities as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. These securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Changes in the value of structured securities may not correlate perfectly with the underlying asset, rate or index. The Fund could lose more than the principal amount invested.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectuses, each Fund is authorized temporarily invest a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. These securities include:

  - U.S. Government Securities.
  - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.
  - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.
  - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods

U.S. GOVERNMENT SECURITIES. Each Fund, in accordance with their investment objective and policies, may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds and certificates of indebtedness, that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

      SECURITIES OF GOVERNMENT SPONSORED ENTERPRISES. Each Fund may invest in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and Federal Home Loan Banks ("FHLBanks"). Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Both Fannie Mae and Freddie Mac are federally chartered public corporations owned entirely by their shareholders; the FHLBanks are federally chartered corporations owned by their member financial institutions. Although Fannie Mae, Freddie Mac, and the FHLBanks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the United States Government.

WHEN-ISSUED OR FORWARD TRANSACTIONS. Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund's custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date that could result in depreciation of the value of fixed-income when-issued securities. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. A Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.


POLICIES AND PROCEDURES GOVERNING DISCLOSURE OF PORTFOLIO HOLDINGS. The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis. Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. Except as noted in the three instances below, the Funds do not provide portfolio holdings to any third party until they are made available to the general public on Lord Abbett's website at www.LordAbbett.com or otherwise. The exceptions are as follows:

   1. The Funds may provide their portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent public accounting firms, counsel, etc.), as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis within 15 days following the end of the period, and (b) third party consultants on a monthly or calendar quarterly basis within 15 days following period-end for the sole purpose of performing their own analyses with respect to the Funds. The Funds may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Funds;

   2. The Funds may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of up to the ten largest portfolio positions, and/or portfolio performance attribution information as of the month-end within 15 days thereafter to certain Financial Intermediaries; and

   3. The Funds may provide their portfolio holdings or related information in response to governmental requests or subpoenas or in similar circumstances.

Before providing schedules of their portfolio holdings to a third party in advance of making them available to the general public, the Funds obtain assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings, and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Funds related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Funds and/or their investment strategies, or as otherwise agreed to among the parties. In addition and also in the case of other portfolio related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of each Fund approves these arrangements subject to the Board's review and oversight, and Lord Abbett provides reports at least semi-annually to the Board concerning them. The Board also reviews the Funds' policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at any time with the approval of the Board.

Neither the Funds, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Funds related to the Funds' portfolio holdings. For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Funds. Neither the Funds, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Funds or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons.

Lord Abbett's Compliance Department periodically reviews and evaluates Lord Abbett's adherence to the above policies and procedures, including the existence of any conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

FUND PORTFOLIO INFORMATION RECIPIENTS. Attached as Appendix A is a list of the third parties that may receive portfolio holdings information under the circumstances described above.


                                       3.
                             MANAGEMENT OF THE FUND

The Board is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As discussed fully below, the Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Company's investment adviser for each Fund.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.


                                       CURRENT POSITION
NAME, ADDRESS AND                      LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                          WITH COMPANY          DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-----------------                      -----------------     ----------------------                -------------------
ROBERT S. DOW                          Director and          Managing Partner and Chief            N/A
Lord, Abbett & Co. LLC                 Chairman since        Investment Officer of Lord Abbett
90 Hudson Street                       1996                  since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945


INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 50 portfolios or series.


                                       CURRENT POSITION
NAME, ADDRESS AND                      LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                          WITH FUND             DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-----------------                      -----------------     ----------------------                -------------------
E. THAYER BIGELOW                      Director since 1996   Managing General Partner, Bigelow     Currently serves as
Emmerling Communications                                     Media, LLC (since 2000); Senior       director of Adelphia
41 Madison Ave.                                              Adviser, Time Warner Inc. (1998 -     Communications, Inc.,
Suite 3810                                                   2000); Acting Chief Executive         Crane Co., and Huttig
New York, NY                                                 Officer of Courtroom Television       Building Products Inc.
Date of Birth: 10/22/1941                                    Network  (1997 - 1998); President
                                                             and Chief Executive Officer of Time
                                                             Warner Cable Programming, Inc.
                                                             (1991 - 1997).

WILLIAM H. T. BUSH                     Director since 1998   Co-founder and Chairman of the        Currently serves as
Bush-O'Donnell & Co., Inc.                                   Board of the financial advisory       director of Wellpoint
101 South Hanley Road                                        firm of Bush-O'Donnell & Company      Health Networks Inc.
Suite 1250                                                   (since 1986).                         (since 2002), and
St. Louis, MO                                                                                      Engineered Support
Date of Birth: 7/14/1938                                                                           Systems, Inc. (since
                                                                                                   2000).

ROBERT B. CALHOUN, JR.                 Director since 1998   Managing Director of Monitor          Currently serves as
Monitor Clipper Partners                                     Clipper Partners (since 1997) and     director of Avondale,
Two Canal Park                                               President of Clipper Asset            Inc. and Interstate
Cambridge, MA                                                Management Corp. (since 1991), both   Bakeries Corp.
Date of Birth: 10/25/1942                                    private equity investment funds.

JULIE A. HILL                          Director since 2004   Owner and CEO of the Hillsdale        Currently serves as
1280 Bison                                                   Companies, a business consulting      director of Wellpoint
Newport Coast, CA                                            firm (since 1998); Founder,           Health Networks Inc.;
Date of Birth: 7/16/1946                                     President and Owner of the            Resources Connection
                                                             Hiram-Hill and Hillsdale              Inc.; and Holcim (US)
                                                             Development Companies (1998 -         Inc. (a subsidiary of
                                                             2000).                                Holcim Ltd.)

FRANKLIN W. HOBBS                      Director since 2001   Former Chief Executive Officer of     Currently serves as
One Equity Partners                                          Houlihan Lokey Howard & Zukin, an     director of Adolph Coors
320 Park Ave.                                                investment bank (January 2002 -       Company.
New York, NY                                                 April 2003); Chairman of Warburg
Date of Birth: 7/30/1947                                     Dillon Read (1999 - 2001); Global
                                                             Head of Corporate Finance of SBC
                                                             Warburg Dillon Read (1997 - 1999);
                                                             Chief Executive Officer of Dillon,
                                                             Read & Co. (1994 - 1997).

C. ALAN MACDONALD                      Director since 1996   Retired - General Business and        Currently serves as
P.O. Box 4393                                                Governance Consulting (since 1992);   director of H.J. Baker
Greenwich, CT                                                formerly President and CEO of         (since 2003).
Date of Birth: 5/19/1933                                     Nestle Foods.

THOMAS J. NEFF                         Director since 1992   Chairman of Spencer Stuart (U.S.),    Currently serves as
Spencer Stuart                                               an executive search consulting firm   director of Ace, Ltd.
277 Park Avenue                                              (since 1996); President of Spencer    (since 1997) and Hewitt
New York, NY                                                 Stuart (1979-1996).                   Associates, Inc.
Date of Birth: 10/2/1937


OFFICERS
None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.


NAME AND                           CURRENT POSITION     LENGTH OF SERVICE         PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH COMPANY         OF CURRENT POSITION       DURING PAST FIVE YEARS
---------------                    ------------         -------------------       ----------------------
ROBERT S. DOW                      Chief Executive      Elected in 1996           Managing Partner and Chief Investment
(3/8/1945)                         Officer and                                    Officer of Lord Abbett (since 1996).
                                   President

JAMES BERNAICHE                    Chief Compliance     Elected in 2004           Chief Compliance Officer, joined Lord Abbett
(7/28/1956)                        Officer                                        in 2001; formerly Chief Compliance Officer
                                                                                  with Credit Suisse Asset Management.

ROBERT P. FETCH                    Executive Vice       Elected in 1997           Partner and Small-Cap Value Senior
(2/18/1953)                        President                                      Investment Manager, joined Lord Abbett in
                                                                                  1995.

KEVIN P. FERGUSON                  Executive Vice       Elected in 2001           Partner and Mid Cap Growth Investment
(10/3/1964)                        President                                      Manager, joined Lord Abbett in 1999;
                                                                                  formerly Portfolio Manager/Senior Vice
                                                                                  President at Lynch & Mayer, Inc.

ROBERT G. MORRIS                   Executive Vice       Elected in 1996           Partner and Director of Equity Investments,
(11/6/1944)                        President                                      joined Lord Abbett in 1991.

CHRISTOPHER J. TOWLE               Executive Vice       Elected in 2001           Partner and Investment Manager, joined Lord
(10/12/1957)                       President                                      Abbett in 1987.

EDWARD K. VON DER LINDE            Executive Vice       Elected in 2001           Partner and Investment Manager, joined Lord
(6/12/1960)                        President                                      Abbett in 1988.

PAUL J. VOLOVICH                   Vice President       Elected in 2004           Investment Manager-Large Cap Core Fund,
(1/25/73)                                                                         joined Lord Abbett in 1997.

TRACIE E. AHERN                    Vice President       Elected in 1999           Partner and Director of Portfolio Accounting
(1/12/1968)                                                                       and Operations, joined Lord Abbett in 1999.

JOAN A. BINSTOCK                   Chief Financial      Elected in 1999           Partner and Chief Operations Officer, joined
(3/4/1954)                         Officer and Vice                               Lord Abbett in 1999.
                                   President

DANIEL E. CARPER                   Vice President       Elected in 1993           Partner, joined Lord Abbett in 1979.
(1/22/1952)

A. EDWARD OBERHAUS, III            Vice President       Elected in 1996           Partner and Manager of Equity Trading,
(12/21/1959)                                                                      joined Lord Abbett in 1983.

PAUL A. HILSTAD                    Vice President       Elected in 1995           Partner and General Counsel, joined Lord
(12/13/1942)                       and  Secretary                                 Abbett in 1995.

LAWRENCE H. KAPLAN                 Vice President and   Elected in 1997           Partner and Deputy General Counsel, joined
(1/16/1957)                        Assistant Secretary                            Lord Abbett in 1997.

CHRISTINA T. SIMMONS               Vice President and   Elected in 2000           Assistant General Counsel, joined Lord
(11/12/1957)                       Assistant Secretary                            Abbett in 1999; formerly Assistant General
                                                                                  Counsel of Prudential Investments (1998 -
                                                                                  1999); prior thereto Counsel of Drinker,
                                                                                  Biddle & Reath LLP, a law firm.

BERNARD J. GRZELAK                 Treasurer            Elected in 2003           Director of Fund Administration, joined Lord
(6/12/1971)                                                                       Abbett in 2003, formerly Vice President,
                                                                                  Lazard Asset Management LLC (2000-2003),
                                                                                  prior thereto Manager of Deloitte & Touche
                                                                                  LLP.


COMMITTEES
The standing committees of the Board are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.


The Audit Committee is composed wholly of Directors who are not "interested persons" of the Funds. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs, and Ms. Hill. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund's financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of each Fund's independent public accounting firm and considering violations of each Fund's Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Directors who are not "interested persons" of the Funds, and also may include one or more Directors who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Directors: Messrs. Bush, MacDonald, and Neff. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met six.

The Nominating and Governance Committee is composed of all the Directors who are not "interested persons" of the Funds. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met five times.


APPROVAL OF ADVISORY CONTRACTS
At meetings on December 9, 2004, the Board, including all Directors who are not interested persons of the Funds, considered whether to approve the continuation of the existing management agreement between each of the Funds and Lord Abbett. In addition to the materials the Board had reviewed throughout the course of the year, the Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with its consideration.

The materials received by the Board as to each Fund included, but were not limited to, (1) information provided by Lipper Analytical Services, Inc. regarding the investment performance of each Fund compared to the investment performance of a group of funds with substantially similar investment objectives (the "performance universe") and to the investment performance of an appropriate securities index (if such an index existed), for various time periods each ending September 30, 2004, (2) information on the effective management fee rates and expense ratios for funds with similar objectives and similar size (the "peer group"), (3) sales and redemption information for each Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of each Fund, (7) information regarding the personnel and other resources devoted by Lord Abbett to managing each Fund.

The specific considerations as to each Fund are discussed below.

LARGE-CAP CORE FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that that the performance of the Class A shares of the Fund was in the fifth quintile of its performance universe for the nine-month period, in the fourth quintile for the one-year period, in the third quintile for the three-year period, and in the second quintile for the five-and ten-year periods. The Board also noted that the Fund's performance was below that of the Lipper Large-Cap Value Index for the nine-month and one-year periods, but above that of the Index for the three-, five-, and ten-year periods.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of each Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that, effective October 1, 2004, the advisory fees for the Fund were reduced, with the result that the contractual management and administrative services fees for the Fund were approximately one basis point above the peer group median and the actual advisory and administrative services fees were approximately seven basis points above that median. The Board also noted that, effective October 1, 2004, Lord Abbett had agreed to cap the Fund's Class A total expense ratio at 1.30%, the Classes B and C total expense ratios at 1.95%, the Class P total expense ratio at 1.40%, and the Class Y total expense ratio at 0.95%, with the result that the total expense ratio of Class A would be two basis points above the median of the peer group, the total expense ratios of Classes B and C would be approximately seven basis points below the median, the total expense ratio of Class P would be approximately eighteen basis points above the median, and the total expense ratio of Class Y would be approximately seven basis points above the median.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

SMALL-CAP VALUE SERIES

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of two performance universes of funds: the first consisting of small-cap value funds and the second consisting of small-cap core funds. It review the performance both in terms of total return and in terms of other statistical measures. The Board noted that the performance of the Class A shares of the Fund was in the second quintile the first performance universe for the nine-month and three-year periods, and in the first quintile in the one-and five-year periods. The Board noted that the performance of the Class A shares of the Fund was in the first quintile of the second performance universe in all periods. The Board also noted that the Fund's performance was below that of the Lipper Small-Cap Value Index for the three-year period, but above that of the Index for all other periods, and above that of the Lipper Small-Cap Core Index in each period..

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of each Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees of the Fund were approximately four basis points above the median of the peer group. The Board noted that the total expense ratio of Class A was less than two basis points above the median of the peer group, the total expense ratios of Classes B and C were approximately the same as the median, the total expense ratio of Class P was approximately nine basis points above the median, and the total expense ratio of Class Y was approximately three basis points above the median.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

GROWTH OPPORTUNITIES FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the performance of the Class A shares of the Fund ranked in the fourth quintile in the nine-month, one-year, and three-year periods and in the second quintile in the five-year period. The Board also noted that the performance was below that of the Lipper Mid-Cap Growth Index in the nine-month, one-year, and three-year periods, but above that of the Index in the five-year period.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of each Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel. Lord Abbett was attempting to add additional resources to the investment personnel in the growth area, particularly focused on large-capitalization and mid-capitalization stocks.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees were approximately two basis points above the median of the peer group and the actual management and administrative services fees were approximately six basis points above the median of the peer group. The Board also noted that the total expense ratio of Class A was approximately twenty-one basis points above the median of the peer group, the total expense ratios of Classes B and C were approximately seven basis points above the median of the peer group, the total expense ratio of Class P was approximately seven basis points above the median, and the total expense ratio of Class Y was approximately eighteen basis points above the median. The Board also observed that the Fund had a relatively high level of transfer agent and shareholder servicing costs, due to its relatively small average account size. The Board noted that the management fees of the Fund had been reduced in early 2004.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.

AMERICA'S VALUE FUND

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading. The Board noted that Lord Abbett did not use brokerage commissions to purchase third-party research.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board reviewed the Fund's investment performance as well as the performance of the performance universe of funds, both in terms of total return and in terms of other statistical measures. The Board noted that the performance of the Class A shares of the Fund was in the first quintile of its performance universe for the nine-month and one-year periods and for the period since inception (December 27, 2001). The Board also noted that the performance was above that of the Lipper Equity Income Index for each period.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel providing investment management services to each Fund, in light of each Fund's investment objective and discipline. Among other things, they considered the size and experience of Lord Abbett's investment management staff, Lord Abbett's investment methodology and philosophy, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent and custodian.

EXPENSES. The Board considered the expense ratios of each class and the expense ratios of peer groups. It also considered the amount and nature of the fees paid by shareholders. The Board noted that the contractual management and administrative services fees were the same as the medians of the peer group. The Board also noted that the total expense ratio of Class A was approximately five basis points above the median of the peer group, that the total expense ratios of Classes B and C were approximately two basis points below the median, that the total expense ratio of Class P was approximately twenty-four basis points above the median, and the total expense ratio of Class Y was approximately five basis points above the median.

PROFITABILITY. The Board considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel. The Board noted that Lord Abbett's profitability had increased, in part due to an increase in assets under management.

ECONOMIES OF SCALE. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement.


COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the directors of the Company and for all Lord Abbett-sponsored funds.


The second column of the following table sets forth the compensation accrued by the Company for outside Directors. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors, and amounts payable but deferred at the option of the Director. No director/trustee of the funds associated with Lord Abbett, and no officer of the funds, received any compensation from the funds for acting as a director/trustee or officer.



(1)                                 (2)                                (3)
                                    FOR FISCAL YEAR ENDED              FOR YEAR ENDED DECEMBER 31, 2004
                                    NOVEMBER 30, 2004                  TOTAL COMPENSATION PAID BY THE
                                    AGGREGATE COMPENSATION             COMPANY AND THIRTEEN OTHER LORD
NAME OF DIRECTOR                    ACCRUED BY THE COMPANY(1)          LORD ABBETT-SPONSORED FUNDS(2)
----------------                    -------------------------          --------------------------------
E. Thayer Bigelow                   $ 7,032                            $ 127,364
William H.T. Bush                   $ 7,082                            $ 126,320
Robert B. Calhoun, Jr.              $ 6,931                            $ 127,001
Julie A. Hill*                      $ 5,432                            $ 111,417
Franklin W. Hobbs                   $ 6,535                            $ 118,501
C. Alan MacDonald                   $ 7,345                            $ 131,320
Thomas J. Neff                      $ 6,567                            $ 117,001


----------

*Elected effective February 1, 2004.



     (1). Outside Directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Funds to its outside Directors may be deferred at the option of a Director under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the Funds for later distribution to the Directors. In addition, $25,000 of each Director's retainer must be deferred and is deemed invested in shares of the Company and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for the Directors are $1,697, $2,525, $7,429, $2,875, $6,790, $1,697, and $6,696, respectively.

     (2). The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2004, including fees directors have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Director in the Company and other Lord Abbett-sponsored funds as of December 31, 2004. The amounts shown include deferred compensation to the Directors deemed invested in fund shares. The amounts ultimately received by the Directors under the deferred compensation plan will be directly linked to the investment performance of the funds.



                                       DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS                       AGGREGATE DOLLAR
                                       ----------------------------------------------                  RANGE OF EQUITY SECURITIES
                                                 GROWTH            LARGE-CAP                                    IN LORD
NAME OF DIRECTOR           AMERICA'S VALUE    OPPORTUNITIES           CORE        SMALL-CAP VALUE        ABBETT-SPONSORED FUNDS
----------------           ---------------    -------------        ---------      ---------------        ----------------------
Robert S. Dow               Over $100,000     Over $100,000     Over $100,000      Over $100,000           Over $100,000
E. Thayer Bigelow          $10,001-$50,000     $1-$10,000       $10,001-$50,000    Over $100,000           Over $100,000
William H. T. Bush         $10,001-$50,000     $1-$10,000          $1-$10,000        $1-$10,000            Over $100,000
Robert B. Calhoun, Jr.        $1-$10,000       $1-$10,000          $1-$10,000     $10,001-$50,000          Over $100,000
Julie A. Hill*                $1-$10,000       $1-$10,000          $1-$10,000        $1-$10,000          $50,001-$100,000
Franklin W. Hobbs             $1-$10,000       $1-$10,000          $1-$10,000     $10,001-$50,000          Over $100,000
C. Alan MacDonald           Over $100,000      $1-$10,000          $1-$10,000     $10,001-$50,000          Over $100,000
Thomas J. Neff              Over $100,000      $1-$10,000          $1-$10,000     $10,001-$50,000          Over $100,000


----------

*Elected effective February 1, 2004.


CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

PROXY VOTING


Each Fund has delegated proxy voting responsibilities to the Funds' investment adviser, Lord Abbett, subject to the Proxy Committee's general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett's proxy voting policies and procedures is attached as Appendix C.

In addition, the Funds are required to file Form N-PX, with its complete proxy voting record for the twelve months ending June 30th, no later than August 31st of each year. The first such filing was filed by August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Funds' Form N-PX filing will be available on the SEC's website at www.sec.gov. It is anticipated that each Fund will also make this information available, without charge, on Lord Abbett's website at www.LordAbbett.com.


                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of November 30, 2004, our officers and directors, as a group, owned less than 1% of each Fund's outstanding shares of Class Y. As of November, 2004, to the best of our knowledge, other than Lord Abbett Distributor and other institutional broker-dealers for the benefit of their clients, the following shareholders owned 5% or more of a Fund's outstanding Class Y shares:



GROWTH OPPORTUNITIES FUND

Scana Corp                          58.54%
PO Box 105779
Atlanta, GA 30348

LARGE-CAP CORE FUND

Lord Abbett Balanced Series         89.64%
Attn: Bernie Grzelak
90 Hudson St.
Jersey City, NJ 07302

Small-CapValue

Lord Abbett Alpha Series            10.54%
Attn: Bernard Grzelak
90 Hudson St.
Jersey City, NJ 07302

Texasaver Program                   10.36%
PO Box 13207
Austin, TX 78711

MedCo Health Solutions               7.08%
Attn: Chris Dionne
82 Devonshire St.

Boston, MA 02109
State Street Bank & Trust           10.34%
105 Rosemont Rd.
Westwood, MA 02090

Vanguard Fiduciary Trust Co.        13.71%
Attn: Outside Funds
PO Box 2600
Valley Forge, PA  19482

NFSC                                18.36%
100 Magellan Way
Covington, KY 41015

AMERICA'S VALUE FUND

Lord Abbett Profit Sharing Plan      7.53%
Joseph Leonti
90 Hudson St.
Jersey City, NJ 07302

Lord Abbett Profit Sharing Plan      9.28%
Edward K. von der Linde
90 Hudson St.
Jersey City, NJ 07302

Lord Abbett Profit Sharing Plan      6.14%
Jeffrey Lamb
90 Hudson St.
Jersey City, NJ 07302

Lord Abbett Profit Sharing Plan     11.56%
Robert J. Noelke
90 Hudson St.
Jersey City, NJ 07302


Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER
As described under "Management" in the Prospectuses, Lord Abbett is each Fund's investment adviser. The following partners of Lord Abbett, are also officers of the Company: Tracie E. Ahern, Joan A. Binstock, Daniel E. Carper, Sholom Dinsky, Robert P. Fetch, Paul A. Hilstad, Lawrence H. Kaplan, Robert G. Morris, A. Edward Oberhaus, III, Eli M. Salzmann, Christopher J. Towle, and Edward K. von der Linde. Robert S. Dow is the managing partner of Lord Abbett and an officer and Director of the Company. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Browne, John J. DiChiaro, Lesley-Jane Dixon, Milton Ezrati, Kevin P. Ferguson, Daria L. Foster, Daniel H.

Frascarelli, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Charles Hofer, W. Thomas Hudson, Jr., Cinda Hughes, Richard Larsen, Gerald Lanzotti, Ellen G. Itskovitz, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Robert J. Noelke, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl,, Michael Radziemski, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Company, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets, calculated daily and payable monthly. These fees are allocated among the classes based on the classes' proportionate share of such average daily net assets. The annual rates for each Fund are as follows:


     - for America's Value Fund, at an annual rate of .75 of 1%;
     - for Large-Cap Core Fund, at an annual rate of .75 of 1%; and
     - for Small-Cap Value Fund, at an annual rate of .75 of 1%.

For Growth Opportunities Fund the annual rates are as follows:

..80 of 1% of the first $1 billion of average daily net assets.
..75 of 1% of the next $1 billion, and
..70 of 1% of the next $1 billion, and
..65 of 1% of assets over $3 billion

Effective April 1, 2004 Lord Abbett reduced its contractual management fee for Growth Opportunities Fund from .90 of 1% to the above calculation.

For Large-Cap Core Fund the annual rates are as follows:

..70 of 1% of the first $1 billion of average daily net assets, ..65 of 1% of the next billion, and ..60 of 1% of assets over $2 billion.

Effective October 1, 2004, Lord Abbett reduced its contractual management fee for the Large-Cap Core Fund from .75 of 1% to the fee schedule shown above. For the fiscal year ended November 30, 2003, the fee paid to Lord Abbett was at a rate of .75 of 1% of each Fund's average daily net assets.


The management fees payable to Lord Abbett for each fund are as follows:



             FUND NAME                          2004                2003               2002
----------------------------------------------------------------------------------------------
Growth Opportunities Fund                   $ 5,917,432         $ 3,921,950        $ 3,344,604
Large-Cap Core Fund                         $ 3,126,925         $ 2,336,781        $ 2,466,732
Small-Cap Value Fund                        $ 9,202,816         $ 5,367,791        $ 5,515,564
America's Value Fund                        $ 2,135,142         $   416,878        $   100,908*



*For the period December 19, 2001 to November 30, 2002.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

INVESTMENT MANAGERS

As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of each Fund.

Edward K. von der Linde and Christopher J. Towle head the America's Value Fund team and are primarily and jointly responsible for the day-to-day management of the Fund.

Kevin P. Ferguson heads the Growth Opportunities Fund team and is primarily and jointly responsible for the day-to-day management of the Fund.

Robert G. Morris and Paul J. Volovich head the Large-Cap Core Fund team and are primarily and jointly responsible for the day-to-day management of the Fund.

Robert P. Fetch heads the Small-Cap Value Fund team and is primarily responsible for the day-to-day management of the Fund.

    The following table indicates for each Fund as of November 30, 2004: (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)



                                                               OTHER ACCOUNTS MANAGED (# AND TOTAL ASSETS IN MILLIONS)
                                                           ------------------------------------------------------------
                                                                                      OTHER POOLED
                                                           REGISTERED INVESTMENT       INVESTMENT
FUND                           NAME                              COMPANIES              VEHICLES              OTHER ACCOUNTS
----                           ----                              ---------              --------              --------------
America's Value Fund           Edward K. von der Linde         10 / $11,050.6            1/ $30.0             6,109 / $2,781.0
                               Christopher J. Towle            10 / $11,304.1           3/ $866.1             5,840 / $2,388.8

Growth Opportunities Fund      Kevin P. Ferguson                 2 / $79.5              2 / $108.6               1 / $12.8

Large-Cap Core Fund            Robert G. Morris                 3 / $1,093.1              0 / $0                   0 / $0
                               Paul J. Volovich                    0 / $0                 0 / $0                   0 / $0

Small-Cap Value Fund           Robert P. Fetch                  3 / $2,404.2            1 / $104.1           1204* / $2,331.6*

* Included in the number of accounts and total assets are 1 account with respect to which the management fee is based on the performance of the account; such account totals $414.0 million in total assets, or less than 1% of Lord Abbett's total assets under management.

To address potential conflicts of interest that may arise in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts included in the table above, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any fund transactions through such an entity. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Funds and the investments of the other accounts referenced in the table above.

COMPENSATION OF INVESTMENT MANAGERS
Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. Base salaries are assigned at a level that takes into account the investment manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a multiple of base salaries, are determined after an evaluation of the investment manager's investment results. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns vs. both the appropriate style benchmarks and the appropriate peer group rankings. In addition to investment returns, other factors that are taken into consideration are: style consistency, dispersion among funds with similar objectives and the risk taken to achieve the portfolio returns. Finally, there is a component of that bonus that reflects leadership and management of the investment team. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett may designate a bonus payment of a manager who is not a partner of Lord Abbett for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

HOLDINGS OF INVESTMENT MANAGERS
The following table indicates for each Fund the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund, as of November 30, 2004. This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.



                                                                           DOLLAR RANGE OF SHARES IN THE PORTFOLIO
                                                                $1-     $10,001-   $50,001-    $100,001-  $500,001-        OVER
FUND                       NAME                      NONE     $10,000    $50,000   $100,000    $500,000   $1,000,000    $1,000,000
----                       ----                      ----     -------    -------   --------    --------   ----------    ----------
America's Value Fund       Edward K. von der Linde                                    X
                           Christopher J. Towle                             X

Growth Opportunities
Fund                       Kevin P. Ferguson                                X


Large-Cap Core Fund        Robert G. Morris                                                       X
                           Paul J. Volovich                      X

Small-Cap Value Fund       Robert P. Fetch                                                                                   X


ADMINISTRATIVE SERVICES
Pursuant to an Administrative Services Agreement with each of the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Funds. Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of .04 of 1%. This fee is allocated among the classes of shares of each Fund based on average daily net assets.


                    FUND NAME                            2004                     2003
      -----------------------------------------------------------------------------------
      America's Value Fund                           $  113,874                $   21,391
      Growth Opportunities Fund                      $  284,645                $  162,063
      Large-Cap Core Fund                            $  168,727                $  114,727
      Small Cap Value Fund                           $  490,817                $  261,342


PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

CUSTODIAN AND ACCOUNTING AGENT
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is each Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting each Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund's net asset value.

TRANSFER AGENT
DST Systems, Inc., 210 W. 10th St. Kansas City, MO, 64106, acts as the transfer agent and dividend disbursing agent for each Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, Two World Financial Center, New York, NY, 10281, is the independent registered public accounting firm of the Funds and must be approved at least annually by the Funds' Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Funds, including the examination of financial statements included in the Funds' Annual Report to Shareholders.


                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES


The Funds' policy is to obtain best execution on all portfolio transactions, which means that they seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Funds generally pay, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the

Funds, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.


Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.


In transactions on stock exchanges on the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Funds' portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.


We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.


While neither Lord Abbett nor the Funds obtain third party research services from brokers executing portfolio transactions for the Funds, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, are not a substitute for Lord Abbett's services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.


No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.


Lord Abbett seeks to combine or "batch" purchases or sales of a particular security placed at the same time for similarly situated accounts, including the Funds, to facilitate "best execution" and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Funds, will do so at the average share price for all transactions related to that order in that security on that business day. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

For the fiscal years ended November 30, 2004, 2003, and the period December 19, 2001 to November 30, 2002, America's Value Fund paid total brokerage commissions paid on transactions of securities to independent broker-dealers of $269,630, $139,189 and $57,623, respectively.

For the fiscal years ended November 30, 2004, 2003, and 2002, Growth Opportunities Fund paid total brokerage commissions on transactions of securities to independent broker-dealers of $1,868,067, $1,383,800, and $1,237,574, respectively.

For the fiscal years ended November 30, 2004, 2003, and 2002 Large-Cap Core Fund paid total brokerage commissions on transactions of securities to independent broker-dealers of $411,259, $377,180, and $956,806, respectively.

For the fiscal years ended November 30, 2004, 2003, and 2002, Small-Cap Value Fund paid total brokerage commissions on transactions of securities to independent broker-dealers of $3,488,334, $2,247,526, and $2,875,463, respectively.


                                       7.
                                CLASSES OF SHARES

Each Fund offers investors different classes of shares to eligible purchasers. Only Class Y shares for each Fund are offered in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent auditors, the approval of a contract with a principal underwriter and the election of directors from the separate voting requirements.

The Company's By-Laws provide that a Fund shall not hold meetings of its shareholders in any year unless one or more matters are required to be acted on by shareholders under the Act, or unless called by a majority of the Board or by shareholders holding at least one quarter of the stock of the Funds' outstanding and entitled to vote at the meeting.

                                       8.
                       PURCHASES, REDEMPTIONS AND PRICING


Information concerning how we value Fund shares is contained in the Prospectus under "Purchases" and "Redemptions." The Funds' Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing. Please see Prospectus under "Purchases".


Under normal circumstances we calculate a Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid or, in the case of bonds, in the over-the-counter market if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices. Over-the-counter fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board.


All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange. If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board as described in the Prospectus.


The net asset value per share for the Class Y shares will be determined by taking the net assets and dividing by the number of Class Y shares outstanding. The Class Y shares will be offered at net asset value.

Class Y Share Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.


PURCHASES THROUGH FINANCIAL INTERMEDIARIES. Each Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of a Fund or Lord Abbett Distributor. Each Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.


Our Class Y shares may be purchased for the benefit of employees, partners and owners of entities that receive (or whose Retirement and Benefit Plan (s) receive investment management services from Lord Abbett & Co. LLC, so long as such purchases are for bona fide arrangements (such as "secular" trust) designed to provide nonqualified plan-like benefits to employees, partners and/or owners of such entities.


REVENUE SHARING AND OTHER PAYMENTS TO DEALERS AND FINANCIAL INTERMEDIARIES.
As described in each Fund's prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers") in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this statement of additional information, the Dealers to whom Lord Abbett or Lord Abbett Distributor makes revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) were as follows:

  A.G. Edwards & Sons, Inc.
  Advest, Inc.
  B.C. Ziegler and Company
  Bodell Overcash Anderson & Co., Inc.
  Cadaret, Grant & Co., Inc.
  Edward D. Jones & Co.
  Family Investors Company
  James I. Black & Co.
  Legg Mason Wood Walker, Inc.
  McDonald Investments Inc.
  Merrill Lynch, Pierce, Fenner & Smith
  Incorporated (and/or certain of its affiliates)
  Piper Jaffrey & Co.
  Protective Life Insurance Company
  Prudential Investment Management Services LLC
  RBC Dain Rauscher
  Raymond James & Associates, Inc.
  Raymond James Financial Services, Inc.
  Citigroup Global Markets, Inc.
  Sun Life Assurance Company of Canada
  UBS Financial Services Inc.
  Wachovia Securities, LLC

For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals.


REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of each Fund's shareholders to make redemption payments wholly in cash, each Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                              TAXATION OF THE FUNDS


Each Fund has elected, has qualified, and intends to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that a Fund receives and distributes to you is subject to a reduced tax rate of 15% (5% if you are in the 10% or 15% tax brackets) if you meet the general requirement of having held your Fund shares for more than 60 days, and you satisfy certain other requirements.

Dividends paid by a Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares.

A Fund's net capital losses for any year cannot be passed through to you but can be carried forward for a period of years to offset the Fund's capital gains in those years. To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as long term capital gains dividends.

Dividends paid by a Fund to corporate shareholders may qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in reduction to the basis of your shares in a Fund if the dividend constitutes an extraordinary dividend at the Fund level.


Distributions paid by a Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by a Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.


At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or to undistributed taxable income of the Fund. Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment. In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.


If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities.


Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service.

Certain investment practices that a Fund may utilize, such as investing in options, futures, forward contracts, short sales, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.


A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that a Fund will not be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.


You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions ("backup withholding"). Generally, you will be subject to backup withholding if a Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.


The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of a Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. A Fund may invest some or all of its assets in such federal obligations. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Funds. The Company has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                   PERFORMANCE

Each Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of Fund shares at the end of the measurement period. Each Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class Y shares, no sales charge is deducted from the initial investment, and the total return is shown at net asset value.

Using the computation methods described above the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of May 31, 2004, for each Fund, per class, for one, five, and ten years, or the life of Fund, where applicable. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions).

The tax rates may vary over the measurement period. Certain qualified dividends received by the Fund after December 31, 2003, will be subject to a reduced tax rate and not the ordinary tax rate. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before- and after-tax returns are provided for Class A shares for the Funds. The after-tax returns for the other classes of shares not shown in the table will vary from those shown. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


                                    1 YEAR           5 YEARS           10 YEARS     LIFE OF FUND
                                    ------           -------           --------     ------------
GROWTH OPPORTUNITIES FUND
Class Y Shares Before Taxes          7.90%            0.84%            -            11.46% (10/15/98)
Class Y Shares After
  Taxes on Distributions             7.90%            0.75%            -            11.38% (10/15/98)
Class Y Shares After Taxes on
  Distributions and Sale of
  Fund  Shares                       5.14%            0.66%            -            10.04% (10/15/98)

LARGE-CAP CORE FUND
Class Y Shares Before Taxes          14.89%           4.65%            -            4.26% (5/4/99)
Class Y Shares After
  Taxes on Distributions             14.69%           3.94%            -            3.16% (5/4/99)
Class Y Shares After Taxes on
  Distributions and Sale of
  Fund Shares                         9.66%           3.58%            -            3.28% (5/4/99)

SMALL-CAP VALUE FUND
Class Y Shares Before Taxes          23.40%          19.00%            -            12.75% (12/30/97)
Class Y Shares After
  Taxes on Distributions             21.92%          18.03%            -            12.09% (12/30/97)
Class Y Shares After Taxes on
  Distributions and Sale of          16.01%          16.33%            -            10.97% (12/30/97)
  Fund Shares

AMERICA'S VALUE FUND
Class Y Shares Before Taxes          20.72%          -                 -            9.15% (12/27/01)
Class Y Shares After
  Taxes on Distributions             19.94%          -                 -            8.48% (12/27/97)
Class Y Shares After Taxes on
  Distributions and Sale of
  Fund  Shares                       13.59%          -                 -            7.46% (12/27/01)


These figures represent past performance, and an investor should be aware that the investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that past performance will be repeated in the future.

Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. Each Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, each Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services, and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS


The financial statements incorporated herein by reference from the Lord Abbett Research Fund, Inc. - Growth Opportunities Fund, Large-Cap Core Fund, Small-Cap Value Series, and America's Value Fund 2004 Annual Report to Shareholders have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                   APPENDIX A

                      FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that may receive portfolio holdings or related information under the circumstances described above under Investment Policies - Policies and Procedures Governing Disclosure of Portfolio Holdings:



                                                                              PORTFOLIO COMMENTARIES,
                                                                             FACT SHEETS, PERFORMANCE
                                                   PORTFOLIO HOLDINGS         ATTRIBUTION INFORMATION
                                                       (ITEM #1)*                   (ITEM #2)*
ABN-AMRO Asset Management                                                             Monthly
ADP Retirement Services                                                               Monthly
AG Edwards                                                                            Monthly
AIG SunAmerica                                                                        Monthly
Allstate Life Insurance Company                                                       Monthly
Alpha Investment Consulting Group LLC                                                 Monthly
American Express Retirement Services                                                  Monthly
American United Life Insurance Company                                                Monthly
AMG Data Services                                                                     Monthly
Amivest Capital Management                                                            Monthly
Amvescap Retirement                                                                   Monthly
AON Consulting                                                                        Monthly
Arnerich Massena & Associates, Inc.                      Monthly                      Monthly
Asset Performance Partners                               Monthly                      Monthly
Asset Strategies Portfolio Services, Inc.                                             Monthly
AXA Financial, Inc.                                                                   Monthly
Bank of America Corporation                                                           Monthly
Bank of New York                                         Monthly                      Monthly
Bank of Oklahoma                                                                      Monthly
Bank One                                                                              Monthly
Becker, Burke Associates                                 Monthly                      Monthly
Bell GlobeMedia Publishing Co.                           Monthly
Bellwether Consulting                                                                 Monthly
Berthel Schutter                                         Monthly                      Monthly
Bloomberg L.P. (fixed income trading system)              Daily
Brown Brothers Harriman                                                               Monthly
Buck Consultants, Inc.                                                                Monthly
Callan Associates, Inc.                                  Monthly                      Monthly
Cambridge Associates LLC                                 Monthly                      Monthly
Cambridge Financial Services                                                          Monthly
Ceridian                                                                              Monthly
Charles Schwab & Co                                                                   Monthly
Chicago Trust Company                                                                 Monthly
CIBC Oppenheimer                                                                      Monthly
Citigroup                                                 Daily
CitiStreet Retirement Services                                                        Monthly
Clark Consulting                                                                      Monthly
Columbia Funds                                                                        Monthly
Columbia Management Group                                                             Monthly

                                                                              PORTFOLIO COMMENTARIES,
                                                                             FACT SHEETS, PERFORMANCE
                                                   PORTFOLIO HOLDINGS         ATTRIBUTION INFORMATION
                                                       (ITEM #1)*                   (ITEM #2)*
Columbia Trust Company                                                                Monthly
Concord Advisory Group Ltd.                              Monthly                      Monthly
Consulting Services Group, LP                                                         Monthly
Copic Financial                                                                       Monthly
CPI Qualified Plan Consultants                                                        Monthly
CRA Rogers Casey                                                                      Monthly
Curcio Webb                                              Monthly                      Monthly
D.A. Davidson                                                                         Monthly
Dahab Assoc.                                                                          Monthly
Daily Access                                                                          Monthly
Defined Contribution Advisors, Inc.                                                   Monthly
Delaware Investment Advisors                                                          Monthly
Deliotte & Touche LLP (Funds' independent                Annually                     Annually
auditors)
DeMarche Associates, Inc.                                Monthly                      Monthly
DiMeo Schneider & Associates                                                          Monthly
Disabato Associates, Inc.                                                             Monthly
Diversified Investment Advisors, Inc.                                                 Monthly
EAI                                                                                   Monthly
Edward Jones & Co.                                                                    Monthly
Ennis, Knupp & Associates                                                             Monthly
Factset Research Systems Inc. (quantitative               Daily
analytics for Funds)
Federated Investments                                                                 Monthly
Fidelity Capital Technology, Inc. (corporate              Daily
action tracking)
Fidelity Investments                                                                  Monthly
Fifth Third Bank                                                                      Monthly
First Mercantile Trust Co.                                                            Monthly
FleetBoston Financial Corp.                                                           Monthly
Franklin Templeton                                                                    Monthly
Freedom One Financial Group                              Monthly
Freedom One Investment Advisors                                                       Monthly
Frost Bank                                                                            Monthly
Fuji Investment Management Co., Ltd.                                                  Monthly
Fund Evaluation Group, Inc.                              Monthly                      Monthly
Goldman Sachs                                                                         Monthly
Great-West Life and Annuity Insuance Company                                          Monthly
Greenwich Associates                                                                  Monthly
Hartford Life Insurance Company                                                       Monthly
Hartland & Co.                                           Monthly                      Monthly
Hewitt Associates, LLC                                   Monthly                      Monthly
Hewitt Investment Group                                  Monthly                      Monthly
Highland Consulting Associates, Inc.                                                  Monthly
Holbien Associates, Inc.                                                              Monthly

                                                                              PORTFOLIO COMMENTARIES,
                                                                             FACT SHEETS, PERFORMANCE
                                                   PORTFOLIO HOLDINGS         ATTRIBUTION INFORMATION
                                                       (ITEM #1)*                   (ITEM #2)*
Horace Mann Life Insurance Company                                                    Monthly
HSBC Bank USA N.A.                                                                    Monthly
ICMA Retirement Corp.                                                                 Monthly
ING                                                                                   Monthly
Institutional Shareholder Services, Inc.                  Daily
(proxy voting administrator)
Interactive Data Corporation (pricing vendor)             Daily
Intuit                                                                                Monthly
INVESCO Retirement Services                                                           Monthly
Invesmart                                                                             Monthly
Investment Consulting Services, LLC                                                   Monthly
Inviva                                                                                Monthly
Jefferson National Life Insurance Company                                             Monthly
Jeffrey Slocum & Associates, Inc.                        Monthly                      Monthly
JP Morgan Consulting                                                                  Monthly
JP Morgan Fleming Asset Management                                                    Monthly
JP Morgan Investment Management                                                       Monthly
Kirkpatrick & Lockhart LLP (Counsel to Lord,                                          Monthly
Abbett & Co. LLC)
Legacy Strategic Asset Mgmt. Co.                                                      Monthly
Legg Mason                                                                            Monthly
Lincoln Financial                                                                     Monthly
Lipper Inc., a Reuters Company                           Monthly
LPL Financial Services                                                                Monthly
Manulife Financial / John Hancock Financial              Monthly                      Monthly
Services
Marco Consulting Group                                                                Monthly
Marquette Associates, Inc.                               Monthly                      Monthly
MassMutual Financial Group                                                            Monthly
McDonald                                                                              Monthly
Meketa Investment Group                                                               Monthly
Mellon Employee Benefit Solutions                                                     Monthly
Mellon Human Resources & Investor Solutions                                           Monthly
Mercer HR Services                                                                    Monthly
Mercer Investment Consulting                                                          Monthly
Merrill Lynch                                                                         Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.              Monthly
MetLife                                                                               Monthly
MetLife Investors                                                                     Monthly
MFS Retirement Services, Inc.                                                         Monthly
MFS/Sun Life Financial Distributors, Inc.                                             Monthly
(MFSLF)
Midland National Life                                                                 Monthly
Milliman & Robertson Inc.                                                             Monthly
Minnesota Life Insurance Company                                                      Monthly

                                                                              PORTFOLIO COMMENTARIES,
                                                                             FACT SHEETS, PERFORMANCE
                                                   PORTFOLIO HOLDINGS         ATTRIBUTION INFORMATION
                                                       (ITEM #1)*                   (ITEM #2)*
Monroe Vos Consulting Group, Inc.                                                     Monthly
Morgan Keegan                                                                         Monthly
Morgan Stanley Dean Witter                                                            Monthly
MorganStanley                                                                         Monthly
Morningstar Associates, Inc. / Morningstar,     Monthly (with 1 month lag)            Monthly
Inc.
National City Bank                                                                    Monthly
Nationwide Financial                                                                  Monthly
NCCI Holdings, Inc.                                                                   Monthly
New England Pension Consultants                          Monthly                      Monthly
Newkirk Products, Inc.                                   Monthly
New York Life Investment Management                                                   Monthly
Nordstrom Pension Consulting (NPC)                                                    Monthly
NY Life Insurance Company                                                             Monthly
Oxford Associates                                                                     Monthly
Palmer & Cay Investment Services                                                      Monthly
Paul L. Nelson & Associates                                                           Monthly
Peirce Park Group                                                                     Monthly
Pension Consultants, Inc.                                                             Monthly
PFE Group                                                                             Monthly
PFM Group                                                                             Monthly
PFPC, Inc.                                                                            Monthly
Phoenix Life Insurance Company                                                        Monthly
Piper Jaffray                                                                         Monthly
PNC Advisors                                                                          Monthly
Portfolio Evaluations, Inc.                                                           Monthly
Prime, Buchholz & Associates, Inc.                                                    Monthly
Princeton Financial Systems, Inc. (portfolio              Daily
administration system)
Protective Life Corporation                                                           Monthly
Prudential Financial                                                                  Monthly
Prudential Insurance Company of America                                               Monthly
Prudential Securities, Inc.                                                           Monthly
Putnam Fiduciary Trust Company                           Monthly
Putnam Investments                                                                    Monthly
R.V. Kuhns & Associates, Inc.                                                         Monthly
Raymond James Financial, Inc.                                                         Monthly
RBC Dain Rauscher                                                                     Monthly
Reuters America, Inc.                                     Daily
Rocaton Investment Advisors, LLC                                                      Monthly
Ron Blue & Co.                                                                        Monthly
Roszel Advisors, LLC (MLIG)                                                           Monthly
Schwab Corporate Services                                Monthly
Scudder Investments                                                                   Monthly
Segal Advisors                                                                        Monthly

                                                                              PORTFOLIO COMMENTARIES,
                                                                             FACT SHEETS, PERFORMANCE
                                                   PORTFOLIO HOLDINGS         ATTRIBUTION INFORMATION
                                                       (ITEM #1)*                   (ITEM #2)*
SEI Investment                                                                        Monthly
SG Constellation, LLC                                    Monthly
Shields Associates                                                                    Monthly
Smith Barney                                                                          Monthly
Spagnola-Cosack, Inc.                                                                 Monthly
Standard & Poor's                                         Daily                       Monthly
Stanton Group                                                                         Monthly
State Street Bank and Trust Company (Funds'               Daily
custodian and accounting agent)
Stearne, Agee & Leach                                                                 Monthly
Stephen's, Inc.                                                                       Monthly
Stifel Nicolaus                                                                       Monthly
Strategic Advisers, Inc.                                 Monthly
Strategic Insight                                        Monthly
Strategic Investment Solutions                                                        Monthly
Stratford Advisory Group, Inc.                           Monthly                      Monthly
Summit Strategies Group                                                               Monthly
T. Rowe Price Associates, Inc.                                                        Monthly
TD Asset Management                                                                   Monthly
The 401k Company                                                                      Monthly
The Carmack Group, Inc.                                                               Monthly
The MacGregor Group, Inc. (equity trading                 Daily
system)
The Managers Fund                                                                     Monthly
The Manufacturers Life Ins. Co.                          Monthly
The Vanguard Group                                                                    Monthly
Thomson Financial Research (past performance             Monthly
hypotheticals)
Towers Perrin                                                                         Monthly
Transamerica Retirement Services                                                      Monthly
Travelers Life and Annuity Company                                                    Monthly
UBS (Luxembourg) S.A.
UBS- Prime Consulting Group                                                           Monthly
UMB Bank                                                                              Monthly
Union Bank of California                                                              Monthly
US Bank                                                                               Monthly
USI Retirement                                                                        Monthly
Valic                                                                                 Monthly
Victory Capital Management                                                            Monthly
Vestek Systems, Inc.                                     Monthly
Wachovia Bank                                                                         Monthly
Wall Street Source                                        Daily
Watson Wyatt Worldwide                                                                Monthly
Welch Hornsby & Welch                                                                 Monthly
Wells Fargo                                                                           Monthly
William M. Mercer Consulting Inc.                                                     Monthly
Wilmer Cutler Pickering Hale and Dorr LLP                                             Monthly

                                                                              PORTFOLIO COMMENTARIES,
                                                                             FACT SHEETS, PERFORMANCE
                                                   PORTFOLIO HOLDINGS         ATTRIBUTION INFORMATION
                                                       (ITEM #1)*                   (ITEM #2)*
(Counsel to the Independent Board of
Directors/ Trustees)
Wilshire Associates, Inc.                                                             Monthly
Wurts & Associates, Inc.                                 Monthly                      Monthly
Wyatt Investment Consulting, Inc.                                                     Monthly
Yanni Partners, Inc.                                                                  Monthly


----------

  *This information is or may be provided within 15 days after the end of the period indicated below, unless otherwise noted. Many of the recipients actually receive the information on a quarterly basis, rather than on a monthly basis as noted in the chart.

                                   APPENDIX B


MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                                   APPENDIX C
                                                               DECEMBER 31, 2004
                             LORD, ABBETT & CO. LLC
                      PROXY VOTING POLICIES AND PROCEDURES
                                  INTRODUCTION


         Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

         The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall
(i) monitor the actions of Lord Abbett in voting securities owned by the Funds;
(ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.


         Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.


SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.


         Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided NOT to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.


                 The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.


                 Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory

Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

         For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed NOT to follow the recommendations of ISS.


                       SUMMARY OF PROXY VOTING GUIDELINES

         Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.


ELECTION OF DIRECTORS

         Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.


         There are some actions by directors that may result in votes being withheld. These actions include:

               1) Attending less than 75% of board and committee meetings without a valid excuse.

               2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

               3) Failing to act on takeover offers where a majority of shareholders tendered their shares.

               4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

               5)   Failing to replace management as appropriate.

         We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

         We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

         We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

               1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

               2)   Management's rationale for why the repricing is necessary.

               3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

               4) Other factors, such as the number of participants, term of option, and the value for value exchange.

     In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

CUMULATIVE VOTING

         We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

         There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

         On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

SUPERMAJORITY VOTING

         Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

         Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

         Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

        - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

        -  No dead-hand or no-hand pills.

        - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

        - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

                                  SOCIAL ISSUES

         It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                         LORD ABBETT RESEARCH FUND, INC.

                                     PART C

                                OTHER INFORMATION

This Post-Effective Amendment No. 36 to the Registrant's Registration Statement relates to Class A, B, C, P & Y Shares of the Registrant:

Item 22.   Exhibits

     (a)   ARTICLES OF INCORPORATION.
           (i) Articles of Restatement dated March 17, 1998 and subsequent Articles Supplementary, Certificates of Correction and Articles of Amendment incorporated by reference to Post-Effective Amendment No. 28 filed on March 30, 2001.
           (ii) Articles Supplementary dated December 13, 2001 incorporated by reference to Post-Effective Amendment No. 30 filed on December 27, 2001.
           (iii)  Certificate  of  Correction  dated  May  3,  2003
                  incorporated by reference to Post-Effective Amendment No. 33 filed on March 31, 2004.

     (b) BY-LAWS. By-Laws amended April 20, 2004 incorporated by reference to Post-Effective Amendment No. 34 filed October 1, 2004.

     (c)   INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS.  Not applicable

     (d)   INVESTMENT ADVISORY CONTRACTS.
           (i)    Management Agreement. Incorporated by reference to
                  Post-Effective Amendment No. 4 filed on March 31, 1995.
           (ii)   Addendum to Management Agreement. Incorporated by reference to
                  Post-Effective Amendment No. 18 filed on July 31, 1998.
           (iii) Amendment to Management Agreement for Lord Abbett America's Value Fund incorporated by reference to Post-Effective Amendment No. 30 filed on December 27, 2001.
           (iv) Addendum to Management Agreement for Lord Abbett Growth Opportunities Fund incorporated by reference to Post-Effective Amendment No. 33 filed on March 31, 2003.

     (e) UNDERWRITING CONTRACTS. Distribution Agreement incorporated by reference to Post-Effective Amendment No. 33 filed on March 31, 2004.

     (f) BONUS OR PROFIT SHARING CONTRACTS. Equity Based Plans for Non-Interested Person Directors and Trustees of Lord Abbett Funds. Incorporated by reference to Post-Effective Amendment No. 28 filed on March 30, 2001.

     (g) CUSTODIAN AGREEMENT. Incorporated by reference to Post-Effective Amendment #35 filed on January 27, 2005.

     (h)   OTHER MATERIAL CONTRACTS
           (i) Transfer Agent Agreement incorporated by reference to Post-Effective Amendment filed on January 27, 2005.
           (ii) Administrative Services Agreement incorporated by reference to Post-Effective Amendment No. 32 filed on March 27, 2003.

     (i) LEGAL OPINION. Opinion of Wilmer Cutler Pickering Hale & Dorr LLP. Filed herein.

     (j) CONSENT OF INDEPENDENT AUDITORS. Consent of Deloitte & Touche LLP. Filed herein

     (k) OMITTED FINANCIAL STATEMENTS. Incorporated by reference to Registrant's 2004 Annual Report filed on February 9, 2005.

     (l) INITIAL CAPITAL AGREEMENTS. Incorporated by reference to Post-Effective Amendment No. 4 filed on March 31, 1995.

     (m)   RULE 12b-1 PLAN.
            (i) Class A 12b-1 Plan. Incorporated by reference to Post-Effective Amendment No. 30 filed on December 27, 2001.
            (ii) Class B 12b-1 Plan. Incorporated by reference to Post Effective Amendment No. 30 filed on December 27, 2001.
            (iii) Class C 12b-1 Plan. incorporated by reference to
                  Post-Effective Amendment No. 33 filed on March 31, 2004.
            (iv) Class P 12b-1 Plan. Incorporated by reference to Post-Effective Amendment No. 30 filed on December 27, 2001.
            (v) Schedule of 12b-1 Plans. Incorporated by reference to Post-Effective Amendment No. 33 filed on March 31, 2004.

     (n) AMENDED AND RESTATED RULE 18F-3 PLAN. Incorporated by reference to Post-Effective Amendment No. 35 filed on January 27, 2005 .

     (o)   RESERVED

     (p) CODE OF ETHICS. Incorporated by reference to Post-Effective Amendment No. 35 filed on January 27, 2005.

Item 23.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

              None.

Item 24.      INDEMNIFICATION

              Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers.

              The general effect of the statute is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statute provides for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above- mentioned Section 2-418 of Maryland law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

              In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both
              Section 2-418 of the Maryland law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said
              Section 17(h), Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by
              (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

              Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

              In addition, Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 25.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)      Adviser - Lord Abbett & Co. LLC

         Lord Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to various pension plans, institutions and individuals. Lord Abbett Distributor, a limited liability company, serves as its distributor and principal underwriter.

(b)      Partners

         Set forth below is information relating to the business, profession, vocation or employment of a substantial nature that each partner of the adviser, is or has been engaged in within the last two fiscal years for his/her own account in the capacity of director, officer, employee, partner or trustee of Lord Abbett. The principal business address of the following persons is c/o the Lord Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302-3973.

         Except as described below, none of the following named partners have been engaged by any entity other than Lord Abbett & Co. LLC for the preceding two years. Tracie E. Ahern, Joan A. Binstock, Daniel E. Carper, Paul A. Hilstad, Lawrence H. Kaplan, Robert G. Morris, and A. Edward Oberhaus, III. Robert S. Dow is a partner of Lord Abbett and an officer and Trustee of the Fund. The other partners of Lord Abbett are: Michael Brooks, Zane E. Brown, Patrick Browne, John
J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Milton Ezrati, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerald Heffernan, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Ellen G. Itskovitz, Richard Larsen, Jerald Lanzotti, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Paul McNamara, Michael Radziemski, Robert
J. Noelke, F. Thomas O'Halloran, R. Mark Pennington, Walter Prahl, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Richard Smola, Diane Tornejal, Christopher J. Towle, Edward von der Linde and Marion Zapolin.

Item 26.      PRINCIPAL UNDERWRITERS

       (a) Lord Abbett Distributor LLC serves as the principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following Lord Abbett-sponsored funds:

              Lord Abbett Affiliated Fund, Inc.
              Lord Abbett Blend Trust
              Lord Abbett Bond-Debenture Fund, Inc.
              Lord Abbett Developing Growth Fund, Inc.
              Lord Abbett Global Fund, Inc.
              Lord Abbett Investment Trust
              Lord Abbett Large-Cap Growth Fund
              Lord Abbett Mid-Cap Value Fund, Inc.
              Lord Abbett Securities Trust
              Lord Abbett Series Fund, Inc.
              Lord Abbett Municipal Income Fund, Inc.
              Lord Abbett Municipal Income Trust
              Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

       (b) Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. LLC. The partners of Lord, Abbett & Co. LLC, who are also officers of the Registrant are:

              NAME AND PRINCIPAL            POSITIONS AND OFFICES                POSITIONS AND OFFICES
              BUSINESS ADDRESS*             WITH LORD ABBETT DISTRIBUTOR LLC     WITH THE REGISTRANT
              ------------------            ---------------------------------    ---------------------
              Robert S. Dow                 Chief Executive Officer              Chairman and President

              Paul A. Hilstad               General Counsel                      Vice President & Secretary
              Lawrence H. Kaplan            Assistant General Counsel            Vice President & Assistant Secretary
              Marion Zapolin                Chief Financial Officer              Not applicable

              *Each Partner has a principal business address:
              90 Hudson Street, Jersey City, New Jersey  07302-3973

       (c)    Not applicable

Item 27.      LOCATION OF ACCOUNTS AND RECORDS

              The Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

              Lord, Abbett & Co. LLC maintains the records required by Rules 31a
              - 1(f) and 31a - 2(e) at its main office.

              Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 28.      MANAGEMENT SERVICES

              None

Item 29.      UNDERTAKINGS

              The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

              The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 30th day of March, 2005.

                                   BY:  /s/ Christina T. Simmons
                                        ------------------------
                                        Christina T. Simmons
                                        Vice President & Secretary


                                   BY:  /s/ Joan Binstock
                                        -----------------
                                        Joan Binstock
                                        Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURES                        TITLE                           DATE
----------                        -----                            ----
                                  Chairman, President
Robert S. Dow*                    and Director               March 30, 2005
--------------
Robert S. Dow

E. Thayer Bigelow*                Director                   March 30, 2005
---------------------
E. Thayer Bigelow

William H.T. Bush*                Director                   March 30, 2005
---------------------
William H. T. Bush

Robert B. Calhoun*                Director                   March 30, 2005
---------------------
Robert B. Calhoun

Julie A. Hill*                    Director                   March 30, 2005
---------------------
Julie A. Hill

Franklin W. Hobbs*                Director                   March 30, 2005
---------------------
Franklin W. Hobbs

C. Alan MacDonald*                Director                   March 30, 2005
---------------------
C. Alan MacDonald

Thomas J. Neff*                   Director                   March 30, 2005
---------------------
Thomas J. Neff

/s/ Christina T. Simmons*
-------------------------
Christina T. Simmons
*  Attorney-in-Fact

                                POWER OF ATTORNEY

     Each person whose signature appears below on this Amendment to the Registration Statement hereby constitutes and appoints Paul A. Hilstad, Lawrence
H. Kaplan and Christina T. Simmons, each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                                TITLE              DATE
----------                                -----              ----
                                  Chairman, President
/s/ Robert S. Dow                 and Director/Trustee       March 11, 2004
--------------------------        -----------------------    --------------
Robert S. Dow

/s/ E. Thayer Bigelow             Director/Trustee           March 11, 2004
--------------------------        -----------------------    --------------
E. Thayer Bigelow

/s/ William H. T. Bush            Director/Trustee           March 11, 2004
--------------------------        -----------------------    --------------
William H. T. Bush

/s/ Robert B. Calhoun, Jr.        Director/Trustee           March 11, 2004
--------------------------        -----------------------    --------------
Robert B. Calhoun, Jr.

/s/ Stewart S. Dixon              Director/Trustee           March 11, 2004
--------------------------        -----------------------    --------------
Stewart S. Dixon

/s/ Julie A. Hill                 Director/Trustee           March 11, 2004
--------------------------        -----------------------    --------------
Julie A. Hill

/s/ Franklin W. Hobbs             Director/Trustee           March 11, 2004
--------------------------        -----------------------    --------------
Franklin W. Hobbs

/s/ C. Alan MacDonald             Director/Trustee           March 11, 2004
--------------------------        -----------------------    --------------
C. Alan MacDonald

/s/ Thomas J. Neff                Director/Trustee           March 11, 2004
--------------------------        -----------------------    --------------
Thomas J. Neff

/s/ James F. Orr, III             Director/Trustee           March 11, 2004
--------------------------        -----------------------    --------------
James F. Orr, III

                                    EXHIBIT A

                        Lord Abbett Affiliated Fund, Inc.

                             Lord Abbett Blend Trust

                      Lord Abbett Bond-Debenture Fund, Inc.

                    Lord Abbett Developing Growth Fund, Inc.

                          Lord Abbett Global Fund, Inc.

                          Lord Abbett Investment Trust

                        Lord Abbett Large-Cap Growth Fund

                      Lord Abbett Mid-Cap Value Fund, Inc.

                         Lord Abbett Research Fund, Inc.

                          Lord Abbett Securities Trust

                          Lord Abbett Series Fund, Inc.

                     Lord Abbett Municipal Income Fund, Inc.

                       Lord Abbett Municipal Income Trust

   Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market
                                   Fund, Inc.